                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 15, 1997 (July 1, 1997)


                            MID-ATLANTIC REALTY TRUST
             (Exact name of registrant as specified in its charter)


       MARYLAND                            1-12286             52-1832411
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                   File Number)       Identification No.)


             170 West Ridgely Road, Suite 300, Lutherville, MD 21093
                    (Address of principal executive offices)


Registrant's telephone number, including area code (410) 684-2000



                                      N.A.
         (Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.


          Effective July 1, 1997, Mid-Atlantic Realty Trust ("MART") acquired a portfolio of shopping centers in the Baltimore metropolitan area from family members and affiliates of the Pechter family (the "Pechter Group"). The acquisition comprised ten commercial properties totaling approximately 1.07 million square feet. The ten projects are:

                  Enchanted  Forest Shopping Center
                  Shawan Plaza Shopping Center
                  Glen Burnie Village Shopping Center
                  Ingleside  Shopping Center
                  Radcliffe  Shopping Center at Towson
                  Timonium  Shopping Center
                  Timonium  Crossing  Shopping  Center
                  Club Center at Pikesville
                  Perry Hall Shopping Center
                  Orchard Square Medical Office

         At the closing of the transaction, MART formed a Maryland limited partnership, MART Limited Partnership, of which MART is the general partner and members of the Pechter Group were admitted as limited partners. MART assigned to MART Limited Partnership its beneficial interest in the properties owned by MART and its subsidiaries in exchange for a number of units of limited partnership interest ("Units") of MART Limited Partnership equal to the number of outstanding common shares of beneficial interest of MART.

         The consideration for the properties was the issuance by MART Limited Partnership to the members of the Pechter Group of approximately 3.235 million Units. The parties have valued the Units at $13 per Unit for this transaction. In addition, MART Limited Partnership has assumed approximately $81 million in existing mortgage indebtedness on the properties.

         Under the Agreement of Limited Partnership of MART Limited Partnership, subject to certain restrictions, the Units may be "put" to the partnership for cash at any time after one year following the closing. MART may assume the payment obligation at any time and pay it in cash or, at its option, may substitute common shares of MART on a one-for-one basis.

         As a result of this transaction, MART converted into an UPREIT structure. "UPREIT" is the REIT industry acronym for "umbrella partnership real estate investment trust". In this format, the properties of the REIT are owned by an operating limited partnership in which the REIT (or an affiliate) is the sole general partner. This structure enables property owners (including partners in real estate partnerships) to contribute their real estate or partnership interests to MART and defer current tax on such contributions until the operating partnership interests are converted into cash or, at MART's option, are paid in common shares of benefical interest of the real estate investment trust.

         At closing, Jack H. Pechter was elected Deputy Chairman and a trustee of MART, as well as a senior real estate advisor to the company.

         MART is a Maryland real estate investment trust (REIT) which owns, leases, develops and manages neighborhood and community shopping centers and other commercial real estate, primarily in the Middle Atlantic region. MART's common shares are traded on the American Stock Exchange under the symbol "MRR".


Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.                                                             Page

         (a). Financial Statements - JHP Commercial Properties

              Audited Financial Statements
              ----------------------------
              Independent Auditors' Report                                            5
              Combined Balance Sheets - December 31, 1996, December 31, 1995 and
              December 31, 1994                                                       6
              Combined  Statements of Income - For the Years Ended  December 31,
              1996, 1995 and 1994                                                     8
              Combined  Statements  of  Partners  Capital - For the Years  Ended
              December 31, 1996, 1995 and 1994                                        9
              Combined  Statements of Cash Flows - For the Years Ended December
              31, 1996, 1995 and 1994                                                10
              Notes to Combined Financial Statements                                 11


              Unaudited Financial Statements
              ------------------------------
              Combined  Balance  Sheets - March 31, 1997 (Unaudited) and
              December  31, 1996                                                     17
              Combined  Statements of Income - Three Months Ended March 31, 1997
              and March 31, 1996 (Unaudited)                                         19
              Combined  Statements  of Cash Flows - Three Months Ended March 31,
              1997 and March 31, 1996 (Unaudited)                                    20
              Note to Combined Financial Statements                                  21



         (b). Pro Forma  Financial  Information - Mid-Atlantic  Realty Trust and
              Subsidiaries

              Pro  Forma  Condensed  Combined  Balance  Sheet - March  31,  1997
              (Unaudited)                                                            23
              Pro Forma  Condensed  Combined  Statement   of  Operations - Three
              Months Ended March 31, 1997 (Unaudited)                                24
              Pro Forma  Condensed  Combined  Statement of Operations - For the
              Year Ended December 31, 1996 (Unaudited)                               25
              Notes to Pro Forma Condensed Combined Financial Statements             26

         (c). Exhibits


              1.   Agreement for  Contribution  of Interests dated April 1, 1997
                   ("Contribution Agreement") among Mid-Atlantic Realty Trust and the Contributors named therein, including all exhibits thereto.

              2. Agreement of Limited Partnership of MART Limited Partnership dated as of June 30, 1997 (included as Exhibit A to
                   Contribution Agreement).

              3.   Consent of Scheiner, Mister & Grandizio, P.A.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MID-ATLANTIC REALTY TRUST



Date: July  15, 1997                        By:/s/Paul G. Bollinger
                                               --------------------
                                               Paul G. Bollinger, Vice President
                                                and Controller
                                               Principal Financial Officer






mart.pr

Item 7(a).  Financial Statements - JHP Commercial Properties



                          INDEPENDENT AUDITORS' REPORT




To the Partners
JHP Commercial Properties


We have audited the accompanying combined balance sheets of JHP Commercial Properties as of December 31, 1996, 1995 and 1994, and the related combined statements of income, partners' capital and cash flows for the years then ended. These combined financial statements are the responsibility of the Properties' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of JHP Commercial Properties as of December 31, 1996, 1995 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



                                              Scheiner, Mister & Grandizio, P.A.
Lutherville, MD
February 14, 1997
(except for Notes 10 and 11,
as to which the date is July 10, 1997)


                            JHP COMMERCIAL PROPERTIES
                             COMBINED BALANCE SHEETS


December 31,                                         1996                1995              1994
------------------------------------------------------------------------------------------------------


                                     ASSETS



PROPERTY
  Operating Properties                           $90,869,991         $84,913,138        $84,802,416

  Less:  Accumulated Depreciation
    and Amortization                              13,779,863          11,908,068         10,341,779
                                                 -----------         -----------        -----------

        TOTAL                                     77,090,128          73,005,070         74,460,637
                                                 -----------         -----------        -----------

  Cash and Cash Equivalents                          119,111              15,979                -0-
  Accounts Receivable (Less Allowance for
    Doubtful Accounts, 1996 - $28,000)               377,755             316,485            399,194
  Accounts Receivable - Long-Term                    452,080             282,519            102,900
  Prepaid Expenses                                   500,415             493,168            482,580
  Mortgage Escrow Deposits                           214,089             187,508            155,782
  Other                                               31,342              84,768             31,624
  Deferred Financing Costs (Net of
    Accumulated Amortization; 1996 -
    $611,664; 1995 - $566,724;
    1994 - $551,472)                                 572,581             712,999            852,978
                                                 -----------         -----------        -----------

        TOTAL                                      2,267,373           2,093,426          2,025,058
                                                 -----------         -----------        -----------


             TOTAL ASSETS                        $79,357,501         $75,098,496        $76,485,695
                                                 ===========         ===========        ===========
















                    The independent auditors' report and the
                   accompanying notes are an integral part of
                           these financial statements.


                                                 JHP COMMERCIAL PROPERTIES
                                                  COMBINED BALANCE SHEETS


December 31,                                            1996               1995                  1994
------------------------------------------------------------------------------------------------------


                                             LIABILITIES AND PARTNERS' CAPITAL


LIABILITIES
  Accounts Payable and Accrued Expenses             $ 1,154,710          $   732,216         $   637,397
  Accrued Interest                                      613,180              593,243             591,300
  Tenant Security Deposit Liability                     377,118              398,442             413,394
  Deferred Income                                       742,345              614,412             642,296
  Mortgages and Notes Payable                        82,609,814           79,471,106          80,487,824
                                                    -----------          -----------         -----------

        TOTAL LIABILITIES                            85,497,167           81,809,419          82,772,211
                                                    -----------          -----------         -----------




PARTNERS' CAPITAL (DEFICIT)                          (6,139,666)          (6,710,923)         (6,286,516)
                                                    -----------          -----------         -----------










             TOTAL LIABILITIES AND
               PARTNERS' CAPITAL                    $79,357,501          $75,098,496         $76,485,695
                                                    ===========          ===========         ===========
















                    The independent auditors' report and the
                   accompanying notes are an integral part of
                           these financial statements.


                            JHP COMMERCIAL PROPERTIES
                          COMBINED STATEMENTS OF INCOME


For the Years Ended December 31,                 1996                 1995                  1994
------------------------------------------------------------------------------------------------


REVENUES
  Rentals                                    $13,229,061           $12,971,882           $12,055,677
  Other Income                                    17,077                29,836                56,967
                                             -----------           -----------           -----------

      TOTAL REVENUES                          13,246,138            13,001,718            12,112,644
                                             -----------           -----------           -----------


COSTS AND EXPENSES
  Interest                                     7,267,830             7,588,268             6,949,541
  Depreciation and Amortization                2,071,963             2,121,005             2,078,828
  Operating                                    2,087,278             1,871,210             1,903,975
  General and Administrative                   1,098,921               952,662             1,020,653
  Loss on Disposal of Fixed Assets                   -0-                   -0-               232,565
                                             -----------           -----------           -----------

      TOTAL COSTS AND EXPENSES                12,525,992            12,533,145            12,185,562
                                             -----------           -----------           -----------


NET EARNINGS (LOSS)                          $   720,146           $   468,573           $   (72,918)
                                             ===========           ===========           ===========


























                    The independent auditors' report and the
                   accompanying notes are an integral part of
                           these financial statements.



                            JHP COMMERCIAL PROPERTIES
               COMBINED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL


For the Years Ended December 31,        1996                 1995                  1994
---------------------------------------------------------------------------------------


PARTNERS' CAPITAL (DEFICIT) -
  BEGINNING OF YEAR                 $(6,710,923)          $(6,286,516)          $(5,668,736)

  Net Earnings (Loss)                   720,146               468,573               (72,918)

  Withdrawals (Net)                    (148,889)             (892,980)             (544,862)
                                    -----------           -----------           -----------

PARTNERS' CAPITAL (DEFICIT) -
  END OF YEAR                       $(6,139,666)          $(6,710,923)          $(6,286,516)
                                    ===========            ===========           ===========



































                    The independent auditors' report and the
                   accompanying notes are an integral part of
                           these financial statements.



                                                   JHP COMMERCIAL PROPERTIES
                                               COMBINED STATEMENTS OF CASH FLOWS


For the Years Ended December 31,                              1996              1995              1994
------------------------------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
  Net Earnings (Loss)                                      $  720,146        $  468,573        $  (72,918)
  Adjustments to Reconcile Net Earnings (Loss)
    to Net Cash Provided by Operating Activities:
      Depreciation and Amortization                         2,071,963         2,121,005         2,078,828
      Loss on Disposal of Fixed Assets                            -0-               -0-           232,565
     (Increase) Decrease in Operating Assets:
        Accounts Receivable                                  (230,831)          (96,910)           (8,910)
        Prepaid Expenses                                       (7,247)          (10,588)          (35,433)
        Other                                                  53,426           (53,144)          (31,624)
      Increase (Decrease) in Operating Liabilities:
        Accounts Payable and Accrued Expenses                 422,494            94,819           149,851
        Accrued Interest                                       19,937             1,943            75,698
        Tenant Security Deposit Liability                     (21,324)          (14,952)           24,674
        Deferred Income                                       127,933           (27,884)           58,288
                                                           ----------        ----------        ----------

      NET CASH PROVIDED BY OPERATING
        ACTIVITIES                                          3,156,497         2,482,862         2,471,019
                                                           ----------        ----------        ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Property Acquisition                                     (5,849,591)         (373,917)       (4,331,140)
  Mortgage Escrow Deposits                                    (26,581)          (31,726)            5,073
                                                           ----------        ----------        ----------

      NET CASH USED IN INVESTING ACTIVITIES                (5,876,172)         (405,643)       (4,326,067)
                                                           ----------        ----------        ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Increase in Deferred Costs                                 (167,012)         (151,558)         (548,385)
  Payments on Mortgages and Notes Payable                  (1,596,979)       (1,314,517)         (856,405)
  Proceeds from Long-Term Debt                              4,735,687           297,815         3,776,962
  Partners Withdrawals (Net)                                 (148,889)         (892,980)         (544,862)
                                                           ----------        ----------        ----------

      NET CASH PROVIDED BY (USED IN)
        FINANCING ACTIVITIES                                2,822,807        (2,061,240)        1,827,310
                                                           ----------        ----------        ----------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                            103,132            15,979           (27,738)

Cash and Cash Equivalents - Beginning
  of Year                                                      15,979               -0-            27,738
                                                           ----------        ----------        ----------

CASH AND CASH EQUIVALENTS - END
  OF YEAR                                                  $  119,111        $   15,979        $      -0-
                                                           ==========        ==========        ==========




                    The independent auditors' report and the
                   accompanying notes are an integral part of
                           these financial statements.

                            JHP COMMERCIAL PROPERTIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS


For the Years Ended December 31, 1996, 1995 and 1994
----------------------------------------------------


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

Description of Business
-----------------------

JHP Commercial Properties represents nine commercial shopping centers and one commercial office building. These properties are owned by various partnerships. These financial statements encompass the operations of these properties only and not the partnerships owning the properties. All significant inter-company transactions have been eliminated in the combination of the properties. Related party payables and receivables have been eliminated through the partners' equity accounts and included in the withdrawals (net) classification. The properties are located in the Baltimore, Maryland metropolitan area.

The properties included are as follows:

          Club Centre
          Enchanted Forest Shopping Center
          Glen Burnie Village Shopping Center
          Ingleside Shopping Center
          Orchard Square
          Perry Hall Square
          Radcliffe Shopping Center
          Shawan Plaza
          Timonium Crossing
          Timonium Shopping Center

The properties are held in partnerships that are controlled by one family. Two of the partnerships include non-family members and are held by those partners as general and limited partners.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents
-------------------------

All highly liquid unrestricted investments with original maturities of three months or less are considered cash equivalents for purposes of the statement of cash flows.

                            JHP COMMERCIAL PROPERTIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS


For the Years Ended December 31, 1996, 1995 and 1994
----------------------------------------------------


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
---------------------------------------------------------------

Recognition of Revenues from Rentals
------------------------------------

The Properties earn rental income under operating leases from tenants. Minimum rental payments are recognized as rental revenues in the period they are earned according to the applicable lease term. Percentage rent revenues are based on store sales for certain periods and are charged according to a percentage over a breakpoint amount of sales for the period according to the lease agreement. Percentage rents are recorded when paid. The leases also provide for additional rentals for the reimbursement of certain operating costs.

Accounts Receivable
-------------------

Accounts receivable are shown net of an allowance for doubtful accounts.

Accounts receivable - long-term represents the cumulative difference between the straight-line minimum rentals due from tenants based upon terms and length of lease and actual minimum rentals due per the lease agreements. Listed below are the additions to income to recognize annual revenues on the straight-line basis:

                  Year ended December 31,
                  -----------------------
                            1994                  $102,900
                            1995                   179,619
                            1996                   169,561
                                                  --------

                                 TOTAL            $452,080
                                                  ========


Real Estate Costs
-----------------

Costs that clearly relate to the acquisition, development and construction of a real estate project are capitalized. Interest costs are capitalized while development and construction are in progress. Interest capitalized during 1996, 1995 and 1994 amounted to $114,050, $20,824 and $468,762, respectively.

Depreciation
------------

Depreciation of buildings is provided using the straight-line method over the estimated useful lives of the properties. Improvements for tenants are amortized on a straight-line basis over the terms of the related tenant leases. Expenditures for normal maintenance and repairs are charged against income as incurred.

                            JHP COMMERCIAL PROPERTIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS


For the Years Ended December 31, 1996, 1995 and 1994
----------------------------------------------------


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
---------------------------------------------------------------

Income Taxes
------------

The properties included in these financial statements are all owned by partnerships. Therefore, no provision for income taxes has been recorded because the partners are taxed on their proportionate share of the income from each partnership.

Deferred Financing and Leasing Costs
------------------------------------

Costs associated with the issuance of debt are capitalized and recorded as deferred finance costs and amortized on a straight-line basis over the term of the related debt.

Costs associated with the acquisition of leases are capitalized and amortized over the term of the related leases.

Advertising
-----------

Advertising costs are charged to expense as incurred.

Deferred Income
---------------

Deferred income represents rents and real estate tax and insurance recoveries received in advance.


NOTE 2:  OPERATING PROPERTIES
-----------------------------

Operating properties consist of the following:


                                                           1996                 1995                  1994
                                                       -----------          -----------           --------

     Land                                              $22,338,592          $22,338,592           $22,338,592
     Land Improvements                                   7,069,291            7,069,291             6,978,733
     Buildings                                          55,235,179           49,952,830            49,834,859
     Tenant Improvements                                 4,607,907            4,223,597             4,300,764
     Furniture, Fixtures and
       Equipment                                           305,435              305,435               288,479
     Deferred Lease Costs                                1,313,587            1,023,393             1,060,989
                                                       -----------          -----------           -----------

                                                        90,869,991           84,913,138            84,802,416
     Less:  Accumulated Depreciation
            and Amortization                            13,779,863           11,908,068            10,341,779
                                                       -----------          -----------           -----------

         TOTAL                                         $77,090,128          $73,005,070           $74,460,637
                                                       ===========          ===========           ===========


                            JHP COMMERCIAL PROPERTIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS


For the Years Ended December 31, 1996, 1995 and 1994
----------------------------------------------------


NOTE 2:  OPERATING PROPERTIES (Continued)
-----------------------------------------

Included in the above amounts is construction in progress which relates to tenant improvements or renovations generally placed in service the following year. The construction in progress amounts to $15,053, $278,130 and $652,380 at December 31, 1996, 1995 and 1994, respectively.


NOTE 3: PROPERTIES AND RELATED ACCUMULATED DEPRECIATION AND MORTGAGES PAYABLE
-----------------------------------------------------------------------------

A summary of the properties and related mortgages payable at December 31, 1996 follows:


                                                                          Accumulated
                                                                          Depreciation
                              Mortgages                 Total                 and                     Net
 Classification                Payable                  Cost              Amortization                Cost
 --------------                -------                  ----              ------------                ----

Shopping Centers             $80,339,961             $88,153,066           $13,032,460             $75,120,606
Office Building              $ 2,269,853             $ 2,716,925           $ 1,120,441             $ 1,596,484

Mortgages payable aggregating $82,609,814 at December 31, 1996 bear interest at 8% to 10% and mature in installments through 2020. Aggregate annual principal payments applicable to mortgages payable for the five years subsequent to December 31, 1996 are:

                   1997                   $ 6,397,047
                   1998                     4,922,052
                   1999                    17,228,590
                   2000                     3,650,569
                   2001                     1,624,565
                   Thereafter              48,786,991
                                          -----------

                        TOTAL             $82,609,814
                                          ===========

Several of the mortgages have been guaranteed by general partners. Six of the mortgages contain cross-default or cross-collateral clauses with other mortgages included in this group. One of the mortgages contains two five-year extensions exercisable at the option of the mortgagor. For purposes of future maturities, it is assumed that the options will be exercised.

                            JHP COMMERCIAL PROPERTIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS


For the Years Ended December 31, 1996, 1995 and 1994
----------------------------------------------------


NOTE 4:  LEASES
---------------

The properties are leased, generally on a long-term basis. All leases are classified as operating leases. Future minimum payments receivable under non-cancelable operating leases are as follows:

                  1997                         $11,814,388
                  1998                          10,295,591
                  1999                           8,816,894
                  2000                           7,499,169
                  2001                           6,313,218
                  Thereafter                    51,729,597
                                               -----------

                       TOTAL                   $96,468,857
                                               ===========

The future minimum lease payments do not include contingent rentals which may be paid under certain leases on the basis of a percentage of sales in excess of stipulated amounts. Renewal option minimum lease payments are not included in the totals above. The future minimum lease payments do not include charges for reimbursement of operating costs.


NOTE 5:  CONCENTRATIONS OF RISK
-------------------------------

The Properties lease commercial properties to commercial and retail businesses primarily headquartered in the Baltimore Metropolitan area. The terms of the leases generally require basic rent payments at the beginning of each month. Most tenants are required to make a deposit at the inception of the lease generally in an amount equal to its last months rent. Credit risk associated with the lease agreements is limited to the amount of rents receivable from tenants less related security deposits.


NOTE 6:  RELATED-PARTY TRANSACTIONS
-----------------------------------

Management Fees and Administrative Charges
------------------------------------------

The Properties pay management fees to TriStar Management, Inc., a related party through common ownership. Management fees are generally paid at the rate of 4% of rental collections plus other income items. Total management fees amounted to $523,395, $510,676 and $440,502 for 1996, 1995 and 1994, respectively, and are included in general and administrative expenses. TriStar Management, Inc. also handles administrative functions for the properties including the payroll function. A portion of its administrative payroll is allocated to the Properties. As of December 31, 1996, 1995 and 1994, the Properties owe Tristar Management, Inc., the amounts of $109,048, $21,296 and $35,313, respectively. These amounts are included in accounts payable.

                            JHP COMMERCIAL PROPERTIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS

For the Years Ended December 31, 1996, 1995 and 1994
----------------------------------------------------

NOTE 6:  RELATED-PARTY TRANSACTIONS (Continued)
-----------------------------------------------

Development Costs
-----------------

JHP Development Company, Inc., a related party through common ownership, was the general contractor for renovation projects on two of the properties during 1996. Development fees amounting to $100,000 have been accrued and included in accounts payable and building costs. Also included in accounts payable are amounts owed to JHP Development Company, Inc. for construction costs. These costs amount to $372,761. Total construction costs for the projects amounted to approximately $5,500,000. As of December 31, 1996, the projects are substantially complete.

During 1994, JHP Development Company, Inc. was the general contractor for a renovation project on one of the properties. Development fees amounted to $75,000 and are included in building costs. Total construction costs for the project amounted to approximately $4,050,000. The project was completed during 1994.


NOTE 7:  SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
---------------------------------------------------------

Cash Paid for:
                                         1996            1995          1994
                                      ----------      ----------    -------

                  Interest Expense    $7,247,893      $7,586,325    $6,873,843
                                      ==========      ==========    ==========

NOTE 8:  OTHER MATTERS
----------------------

The Properties are the lessor regarding a land lease agreement for a parcel of land in the Timonium Shopping Center. Under the terms of the agreement, the lessee has the option to purchase the property for $300,000 plus other consideration as provided for in the agreement.


NOTE 9:  CONTINGENCIES
----------------------

Two of the Partnerships that own some of the projects included in these financial statements, have been named as co-defendants in two separate lawsuits. The suits ask for damages totalling in excess of $4,000,000. Outside counsel for the Properties has advised that at this stage in the proceedings, they cannot offer an opinion as to the probable outcome. The Partnerships believe the suits are without merit and are vigorously defending their position.


NOTE 10:  SUBSEQUENT EVENT
--------------------------

The owners of the Properties entered into a Contribution Agreement with Mid-Atlantic Realty Trust (MART), a publicly traded Real Estate Investment Trust, for the contribution of the Properties to MART Limited Partnership. Closing was effective as of July 1, 1997.


NOTE 11:  ENVIRONMENTAL ISSUES
------------------------------

Certain environmental issues exist on three (3) of the project sites. At this stage in the examination, it is not possible to determine if the sites will require cleanup, nor is it possible to estimate the amount of any cleanup costs. As part of an indemnification agreement entered into pursuant to the aforementioned Contribution Agreement, certain individuals have indemnified against these costs for a specified period of time. No provision for any estimated loss is reflected in the accompanying financial statements.

                            JHP COMMERCIAL PROPERTIES
                             COMBINED BALANCE SHEETS


                                                 March 31,         December 31,
                                                   1997               1996
                                                (UNAUDITED)
-------------------------------------------------------------------------------


                                     ASSETS



PROPERTY
  Operating Properties                            $91,066,647     $90,869,991

  Less:  Accumulated Depreciation
    and Amortization                               14,262,202      13,779,863
                                                  -----------     -----------

        TOTAL                                      76,804,445      77,090,128
                                                  -----------     -----------

  Cash and Cash Equivalents                           116,176         119,111
  Accounts Receivable, Less Allowance for
    Doubtful Accounts                                 312,048         377,755
  Accounts Receivable - Long-Term                     494,589         452,080
  Prepaid Expenses                                    282,577         500,415
  Mortgage Escrow Deposits                            334,029         214,089
  Other                                                31,513          31,342
  Deferred Financing Costs (Net of
    Accumulated Amortization, 1997 - $656,890;
    1996 - $611,663)                                  527,355         572,581
                                                  -----------     -----------

        TOTAL                                       2,098,287       2,267,373
                                                  -----------     -----------


               TOTAL ASSETS                       $78,902,732     $79,357,501
                                                  ===========     ===========
















                 The accompanying note is an integral part of
                          these financial statements.

                            JHP COMMERCIAL PROPERTIES
                             COMBINED BALANCE SHEETS


                                              March 31,           December 31,
                                                1997                  1996
                                             (UNAUDITED)
------------------------------------------------------------------------------


                        LIABILITIES AND PARTNERS' CAPITAL



LIABILITIES
  Accounts Payable and Accrued Expenses       $ 1,094,614        $ 1,154,710
  Accrued Interest                                613,180            613,180
  Tenant Security Deposit Liability               376,666            377,118
  Deferred Income                                 725,548            742,345
  Mortgages and Notes Payable                  82,201,879         82,609,814
                                              -----------        -----------

        TOTAL LIABILITIES                      85,011,887         85,497,167
                                              -----------        -----------




PARTNERS' CAPITAL (DEFICIT)                    (6,109,155)        (6,139,666)
                                              -----------        -----------









   TOTAL LIABILITIES AND PARTNERS' CAPITAL    $78,902,732        $79,357,501
                                              ===========        ===========















                 The accompanying note is an integral part of
                          these financial statements.

                            JHP COMMERCIAL PROPERTIES
                    COMBINED STATEMENTS OF INCOME (UNAUDITED)


For the Three Months Ended March 31,          1997                     1996
------------------------------------------------------------------------------


REVENUES
  Rentals                                  $3,528,727               $3,195,251
  Other Income                                  7,975                   53,825
                                           ----------               ----------

        TOTAL REVENUES                      3,536,702                3,249,076
                                           ----------               ----------


COSTS AND EXPENSES
  Interest                                  1,816,923                1,800,336
  Depreciation and Amortization               527,565                  517,991
  Operating                                   577,866                  620,737
  General and Administrative                  298,896                  229,467
                                           ----------               ----------

        TOTAL COSTS AND EXPENSES            3,221,250                3,168,531
                                           ----------               ----------


NET EARNINGS                               $  315,452               $   80,545
                                           ==========               ==========



























                 The accompanying note is an integral part of
                          these financial statements.

                            JHP COMMERCIAL PROPERTIES
                  COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)


For the Three Months Ended March 31,                   1997                1996
-------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
  Net Earnings                                       $  315,452     $   80,545
  Adjustments to Reconcile Net Earnings to Net
    Cash Provided by Operating Activities:
      Depreciation and Amortization                     527,565        517,991
     (Increase) Decrease in Operating Assets:
        Accounts Receivable                              23,198        (10,958)
        Prepaid Expenses                                217,838        195,427
        Other                                              (171)        (1,850)
      Increase (Decrease) in Operating
       Liabilities:
        Accounts Payable and Accrued Expenses           (60,096)      (150,308)
        Tenant Security Deposit Liability                  (452)       (13,037)
        Deferred Income                                 (16,797)         3,221
                                                     ----------     ----------

        NET CASH PROVIDED BY OPERATING ACTIVITIES     1,006,537        621,031
                                                     ----------     ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Property Acquisition                                 (196,656)      (722,971)
  Mortgage Escrow Deposits                             (119,940)      (127,070)
                                                     ----------     ----------

        NET CASH USED IN INVESTING ACTIVITIES          (316,596)      (850,041)
                                                     ----------     ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Mortgages and Notes Payable                 -0-        755,957
  Payments on Mortgages and Notes Payable              (407,935)      (434,921)
  Partners Withdrawals (Net)                           (284,941)       (65,675)
                                                     ----------     ----------

        NET CASH (USED IN) PROVIDED BY
          FINANCING ACTIVITIES                         (692,876)       255,361
                                                     ----------     ----------

NET (DECREASE) INCREASE IN CASH AND
  CASH EQUIVALENTS                                       (2,935)        26,351

Cash and Cash Equivalents - Beginning of Period         119,111         15,979
                                                     ----------     ----------

CASH AND CASH EQUIVALENTS - END OF PERIOD            $  116,176     $   42,330
                                                     ==========     ==========












                 The accompanying note is an integral part of
                          these financial statements.

                           JHP Commercial Properties
                      Note to Combined Financial Statements
                                 March 31, 1997


NOTE 1: BASIS OF PRESENTATION
-----------------------------

The unaudited condensed combined financial statements of JHP Commercial Properties as of March 31, 1997 and for the three-month periods ended March 31, 1997 and 1996 included herein have been prepared in conformity with the generally accepted accounting principles used in preparing the Properties' annual audited financial statements, but do not include all of the information and disclosures that would be required in a complete set of audited financial statements. They should, therefore, be read in conjunction with the Properties' audited consolidated financial statements and notes thereto for the years ended December 31, 1996, 1995 and 1994. The combined financial statements include all adjustments which are necessary, in the opinion of the Properties' management, to fairly reflect the Properties' financial position, results of operations and cash flows. All such adjustments are of a normal, recurring nature.

Item 7.(b). Pro Forma Financial Information - Mid-Atlantic Realty Trust and Subsidiaries

     The following unaudited pro forma combined financial statements are based upon the consolidated financial statements of Mid-Atlantic Realty Trust (Company or MART) and the combined financial statements of JHP Commercial Properties
(JHP). The unaudited pro forma combined financial statements were adjusted to give effect to the combination of the Company and JHP. The pro forma condensed combined balance sheet and statements of operations have been prepared using the purchase method of accounting. These statements reflect how the balance sheet of the Company might have appeared at March 31, 1997, if the acquisition had been consummated at that date and how the statements of operations of the Company might have appeared if the acquisition had been consummated at the beginning of the periods presented. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations or financial position of the Company that would have occurred had the acquisition occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of the future results or financial position of the Company.

         These unaudited pro forma condensed combined financial statements should be read in conjunction with the audited consolidated financial statements of the Company included in its Form 10-K for the year ended December 31, 1996, the unaudited consolidated financial statements of the Company included in its Form 10-Q for the three months ended March 31, 1997, the audited combined financial statements of JHP as of and for the years ended December 31, 1996, 1995 and 1994 included herein and the unaudited combined financial statements of JHP as and for the three months ended March 31, 1997 and March 31, 1996 included herein. The unaudited pro forma adjustments are based upon this financial information and certain other assumptions included in the notes to the unaudited pro forma condensed combined financial statements.

         As indicated above, the acquisition will be accounted for by the purchase method of accounting. The Company's cost to acquire JHP, including the fair value of liabilities assumed, approximated the fair values of the assets acquired. The purchase allocation adjustments made in connection with the development of the unaudited pro forma condensed combined financial statements are based on the information available at this time. Subsequent adjustments and refinements to the allocation may be made based on additional information.

         As indicated above, the pro forma condensed combined financial statements are not necessarily indicative of the future results or financial position of the Company. The pro forma financial statements do not include the full effect of redevelopment and leasing activity at the JHP properties during the first six months of 1997.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED BALANCE SHEET
MARCH 31, 1997
(UNAUDITED)
(DOLLARS IN THOUSANDS)

                                                                                                          MART
                                                 MART                             Pro Forma        and Subsidiaries
                                           and Subsidiaries       JHP            Adjustments          (Pro Forma
                                             (Historical)    (Historical)         (Note B)             Combined)
                                             ------------    ------------         --------             ---------

ASSETS
Properties:
 Operating properties                            $200,026          91,066           28,921    (a)
                                                                                     1,057    (b)      321,070
 Less accumulated depreciation and amortization    43,752          14,262          (14,262)   (a)       43,752
                                          ------------------------------------------------------------------------
                                                  156,274          76,804           44,240             277,318
Development operations                              4,722            --               (125)   (b)        4,597
Property held for development or sale               6,828            --               --                 6,828
                                          ------------------------------------------------------------------------
                                                  167,824          76,804           44,115             288,743

Cash and cash equivalents                           1,118             116             (774)   (b)          460
Notes and accounts receivable-tenants and other       733             839             (839)   (b)          733
Prepaid expenses and deposits                         385             617             (176)   (b)          826
Deferred financing costs                            2,089             527             (527)   (b)        2,089
                                          ------------------------------------------------------------------------
                                                 $172,149          78,903           41,799             292,851
                                          ========================================================================

LIABILITIES AND OWNERS' EQUITY
Liabilities:
 Accounts payable and accrued expenses           $  3,539           2,085           (1,374)   (b)        4,250

 Notes payable                                     17,500              --               --              17,500
 Construction loans payable                            --              --           25,610    (c)       25,610
 Mortgages payable                                 70,000          82,202            2,720    (a)
                                                                                      (999)   (b)
                                                                                   (25,610)   (c)      128,313
 Convertible subordinated debentures               39,534              --               --              39,534
 Deferred income                                      896             725             (722)   (b)          899
                                          ------------------------------------------------------------------------
                                                  131,469          85,012             (375)            216,106

Minority interest in consolidated                   2,874              --           36,065    (a)       38,939
 joint ventures

Owners' Equity                                     37,806          (6,109)           4,398    (a)
                                                                                     1,711    (b)       37,806
                                          ------------------------------------------------------------------------
                                                 $172,149          78,903           41,799             292,851
                                          ========================================================================




The accompanying notes are an integral part of these statements.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1997
(UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                                         MART
                                                 MART                             Pro Forma        and Subsidiaries
                                           and Subsidiaries       JHP            Adjustments          (Pro Forma
                                             (Historical)     (Historical)        (Note C)             Combined)
                                             ------------     ------------        --------             ---------

REVENUES:
  Rentals                                         $6,945           3,529             (293)   (a)
                                                                                      (43)   (b)            10,138
  Tenant recovery                                  1,202              --              293    (a)             1,495
  Other                                               58               8               (8)   (c)                58
                                          -------------------------------------------------------------------------
                                                   8,205           3,537              (51)                  11,691

COSTS AND EXPENSES:
  Interest                                         2,776           1,817              (60)   (d)             4,533
  Depreciation and amortization of
    property and improvements                      1,394             527                3    (e)
                                                                                       78    (f)             2,002
  Operating                                        2,118             578              (15)   (g)             2,681
  General and Administrative                         573             299             (206)   (h)               666
                                          -------------------------------------------------------------------------
                                                   6,861           3,221             (200)                   9,882
                                          -------------------------------------------------------------------------

EARNINGS FROM OPERATIONS
   BEFORE MINORITY INTEREST                        1,344             316              149                    1,809

Minority interest expense                            (67)             --             (486)  (i)               (553)
                                          -------------------------------------------------------------------------

EARNINGS FROM OPERATIONS                           1,277             316             (337)                   1,256

Gain on properties                                    75              --               --                       75
                                          -------------------------------------------------------------------------

NET EARNINGS                                      $1,352             316             (337)                   1,331
                                          =========================================================================






NET EARNINGS PER SHARE                             $0.18                                                     0.18
                                          ==============                                           ==============




The accompanying notes are an integral part of these statements.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                                         MART
                                                 MART                             Pro Forma        and Subsidiaries
                                           and Subsidiaries       JHP            Adjustments          (Pro Forma
                                             (Historical)     (Historical)        (Note C)             Combined)
                                             ------------     ------------        --------             ---------


REVENUES:
  Rentals                                         $26,562         13,229         (1,574) (a)
                                                                                   (170) (b)            38,047
  Tenant recovery                                   5,135             --          1,574  (a)             6,709
  Other                                               709             17            (33) (c)               693
                                          ------------------------------------------------------------------------
                                                   32,406         13,246           (203)                45,449

COSTS AND EXPENSES:
  Interest                                         12,354          7,268           (274)  (d)           19,348
  Depreciation and amortization of
    property and improvements                       5,414          2,072             14   (e)
                                                                                    368   (f)            7,868
  Operating                                         8,818          2,087            (58)  (g)           10,847
  General and Administrative                        2,098          1,099           (727)  (h)            2,470
                                          ------------------------------------------------------------------------
                                                   28,684         12,526           (677)                40,533
                                          ------------------------------------------------------------------------

EARNINGS FROM OPERATIONS
   BEFORE MINORITY INTEREST                         3,722            720            474                  4,916

Minority interest expense                            (514)            --         (1,229)  (i)           (1,743)
                                          ------------------------------------------------------------------------

EARNINGS FROM OPERATIONS                            3,208            720           (755)                 3,173

Gain on properties                                    301             --          --                       301
                                          ------------------------------------------------------------------------

NET EARNINGS:                                      $3,509            720           (755)                 3,474
                                          ========================================================================



NET EARNINGS PER SHARE                             $0.56                                                  0.56
                                          ==============                                            ==============




The accompanying notes are an integral part of these statements.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

A.       BASIS OF PRESENTATION

         On July 1, 1997 the Company transferred all of its interests in real properties to a newly-formed partnership, MART Limited Partnership, (MLP), in exchange for 8,277,687 operating partnership units in MLP. On the same date, various entities affiliated with JHP contributed their interests in a portfolio consisting of nine shopping centers and one medical office building to MLP in exchange for 3,205,770 operating partnership units in MLP. As a result of these transactions, MART is the sole general partner of MLP and has an ownership interest of approximately 72% in MLP.

         Under the agreement for contribution of interests and the limited partnership agreement, the limited partners (excluding MART) have the right to "put" their units to MLP for cash, subject to various limitations and conditions. In the event units are put to MLP, MART may assume MLP's obligation to pay cash or, at its option, may settle the obligation by issuing common shares of beneficial interest on a one-to-one basis.

B.       ADJUSTMENTS TO PRO FORMA CONDENSED COMBINED BALANCE SHEET

         The accompanying unaudited pro forma condensed combined balance sheet as of March 31, 1997 reflects certain adjustments which are required to give effect to matters directly attributable to the acquisition. Explanations of the adjustments are as follows:

         (a) Adjust assets acquired and liabilities assumed to fair value and record fair value of operating partnership units issued.

         (b) Eliminate the assets and liabilities not acquired by the Company and record costs incurred at closing. Costs incurred include approximately $1,057,000 added to operating properties of which $125,000 was transferred from development operations. Assets and liabilities transferred from JHP to MART included adding approximately $441,000 in prepaid expenses and deposits, $711,000 in accounts payable and accrued expenses, and $3,000 in deferred income. Cash was reduced by $658,000 for the net costs incurred and liabilities assumed at closing.

         (c) Reclassify liabilities to conform to presentation used by the Company.

C.       ADJUSTMENTS TO PRO FORMA CONDENSED COMBINED STATEMENTS OF
         OPERATIONS

         The accompanying unaudited pro forma condensed combined statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996 reflect certain adjustments which are explained below. These adjustments are required to give effect to matters directly attributable to the acquisition and to reclassify certain revenues and expenses of JHP to conform to the presentation used by the Company. Explanations of the adjustments are as follows:

         (a)      Reclassify   tenant  recovery   revenues  to  conform  to  the
                  presentation used by the Company.

         (b) Eliminate the effect of JHP using the straight-line basis to recognize minimum rent revenues under tenant leases which provide for varying rents over their terms. MART has not used the straight-line basis due to immateriality.

         (c)      Reduce  interest  income  to  reflect  the  use of  short-term
                  investments   (assumed   to  earn   interest  at  5%)  to  pay
                  acquisition costs.

         (d) Reduce interest expense to eliminate interest on JHP debt not assumed and to reflect the different basis in mortgages payable assumed.

         (e) Record depreciation expense on capitalized transaction costs ($1,057,000) incurred in connection with closing.

         (f) Increase depreciation expense for the difference in property basis due to fair value adjustments.

         (g) Eliminate commercial management payroll of JHP for non-common area maintenance operating expenses. The related services required for JHP will be performed by MART employees and charged to general and administrative expenses.

         (h) Reduce general and administrative expenses to eliminate expenses which are not expected to be incurred by the combined organization (primarily compensation and related costs of former JHP employees who are not joining MART and who management does not intend to replace).

         (i)      Record non-MART partners' share of combined earnings.

D.       EARNINGS PER SHARE

         The weighted average number of common shares of beneficial interest outstanding used in the calculation of earnings per share for the three months ended March 31, 1997 and the year ended December 31, 1996 were 7,448,000 and 6,216,000, respectively, on a primary basis.

                                  (c) Exhibits

                                  Exhibit (c)1

                            MART LIMITED PARTNERSHIP

                     AGREEMENT FOR CONTRIBUTION OF INTERESTS

                                  April 1, 1997

                                TABLE OF CONTENTS
                                                                           Page

1.       CONTRIBUTION OF INTERESTS..........................................  2
         1.1  Certain Definitions...........................................  2
         1.2  Contribution..................................................  2
         1.3  Consideration for Contribution................................  3
         1.4  Intentionally omitted]........................................  3
         1.5  Subject to Partnership Agreement..............................  3

2.       ADDITIONAL PROPERTY PURCHASE; ADJUSTMENTS..........................  3
         2.1  Purchase of Certain Properties................................  3
         2.2  Unit Adjustment...............................................  4
         2.3  Adjustments with Respect to Shares............................  4

3.       REDEMPTION OF UNITS................................................  4
         3.1  Partner Put...................................................  4
         3.2  No Call of Initial Units......................................  4
         3.3  No Installment Payments.......................................  5
         3.4  Limit on Redemptions..........................................  5
         3.5  Registration Rights...........................................  5

4.       OPERATION OF PROPERTY THROUGH CLOSING..............................  5
         4.1  Business Practice.............................................  5
         4.2  No Sale of Encumbrance........................................  5
         4.3  New Leases; Modification......................................  6
         4.4  Termination of Management Company.............................  6
         4.5  Compliance....................................................  6
         4.6  Notice of Inaccuracy or Incompleteness........................  6
         4.7  Access........................................................  6
         4.8  Insurance.....................................................  7
         4.9  Fulfillment of Obligation.....................................  7
         4.10 Financial Statements and Reports..............................  7

5.       STATUS OF TITLE TO PROPERTY........................................  7
         5.1  State of Title................................................  7
         5.2  Preliminary Evidence of Title.................................  8
         5.3  Title Defects.................................................  9

6.       CLOSING PRORATIONS AND ADJUSTMENTS................................. 10
         6.1  Statement of Prorations....................................... 10
         6.2  Post Closing Adjustment; Finality............................. 11
         6.3  Certain Deposits.............................................. 12

7.       CLOSING............................................................ 12
         7.1  Closing Date.................................................. 12
         7.2  Closing Documents............................................. 12
         7.3  Conditions to Closing......................................... 15
         7.4  .............................................................. 16
         7.5  Transaction Costs............................................. 17

8.       CASUALTY LOSS AND CONDEMNATION..................................... 17
         8.1  Casualty...................................................... 17


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         8.2  Condemnation.................................................. 18

9.       REPRESENTATIONS AND WARRANTIES OF THE REPRESENTORS................. 18
         9.1  Organization.................................................. 18
         9.2  Authority..................................................... 18
         9.3  Interest in Contributed Entities.............................. 19
         9.4  Investment.................................................... 19
         9.5  Title to the Properties....................................... 20
         9.6  No Defaults................................................... 21
         9.7  No Litigation; No Condemnation................................ 21
         9.8  No Violation.................................................. 21
         9.9  Required Obligations.......................................... 22
         9.10 Condition of Properties....................................... 22
         9.11  [Intentionally omitted]...................................... 22
         9.12  Utilities.................................................... 22
         9.13  Zoning....................................................... 23
         9.14  Improvements................................................. 23
         9.15  Environmental Matters........................................ 23
         9.16  Insurance.................................................... 25
         9.17  Management................................................... 25
         9.18  Compliance................................................... 26
         9.19  Leases; Rent Rolls........................................... 26
         9.20  Service Contracts............................................ 27
         9.21  Permits...................................................... 28
         9.22  Financial Statements......................................... 28
         9.23  Undisclosed Liabilities...................................... 28
         9.24  Contracts.................................................... 29
         9.25  Labor Unions................................................. 29
         9.26  Employee Benefit Plans; Labor Matters........................ 29
         9.27  [Intentionally Omitted]
         9.28  Taxes........................................................ 29
         9.29  Special Filings.............................................. 30
         9.30  All Assets................................................... 30
         9.31  Books and Records............................................ 30
         9.32  No Brokers................................................... 30
         9.33  All Material Information..................................... 30
         9.34  Non-Survival of Certain Warranties........................... 31
         9.35  Knowledge of Breach.......................................... 32

10.      REPRESENTATIONS AND WARRANTIES OF INVESTORS........................ 32
         10.1  Authority.................................................... 32
         10.2  Interest in Contributed Entities............................. 32
         10.3  Investment................................................... 33
         10.4  No Defaults.................................................. 34
         10.5  No Litigation................................................ 34
         10.6  No Violation................................................. 34
         10.7  Required Obligations......................................... 35
         10.8  Special Filings.............................................. 35
         10.9  No Brokers................................................... 35


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         10.10  Survival of Warranties...................................... 35

11.      REPRESENTATIONS AND WARRANTIES OF MART AND THE
         PARTNERSHIP........................................................ 36
         11.1  Organization................................................. 36
         11.2  Filing of Reports............................................ 36
         11.3  Listed Shares................................................ 36
         11.4  Tax Status................................................... 36
         11.5  Litigation................................................... 36
         11.6  No Brokers................................................... 37
         11.7  Survival..................................................... 37

12.      COVENANTS.......................................................... 37
         12.1  Covenants of MART and the Partnership........................ 37
         12.2  Covenants of the Contributors and the Contributed
               Entities..................................................... 40
         12.3  No Goodwill.................................................. 40
         12.4  No Claim Against Contributed Entity.......................... 40
         12.5  DRO Election; Bottom Guaranty Election....................... 41
         12.6  ............................................................. 42

13.      DUE DILIGENCE PERIOD............................................... 42
         13.1  Due Diligence Period......................................... 42
         13.2  Access to Properties and Materials........................... 42
         13.3  Cooperation of Management Company............................ 43
         13.4  Adjustment Following Due Diligence........................... 43

14.      DEFAULTS AND REMEDIES.............................................. 43
         14.1  Indemnification by Contributors.............................. 43
         14.2  Remedies..................................................... 44
         14.3  Indemnification by MART and the Partnership.................. 45

15.      MISCELLANEOUS...................................................... 46
         15.1  Assignment................................................... 46
         15.2  Entire Agreement............................................. 46
         15.3  Survival of Provisions....................................... 46
         15.4  Time of the Essence.......................................... 47
         15.5  Notices...................................................... 47
         15.6  Governing Law................................................ 48
         15.7  No Trial by Jury............................................. 48
         15.8  Litigation Costs............................................. 48
         15.9  Counterparts................................................. 48
         15.10  Offer and Acceptance........................................ 48

  EXHIBITS

         A.       Partnership Agreement
         B.       Registration Rights Agreement
         C.       Survey Certification
         D.       Subscription Documents


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         E.       [Intentionally Omitted]
         F.       Lender's Estoppel Certificate
         G.       Opinion of Counsel to Contributors and Contributed
                  Entities
         H.       Opinion of Counsel to MART and the Partnership
         I.       Tenant Estoppel Letter

                                    SCHEDULES

         *        DISCLOSURE SCHEDULE

         I.       Contributors and Contributing Entities [Names and
                  Addresses]
         II.      Contributors' Interest in Contributed Entities
         III. Properties Owned by Contributed Entities and Interest of Contributed Entities in Property
         IV.      Allocation of Initial Units
         V.       Environmental Permits and Authorizations
         VI.      Insurance
         VII.     Leases and Rent Rolls
         VIII.    [Intentionally Omitted]
         IX.      Service Contracts
         X.       Contracts
         XI.      Employee Benefit Plans/Employment Contracts
         XII.     Assumed Liabilities of Contributed Entities
         XIII.    [Intentionally Omitted]
         XIV.     Permitted Exceptions
         XV.      Properties with Special Allocations




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                            MART LIMITED PARTNERSHIP

                     AGREEMENT FOR CONTRIBUTION OF INTERESTS

         THIS AGREEMENT FOR CONTRIBUTION OF INTERESTS (the "Agreement") is made and entered into as of this April 1, 1997, by and among the persons and entities named on Schedule I hereto consisting of all of the owners of an interest in any of the Contributed Entities (as hereinafter defined) (each individually, a "Contributor" and collectively, "Contributors"), each Contributed Entity listed on Schedule I hereto, which term includes each Predecessor Entity and each Successor Entity listed on Schedule II hereto, including Allview Center Limited Partnership ("Allview") and Tripec Associates Limited Partnership ("Tripec"), and MID-ATLANTIC REALTY TRUST, a Maryland real estate investment trust ("MART"), having offices at 1302 Concourse Drive, Suite 204, Linthicum, Maryland 21090, on its own behalf and on behalf of MART LIMITED PARTNERSHIP, a Maryland limited partnership (the "Partnership"), having offices at 1302 Concourse Drive, Suite 204, Linthicum, Maryland 21090.

                                    RECITALS

         A. At the Closing (as defined in Section 7.1 hereof) MART will form MART Limited Partnership as a Maryland limited partnership pursuant to the terms of the Limited Partnership Agreement appended hereto as Exhibit A (the "Partnership Agreement"). The Partnership is intended to result in an umbrella partnership real estate investment trust in which MART shall be the general partner (the "General Partner") and shall hold the number of Units (as hereinafter defined) of limited partnership interest set forth in Schedule A to the Partnership Agreement.

         B. At the Closing, MART shall contribute and shall cause its subsidiaries to contribute to the Partnership all of MART's beneficial interests in all real property owned directly or indirectly (through one or more subsidiaries) by MART, so that the Partnership shall be the owner of such interests.

         C. Each Contributor has an interest in the entities ("Predecessor Entities") set forth opposite its name on Schedule II hereto. Each Predecessor Entity is the legal and beneficial owner of fee simple title to all of the real property set forth on Schedule III hereto, which, together with the "Deeded Properties" and "Dorsey Hall" (as hereinafter defined) are individually referred to as a "Property" and collectively, the "Properties". Prior to the Closing, each Predecessor Entity shall have conveyed and transferred the Properties owned by it to the entity set forth opposite its name on Schedule II hereto (the "Successor Entities") (each of the Predecessor Entities and the Successor Entities are sometimes referred to herein as a


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"Contributed Entity" and collectively  "Contributed  Entities",  as described in
Section 1.3 hereof).

         D. Each of the Contributors desire to transfer their interest in each of the Successor Entities to the Partnership in exchange for limited partnership interests in the Partnership upon and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of and in reliance upon the above Recitals, the terms, covenants and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. CONTRIBUTION OF INTERESTS

            1.1 Certain Definitions. For purposes of this Agreement:

                  1.1.1 "Units" means units of limited partnership interest in the Partnership, including the limited partnership interests held by MART and those to be issued to the Contributors pursuant to this Agreement. The Units to be issued to the Contributors pursuant to this Agreement are sometimes referred to herein as the "Initial Units."

                  1.1.2 "Shares" means the common shares of beneficial interest, par value $.01 per share, of MART.

                  1.1.3 "Contributed Entities" means the "Successor Entities", as defined in the Recitals hereto, for purposes of the Contribution to the Partnership; provided that, (i) for purposes of the representations, warranties, covenants and agreements hereof, the term "Contributed Entities" shall also include the Predecessor Entities, and (ii) for purposes of all matters relating to the Properties, including matters relating to the Contributions hereunder (as defined in Section 1.2), and to the representations, warranties, covenants and agreements relating thereto, the term "Contributed Entities" shall also include Allview and Tripec.

            1.2 Contribution. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), each of the Contributors shall cause the following to occur:

                  1.2.1 each Predecessor Entity shall merge into, or convey and transfer the Properties owned by it to, the Successor Entity set forth opposite its name on Schedule II hereto, and each Contributor shall assign and transfer to the


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Partnership  the entire  right,  title and interest of such  Contributor  in the
Successor Entity;

                  1.2.2 in accordance with the requirements and other provisions of Section 5 hereof, fee simple title to the Properties known as Club Centre, Orchard Square, Glen Burnie Village and Timonium Crossing owned by Tripec (the "Deeded Properties") shall be conveyed to the Partnership by deeds containing covenants of special warranty and further assurances.

The  interests  and  Properties  to  be  transferred  as  herein   provided  are
hereinafter collectively referred to as the "Contribution".

            1.3 Consideration for Contribution. In consideration for the Contribution, the Partnership shall issue to each of the Contributors the number of Units set forth on Schedule IV hereto. The parties agree that, as of the date hereof and as of the Closing Date, the Initial Units have a fair market value of $13.00 per Unit and the Shares have a fair market value of $13.00 per Share. The Contributors represent and warrant that the Properties are subject to mortgage indebtedness of $85,078,000 as of December 31, 1996.

            1.4 [Intentionally omitted]

            1.5 Subject to Partnership Agreement. The Units issued pursuant to this Agreement shall be subject in all respects to the terms and provisions of the Partnership Agreement.

         2. ADDITIONAL PROPERTY PURCHASE; ADJUSTMENTS

            2.1 Purchase of Certain Properties. Jack Pechter will use his reasonable efforts to cause the Dorsey Hall Medical Center Property owned by Allview ("Dorsey Hall") to be conveyed to the Partnership at the Closing, provided, however, that the failure to do so shall not affect the closing of the transactions contemplated hereby. Such Property may be conveyed in either of the following manners: (A) all partners of Allview shall consent to the conversion of Allview to a Maryland limited liability company, and thereafter all members of the limited liability company shall transfer their interests to the Partnership in consideration of the issuance to them of 165,000 Shares of MART; or (B) title to the Property shall be conveyed and transferred to the Partnership in consideration for (i) the assumption by the Partnership of the mortgage currently outstanding on such Property, and (ii) the issuance by MART to Allview of 165,000 Shares. In either case, the Property shall be conveyed in accordance with the requirements and provisions of Section 5 hereof, and the Shares shall be registered by MART for resale


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promptly after issuance. Jack Pechter shall notify the Partnership of the method for transferring such Property within 60 days after the date hereof. All costs (including without limitation the payment of all transfer and recordation taxes) associated with any such transaction shall be borne solely by Allview and not in any way by MART or the Partnership.

            2.2 Unit Adjustment. To the extent the total mortgage debt on a Property exceeds the amount on Schedule III, an adjustment shall be made to the number of Units to be issued to the Contributors of the Contributed Entity hereunder, or in the case of Allview, to the number of Shares to be issued hereunder, by dividing the total dollar amount of the excess mortgage debt by 13 (based on the agreed upon fair market value of $13.00 per Unit), and the quotient thereof shall be the number of Units adjusted.

            2.3 Adjustments with Respect to Shares. In the event of any stock split, stock dividend, reclassification, recapitalization or other adjustment in respect of the outstanding Shares prior to the Closing Date, the number of Units to be issued to the Contributors will be proportionately adjusted so that the Units will equate to the Shares on a one-to-one basis.

         3. REDEMPTION OF UNITS

            Anything in the Partnership Agreement to the contrary notwithstanding, the following provisions shall apply. (Capitalized terms used in this Section 3 that are not otherwise defined herein shall have the meanings assigned to them in the Partnership Agreement.)

            3.1 Partner Put. Notwithstanding the provisions of Section 6.1 of the Partnership Agreement, the Contributors and their Permitted Transferees (as defined in Section 12.1.9 hereof) shall have the right to exercise the Partner Put with respect to the Initial Units at any time, in whole or in part, from and after the first anniversary of the Closing Date. Notwithstanding the provisions of Section 6.3(a) of the Partnership Agreement, in the event of a Partner Put, settlement for the repurchase of Units shall take place on the 30th day after the Put Notice is given.

            3.2 No Call of Initial  Units.  Notwithstanding  the  provisions  of
Section 6.2 of the Partnership Agreement, the Partnership shall not have the right to effect a Partnership Call and thereby require the repurchase of the Initial Units held by the Contributors.



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            3.3 No  Installment  Payments.  Notwithstanding  the  provisions  of
Section 6.3(c) of the Partnership Agreement, in the event of a repurchase of any Units pursuant to Section 6.1 of the Partnership Agreement, the entire Redemption Price shall be paid in cash at the time of settlement; subject to
Section 3.4 hereof, if the obligation to pay the Redemption Price has been assumed by MART pursuant to Section 6.4 of the Partnership Agreement and MART has made the election to pay the Redemption Price in Shares, all such Shares issuable in respect of such redemption (subject to Section 3.4 hereof) shall be issued at the settlement.

            3.4 Limit on Redemptions.  Notwithstanding the provisions of Section
3.1 hereof and Section 6.4 of the Partnership Agreement, if MART assumes the obligation to pay the Redemption Price and elects to make such payment in Shares, then, to the extent that the exercise of such Partner Put and the delivery of Shares in payment of the Redemption Price will result in any person, entity or group being the Beneficial Owner of Shares in excess of the applicable Ownership Limit or otherwise cause such Shares to be Excess Shares, such portion of the Partner Put shall be deemed to have been canceled and neither the Partnership nor MART shall not be obligated to repurchase Units or to deliver Shares in connection with such canceled portion of the Partner Put.

            3.5 Registration Rights. At the Closing, MART and the Contributors shall enter into a registration rights agreement (the "Registration Agreement") substantially in the form attached hereto as Exhibit B.

         4. OPERATION OF PROPERTY THROUGH CLOSING

            Through the Closing Date:

            4.1 Business Practice. Except as otherwise provided in this Section 4, the Contributors and the Contributed Entities shall cause any management company currently managing any of the Properties (the "Management Company") to continue to manage and operate the Properties in accordance with sound and prudent business practices and keep the Properties and the tangible personal property thereon in good condition and repair, ordinary wear and tear excepted. The Contributors and the Contributed Entities shall instruct the Management Company not to make any change in its management of the Properties or in its normal and customary leasing and billing practices.

            4.2 No Sale of Encumbrance. None of the Contributed Entities shall sell, mortgage, pledge, hypothecate or otherwise transfer or dispose of all or any part of the Properties or any interest therein, nor shall any Contributed


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Entity  initiate,  consent to, approve or otherwise take any action with respect to zoning or any other governmental rules or regulations presently applicable to all or any part of the Properties, nor shall any Contributor sell, mortgage, pledge, hypothecate or otherwise transfer or dispose of all or any part of his/her interest in any of the Contributed Entities or permit any new limited or general partners or member to be admitted to any Contributed Entity.

            4.3 New Leases; Modification. The Contributors and the Contributed Entities shall not cause or permit the Management Company or any Contributed Entity to terminate, modify, extend, amend or renew any Lease or Service Contract (as those terms are defined in Section 9.19.2 and 9.20) or enter into any new Lease or Service Contract without the prior written consent of MART; provided, however, that the failure of MART to object to any such action within 10 days after written notice to it shall be deemed to reflect the Partnership's consent thereto.

            4.4 Termination of Management Company. Prior to the Closing Date the Contributors shall cause the termination of all management contracts relating to the respective Properties as of the Closing Date.

            4.5 Compliance. Neither the Contributors nor the Contributed Entities shall knowingly take or fail to take any action that will cause the Properties to fail to comply with any federal, state, municipal and other governmental laws, ordinances, requirements, rules, regulations, notices, codes and orders, or any agreements, covenants, conditions, easements and restrictions currently in effect relating to the Properties.

            4.6 Notice of Inaccuracy or Incompleteness. The Contributors and the Contributed Entities shall promptly give written notice to MART of the occurrence of any event of which Contributors have knowledge and which may adversely affect the completeness or accuracy of any representation or warranty made or to be made by Contributors or the Contributed Entities under or pursuant to this Agreement.

            4.7 Access. From and after the date hereof, the Contributors and the Contributed Entities shall cause MART and its representatives to have complete and unencumbered access to the Properties, subject to the prior rights, if any, of tenants; provided, however, that without the consent of the Agent (as defined in Section 5), the representatives of the Partnership shall not disclose to any tenant the existence of this Agreement or the transactions contemplated hereby.



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            4.8 Insurance.  The Contributors and the Contributed  Entities shall cause the existing insurance coverages on the Properties to be maintained in full force and effect.

            4.9 Fulfillment of Obligation. To the extent any Contributed Entity is obligated, pursuant to any contract, agreement, covenant, lease or other understanding entered into prior to the date hereof with any tenant, prospective tenant, governmental subdivision or any other third party, to effect any construction, make any improvements or take any action, the Contributors and the Contributed Entities shall cause any such construction, improvements and/or action to be taken, completed and fully paid for by such Contributed Entity, at its expense, prior to the Closing Date. No such obligation shall be unfulfilled, and no liability for or payment in respect of any such obligation shall be unsatisfied as of the Closing Date.

            4.10 Financial Statements and Reports. The Contributors and the Contributed Entities shall cause the Partnership to be provided with financial statements, agings of accounts receivable, rent rolls, and leasing status reports for all of the Properties upon any reasonable request of the Partnership, and the general partner of each Contributed Entity shall certify that, to the best of his or its knowledge, such financial statements and other reports are true, accurate and complete in all material respects.

         5. STATUS OF TITLE TO PROPERTY

            The parties acknowledge that Jack H. Pechter will serve as Agent for the Contributors and the Contributed Entities for certain purposes specified in this Agreement. Accordingly, references herein to the "Agent" shall refer to Jack H. Pechter acting on behalf of the Contributors and the Contributed Entities. If Jack H. Pechter is unable to serve in such capacity, then Martin Pechter shall serve as the Agent in his place.

            5.1 State of Title. At Closing, the Contributed Entities shall own, beneficially and of record, good and marketable fee simple title to the Properties, subject only to the Leases, the mortgages listed on Schedule XII hereto (the "Mortgages") and those covenants, conditions and restrictions set forth on Schedule XIV hereto (the "Scheduled Exceptions"). Within 30 days after the date of this Agreement, the Partnership shall specify by notice to the Agent those of the Scheduled Exceptions that are acceptable to the Partnership and those of the Scheduled Exceptions that are not acceptable to the


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Partnership.  The Leases,  Mortgages and  acceptable  Scheduled  Exceptions  are referred to collectively herein as the "Permitted Exceptions".

            5.2 Preliminary Evidence of Title. Within 30 days after the date hereof, MART shall have the right to obtain the following documents to evidence the condition of the title to each of the Properties:

                  5.2.1 Commitments (the "Title Commitments") to the Partnership for ALTA Form B (1987) Owner's Title Insurance Policies committing to insure, at standard rates title to each Property as being good and marketable, subject only to the Permitted Exceptions, in the amount of the fair market value of each such Property, issued by the Commonwealth Land Title Insurance Company (the "Title Insurer"). The Title Commitments shall be effective as of the Closing Date, and shall reflect that fee simple title is held by the respective Contributed Entity. Each Owner's Title Insurance Policy to be issued to the Partnership at Closing pursuant to Section 7.2.2.2 below ("Title Insurance Policies") shall contain an extended coverage endorsement over the general or standard exceptions which are a part of the printed form of the policy and subject only to the
Permitted Exceptions. Each Title Insurance Policy shall, in addition, (A) include provisions for co-insurance, in such amounts of liability acceptable to the Partnership and MART; (B) not contain any exceptions for (i) liens for labor or material, whether or not of record, (ii) parties in possession (other than tenants under the Leases, solely as such tenants), (iii) unrecorded easements,
(iv) taxes and special assessments not shown on the public records, and (v) any matter that the Surveys disclose and (C) provide for the following endorsements:
(i) an access endorsement insuring that there is direct and unencumbered access to the Land from all adjacent public streets and roads, (ii) a survey endorsement insuring that all foundations in place as of the date of such policy are within the lot lines and applicable setback lines, that the improvements do not encroach on adjoining land or any easements, and that there are no encroachments of improvements from adjoining land on any or the Properties or any part thereof, (iii) an ALTA Form 3.1 zoning endorsement insuring that the Properties are zoned for the buildings and the operation thereof as contemplated by the terms and provisions of this Agreement, (iv) a non-imputation endorsement, by which the Title Insurer waives any defense based upon knowledge of any person or entity other than the knowledge of the Partnership or its designee(s), (v) each Property constitutes a separate lot of record and is separately assessed for real estate tax purposes, (vi) an endorsement commonly referred to as a "Fairway endorsement," providing among other things, that the Title Insurer waives any defense based on a


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dissolution or termination of the insured  partnership or the formation of a new partnership solely by reason of one or more transfers of all or any part of the partnership interests of any one or more of the general partners of the insured to MART or the Partnership and/or any one or more of the limited partners of the insured, and/or the transfer of any one or more of the limited partner's interests to the current general partner, MART or the Partnership, and (vii) such other endorsements as the Partnership and MART may reasonably require. The cost of such Title Commitments and Title Insurance Policies shall be borne by the Partnership, as provided in Section 7.5.

                  5.2.2 Written results of searches reflecting any liens, judgements, tax liens, bankruptcies, and open dockets (the "UCC Searches"), conducted by a company reasonably acceptable to the Partnership. The UCC Searches shall name each Contributor, Contributed Entity and Property, and shall search the appropriate land records and central filing office for Uniform Commercial Code financing statements.

                  5.2.3 Legible copies of all documents of record referred to in any Title Commitment or disclosed by the UCC Searches, and all other documents evidencing or, to the extent in the possession or control of Contributors or any Contributed Entities, relating to, matters reflected in any Title Commitment or the UCC Searches.

                  5.2.4 Current ALTA/ACSM land title surveys of each of the Properties (the "Surveys") dated after the date of this Agreement, certified to the Partnership and the Title Insurer (and such other persons or entities as the Partnership may designate) by a surveyor registered in the State of Maryland. Each Survey shall also contain a surveyor's certification in substantially the form attached hereto as Exhibit C.

            5.3 Title Defects. If the Title Commitments, UCC Searches or Surveys (or any revision or update of any of them) discloses exceptions to title other than Permitted Exceptions or any other matter which does not conform to the requirements of this Agreement and which could adversely affect the use of any Property or its fair market value, the Partnership shall so notify the Agent and the Agent shall, (i) as to any such exception or other matter of a nonmonetary nature, within ten (10) days after the date of such notice, use reasonable efforts to have each such unpermitted exception removed or correct such other matter, and (ii) as to any such exception or other matter of a monetary nature, cause such lien or encumbrance or other matter to be discharged and released, in each case to the reasonable satisfaction of the Partnership. If, within the time specified, the Agent fails to have each such unpermitted


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exception removed or to correct each such other matter,  the Partnership may, at its option and as its exclusive remedy, either (i) terminate this Agreement, in which event this Agreement, without further action of the parties, shall become null and void and neither party shall have any further rights or obligations under this Agreement, or (ii) elect to accept such title to the Property and discharge or release any liens, encumbrances or other matters of a monetary nature or which may otherwise be discharged, released or removed by the payment of a monetary sum and deduct from the number of Initial Units issuable to the Contributors the number of Units determined by dividing such aggregate monetary sums paid by the Partnership (plus expenses in connection therewith) by 13. If the Partnership fails to make any such election, the Partnership shall be deemed to have elected the option contained in clause (ii).

         6. CLOSING PRORATIONS AND ADJUSTMENTS

            6.1 Statement of Prorations. A statement of prorations and other adjustments shall be prepared by the Partnership in conformity with the provisions of this Agreement and submitted to Contributors for review and approval not less than ten (10) days prior to the Closing Date. For purposes of prorations, the Partnership shall be deemed the owner of the Properties on the Closing Date. In addition to prorations and other adjustments that may otherwise be provided for in the Agreement, the following items are to be prorated or adjusted, as the case may require, as of the Closing Date (all such prorations and adjustments shall be to the Initial Units to be issued to Contributors and to the Shares to be issued to Allview in consideration for Dorsey Hall hereunder):

                  6.1.1 real estate and personal property taxes and assessments (initially prorated on the basis of 100% of the most recent ascertainable bill, but subject to reproration upon issuance of the actual final bill therefor, including any adjustments thereto as a result of any pending property tax appeals, to effectuate the actual proration);

                  6.1.2 common area maintenance fees and reimbursements for prior years property taxes payable by tenants; provided, however, such sums which are due and payable to any Contributor by any tenant but uncollected as of the Closing shall not be adjusted, but the Partnership shall cause such sums for the period prior to Closing to be remitted to Contributors if, as and when collected. The Partnership will make reasonable efforts to collect the same on behalf of the Contributors.

                  6.1.3 the rent payable by tenants under the Leases; provided, however, that rent and all other sums which


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are due and payable to any  Contributor by any tenant but  uncollected as of the
Closing shall not be adjusted, but the Partnership shall cause the rent and other sums for the period prior to Closing to be remitted to Contributors if, as and when collected. At Closing, Contributors shall deliver to the Partnership a schedule of all such past due uncollected rent and other sums owed by tenants. The Partnership shall promptly remit to Contributors any such rent or other sums paid by scheduled tenants, but only if a deficiency in the then current rent is not thereby created. For amounts due any Contributed Entity not collected within two (2) months after Closing, such Contributed Entity shall have the right to sue to collect same, but in no event may such Contributed Entity seek to evict any tenant or terminate any Lease;

                  6.1.4  the  full   amount  of   security   deposits   and  any
non-refundable cleaning fees paid under the Leases, together with interest thereon if required by law or otherwise;

                  6.1.5 water, electric, telephone and all other utility and fuel charges which are meter read will be read by the appropriate utility and service transferred as of the Closing Date;

                  6.1.6 amounts due and prepayments under the Service Contracts;

                  6.1.7 assignable license and permit fees;

                  6.1.8 debt service on indebtedness secured by or otherwise relating to the Properties;

                  6.1.9 other expenses of operation and similar items; and

                  6.1.10 any refunds of real or personal property taxes for tax years beginning prior to the Closing Date shall belong to Contributors, and if paid to the Partnership shall be promptly refunded by the Partnership to Contributors in cash.

            6.2 Post Closing Adjustment; Finality. Except with respect to general real estate and personal property taxes (which shall be reprorated upon the issuance of the actual final bills, if necessary), any proration which must be estimated at Closing shall be reported and finally adjusted as soon as practicable after the Closing Date; otherwise all prorations shall be final.



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            6.3 Certain  Deposits.  Anything in this  Agreement  to the contrary notwithstanding, (i) in the event Howard County, Maryland returns the $100,000 deposit (or such lesser amount as it may return) on Bethany Bridge, and (ii) in the event any other cash deposit deposited by any Contributed Entity or any Contributor on behalf of any Contributed Entity is returned in whole or in part, the Partnership will, or will cause the appropriate Contributed Entity to, return such deposit to the Agent for its distribution.

         7. CLOSING

            7.1 Closing Date. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur at the offices of Gordon, Feinblatt, Rothman, Hoffberger & Hollander, LLC at 10:00 a.m. within 90 days after the date of this Agreement provided that all conditions to Closing have been satisfied or waived, or at such other time and place as the Agent and MART shall agree in writing, provided, however, that under no circumstances shall the Closing occur later than June 30, 1997. The "Closing Date" shall be the date of Closing.

            7.2 Closing Documents

                  7.2.1  Contributors.  Not later than three (3)  business  days
prior  to  the  Closing  Date,   the   Contributors   and  Allview  and  Tripec,
respectively, shall deliver the following:

                         7.2.1.1   special   warranty   deeds  for  the   Deeded
Properties, and special warranty deeds or assignments with respect to Allview;

                         7.2.1.2  assignments  to the  Partnership of all of the
interests in each of the Successor Entities;

                         7.2.1.3   any   affidavits,   certificates   and  other
documents (including without limitation non-imputation affidavits and/or certificates) that are reasonably necessary for the Title Insurer to issue the Owner's Title Insurance Policies in the form and condition required by this Agreement;

                         7.2.1.4 for each Contributor  that is a corporation,  a
corporate resolution authorizing the transactions contemplated by this Agreement, a certificate of good standing, a certified copy of the articles of incorporation and bylaws, and a certificate of incumbency certifying the titles and signatures of the corporate officers authorized to consummate the transactions contemplated hereunder on behalf of Contributor


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and such other evidence of Contributor's  power and authority as MART reasonably requests;

                         7.2.1.5 for each Contributor that is a partnership or a
limited liability company, and for the Contributed Entities that are Tripec and Allview, a resolution authorizing the Contribution in exchange for the Initial Units (or Shares, as the case may be) and the execution of closing documents, a certificate of good standing, a certified copy of the partnership or operating agreement governing such Contributor and Contributed Entity, and a certificate of incumbency certifying the titles and signatures of the general partners or members authorized to consummate the transactions contemplated hereunder on behalf of Contributor and Contributed Entity and such other evidence of power and authority of the Contributor and Contributed Entity as the Partnership reasonably requests;

                         7.2.1.6 for each  Contributed  Entity, a certified copy
of its certificate of organization and operating agreement, and a certificate of good standing.

                         7.2.1.7 for each  Contributor,  Tripec and Allview,  an
affidavit stating, under penalty of perjury, its U.S. taxpayer identification number and that it is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code");

                         7.2.1.8  a  counterpart  of the  Partnership  Agreement
executed by each Contributor;

                         7.2.1.9    subscription    documents     ("Subscription
Documents") in the form attached to this Agreement as Exhibit D executed by each Contributor;

                         7.2.1.10 a letter advising  tenants under the Leases of
the change in management of the Properties and directing them to pay rent to the Partnership or as the Partnership may direct;

                         7.2.1.11  an updated  Rent Roll (as  defined in Section
9.19.2) as of the Closing Date (including a listing of all delinquent and prepaid rents);

                         7.2.1.12 all of the original Leases and written Service
Contracts, and any and all building plans, surveys, site plans, engineering plans and studies, utility plans, landscaping plans, development plans, specifications, drawings, marketing artwork, construction drawings, soil tests, all keys for the Properties, with identification of the lock to which each such key relates, complete warranty book including all


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contractors and  subcontractors  and other  documentation  concerning all or any part of the Property to the extent that any of the foregoing documents are in the possession or control of Contributors;

                         7.2.1.13 any bonds,  warranties or guaranties which are
in any way applicable to the Properties or any part thereof to the extent any of the foregoing are in the possession or control of Contributors;

                         7.2.1.14 a letter (a "Tenant  Estoppel  Letter") in the
form included herewith as Exhibit I, dated not more than thirty (30) days prior to the Closing Date, from each tenant under each Lease described in Schedule VII, and from each tenant under each Lease entered into after the date of this Agreement. The Tenant Estoppel Letter shall be fully completed in a manner reasonably satisfactory to MART, and with no modifications other than those reasonably acceptable to MART. In the event Tenant Estoppel Letters in form and content reasonably satisfactory to MART are not received by MART and the Partnership within the time prescribed herein from (i) all tenants occupying 4,000 square feet or more, and (ii) tenants representing 95% or more of the remaining tenants on the Properties, then the Partnership and MART, at their option and as their exclusive remedy, upon notice to the Agent, may immediately terminate this Agreement. In the event that Tenant Estoppel Letters are received from (i) all tenants occupying 4,000 square feet or more, and (ii) tenants representing 95% or more of the remaining tenants on the Properties, then the Partnership and MART, as their exclusive remedy, may either (a) require the Representors (as defined in Section 9) to personally certify in form and content reasonably acceptable to MART, to the best of their knowledge, the information required to be in the Tenant Estoppel Letter, or (b) may terminate this Agreement upon notice to the Agent.

                         7.2.1.15 a certificate  in the form attached  hereto as
Exhibit F (a "Lender's Estoppel Certificate") from each mortgagee of each Contributed Entity and Property and from any other person or entity that has, or may have as a result of the transactions contemplated hereby, a security interest in any of the Properties, failing which the Partnership and MART, at their option and as their exclusive remedy, may terminate this Agreement upon notice to the Agent.

                         7.2.1.16   an   opinion   of   Stuart   Kaplow,    Esq.
substantially in the form attached hereto as Exhibit G.



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                         7.2.1.17  all other  documents  reasonably  required by
MART in connection with the transactions contemplated by this Agreement.

                  7.2.2 Partnership. At the Closing, the Partnership shall deliver the following:

                         7.2.2.1  Initial Units, as required by Sections 1 and 2
of this Agreement;

                         7.2.2.2 the Registration Agreement;

                         7.2.2.3 the  Partnership  shall obtain an Owner's Title
Insurance Policy (or marked-up commitment therefor) for each Property insuring fee simple title to the each such Property in the respective Contributed Entity set forth opposite the name of such Property on Schedule III in the amount of the fair market value of such Property subject only to Permitted Exceptions, and otherwise in the form and condition required by this Agreement;

                         7.2.2.4  an  executed  counterpart  of the  Partnership
Agreement executed by MART, as the general partner of the Partnership;

                         7.2.2.5 for MART, a resolution of its Board of Trustees
authorizing the transactions contemplated hereby and a certificate of good standing from the State Department of Assessments and Taxation of the State of Maryland;

                         7.2.2.6 for the  Partnership,  a certified  copy of the
Partnership Agreement and a Certificate of Limited Partnership certified by the Secretary of State of Maryland; and

                         7.2.2.7  an  opinion  of  Gordon,  Feinblatt,  Rothman,
Hoffberger & Hollander, LLC substantially in the form attached hereto as Exhibit H.

            7.3 Conditions to Closing. At the option of the Partnership, the obligations of MART and the Partnership under this Agreement are subject to the satisfaction of the following conditions (unless waived):

                  7.3.1 Each Contributed Entity shall have terminated all existing management contracts with any Management Company.

                  7.3.2 Each and every representation and warranty of the Contributors and the Contributed Entities is


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true,  correct and  complete as of the date hereof and at all times  through the
Closing Date.

                  7.3.3 All tenants shall be paying rental on all Properties as set forth in the Tenant Estoppel Letter approved by MART and sent to each such tenant.

                  7.3.4 The Contributors and Contributed Entities shall have fully performed and satisfied each and every obligation, term and condition to be performed and satisfied by them under this Agreement.

                  7.3.5 All consents, authorizations, certificates, Tenant Estoppel Letters, Lender's Estoppel Certificates and approvals required to be obtained by the Contributors and the Contributed Entities in connection with the Agreement shall have been obtained, including but not limited to all consents, approvals and authorizations (without any conditions or requirements) required to be obtained under any mortgage, deed of trust or other instrument relating to any of the Properties or pursuant to which any of the Contributed Entities or the Contributors are bound in order to complete the transactions contemplated under this Agreement.

            7.4 The obligations of the Contributors and the Contributed Entities under this Agreement are subject to one or more of the following conditions (unless waived):

                  7.4.1 Each of the representations and warranties of the Partnership contained in this Agreement is true, correct and complete as of the date hereof and at all times through the Closing Date.

                  7.4.2 The Partnership and MART shall have fully performed and satisfied each and every obligation, term and condition to be performed and satisfied by them under this Agreement.

                  7.4.3 MART shall form the Partnership and shall have transferred to the Partnership, and shall have caused each of its subsidiaries to have transferred to the Partnership, beneficial ownership of all of their respective real properties.

                  7.4.4 All consents, authorizations and approvals required to have been obtained by MART and the Partnership in connection with this Agreement shall have been obtained.



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            7.5 Transaction Costs.

                  7.5.1 The Partnership shall bear and pay the survey costs and the cost of the premium for the Title Commitment and Title Insurance Policy for each Property; the Contributors shall bear and pay all costs incurred to repay any liens other than for mortgage indebtedness. The Partnership shall bear the cost of its due diligence activities. The Contributors will pay all costs (including any taxes) in connection with the transfer by the Contributors and the Contributed Entities of the Deeded Properties. To the extent any other transfer or recordation taxes are payable in respect of any other real property, the Partnership may, at its option, either pay such taxes or terminate this Agreement.

                  7.5.2 The Contributors will pay one-half of any assumption fees, lender's consent fees or other such charges ("Consent Fees") imposed by Canada Life Insurance Company or its agent or affiliates in connection with the transactions contemplated hereby; the Partnership will pay all other such Consent Fees imposed by all other lenders in connection with the transactions contemplated hereby.

                  7.5.3 At the option of the Contributors, the Partnership will pay some or all of the transfer taxes and/or the Consent Fees payable by the Contributors hereunder and will deduct from the Initial Units issuable to the Contributors pursuant to Section 1.3 hereof a number of Initial Units equal to the quotient obtained by dividing the amount of such transfer taxes and/or Consent Fees paid by the Partnership by 13.

                  7.5.4 Except as specified above and elsewhere in this Agreement, each party shall bear and pay its expenses in connection with this Agreement and the transactions contemplated herein, including the fees of their respective professional advisors.

         8. CASUALTY LOSS AND CONDEMNATION

            8.1 Casualty. If, prior to Closing, the Properties or any part thereof shall be destroyed or materially damaged by fire or other casualty, the Partnership may, at its option, either (i) require the appropriate Contributed Entity and the related Contributors to repair such damage prior to Closing to the reasonable satisfaction of the Partnership, at no cost or expense to MART or the Partnership, in which event the proceeds of any insurance applicable thereto shall be paid to the Contributed Entity or to the Agent on behalf of the Contributors, or (ii) itself settle the loss under all policies of insurance applicable to the destruction or damage and receive the proceeds


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of insurance  applicable  thereto,  and the Contributed Entity shall, at Closing and thereafter, execute and deliver to the Partnership all required proofs of loss, assignments of claims and other similar items.

            8.2 Condemnation. If, prior to Closing, the Properties or any part thereof shall be condemned, the Partnership may (i) terminate this Agreement, or
(ii) complete the transactions contemplated by this Agreement notwithstanding such condemnation. If the Partnership elects to complete the transactions contemplated hereby, the Partnership shall be entitled to receive the condemnation proceeds and the Contributed Entity shall, at Closing and thereafter, execute and deliver to the Partnership all required assignments of claims and other similar items. If the Partnership elects to terminate this Agreement, then upon written notice to the Agent and without further action of the parties, this Agreement shall become null and void and no party shall have any rights or obligations under this Agreement.

         9. REPRESENTATIONS AND WARRANTIES OF THE REPRESENTORS

            NOTE: The representations and warranties contained in this Section shall expire and terminate in accordance with the provisions of Section 9.34 hereof.

            Each of Jack H. Pechter, Martin Pechter, Jeffrey Pechter and each Contributed Entity (excluding natural persons that are general partners of Contributed Entities but that are not also Representors) (individually and collectively referred to as the "Representors"), jointly and severally, represent and warrant to the Partnership and to MART that, except (i) as described on the Disclosure Schedule attached hereto and made a part hereof or
(ii) as otherwise disclosed in writing by the Representors to MART or the Partnership, the following are complete and accurate as of the date of this Agreement and as of the Closing Date.

            9.1 Organization. Each Contributed Entity is duly formed and validly existing under the laws of the state of its organization, and has all requisite power and authority to own and operate its Properties in the manner in which it is being owned and operated. Each Contributed Entity is duly qualified and authorized to transact the business which it presently conducts in all jurisdictions in which such qualification is required.

            9.2 Authority. This Agreement and the documents and instruments executed and delivered in connection herewith constitutes the legal, valid and binding obligations of the


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Representors,  enforceable in accordance  with their  respective  terms.  To the knowledge of the Representors, no consent, authorization, approval or waiver by any governmental agency or authority or by any third party is required in connection with the execution and delivery of, and the performance of the obligations to be performed under, this Agreement and the documents and instruments executed and delivered in connection herewith, or if any of the foregoing is required, it has been obtained.

            9.3 Interest in Contributed Entities. Each Representor is the record and beneficial owner of, and has good and marketable title to, the interests in the Contributed Entities set forth opposite such Representor's name on Schedule II, free and clear of all liens, options, adverse claims or encumbrances, and such interest is not the subject of any agreement (other than this Agreement) providing for the sale, assignment or transfer thereof. Such Representor has the full power, capacity and authority to sell, transfer and assign the legal and equitable ownership of his/her or its interest to the Partnership as provided in this Agreement. Schedule II is true, complete and accurate in all respects as to each such Represen- tor, and the Representors have not entered into any agreement and have no knowledge of any agreement or understanding to issue any additional interests in any Contributed Entity to any other person or entity.

            9.4 Investment. Each Representor that is a natural person hereby represents and warrants that:

                  9.4.1 Such Representor is acquiring the Units issued to him hereunder for investment for his own account and not as an agent or nominee for any other person or entity.

                  9.4.2 The Representors will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of such Units (each such action, a "Transfer") unless (1) such Transfer complies with the provisions of the Partnership Agreement, (2) either (a) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (b) the Representor shall have furnished MART and the Partnership with an opinion of counsel which opinion of counsel shall be reasonably satisfactory to the Partnership, to the effect that no such registration is required because of the availability of an exemption from registration under the Act, and (3) such Transfer shall be in compliance with any applicable state or foreign securities and "blue sky" laws.



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                  9.4.3 The  Representor  has been  advised  by the  Partnership that: (1) neither the offer nor sale of the Units have been registered under the Act or any state or foreign securities and "blue sky" laws; (2) the Units are characterized as a "restricted security" under the Act inasmuch as it is being acquired from the Partnership in a transaction not involving a public offering;
(3) the Units must be held indefinitely and Contributor must continue to bear the economic risk of the investment in the Units unless the offer and sale of such Units are subsequently registered under the Act or an exemption from such registration is available and all applicable state or foreign securities and "blue sky" laws are complied with; (4) it is not anticipated that there will be any public market for the Units in the foreseeable future; (5) Rule 144 promulgated under the Act is not presently available with respect to the offers or sales of any securities of the Partnership and the Partnership has made no covenant to make such Rule available nor has it made any covenants with respect to other rules by which offers or sales may be made; (6) when and if the Units may be disposed of without registration under the act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule; and (7) if the Rule 144 exemption is not available, public offer or sale of the Units without registration will require the availability of another exemption under the Act.

                  9.4.4 The Representor is (A) an "accredited investor" as defined in the Act and (B) has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits, risks and consequences of an investment in the Units and is able to bear the economic risk of loss of this investment.

                  9.4.5 The Representor has been afforded (a) the opportunity to ask such questions as he has deemed necessary of, and to receive answers from, representatives of the Partnership concerning an investment in the Units and the merit and risks of investing in the Units, and (b) access to information about the Partnership's financial condition, business, results of operations and prospects sufficient to enable him to evaluate his investment in the Units.

            9.5 Title to the Properties. To the knowledge of the Representors, as of the date which is 10 days after the date of the Title Commitments and as of the Closing Date, each Contributed Entity is the sole owner beneficially and of record of good, marketable and insurable fee simple title to the Properties as set forth on Schedule III free and clear of all liens, claims or encumbrances except the Permitted Exceptions, and Schedule III is true, accurate and complete in all material


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respects.  Between  the date hereof and the Closing  Date,  no liens,  claims or encumbrances will be created or permitted to be created on any Property other than the Permitted Exceptions. Prior to or at the Closing all monetary encumbrances on any Property, other than the Permitted Exceptions, shall be duly canceled, removed and discharged of record, and proof thereof satisfactory to the Title Insurer, MART and the Partnership shall be delivered to the Partnership. Except for tenants, there are no parties in possession of any part of the Properties as of the Closing Date, and there are no other rights of possession which have been granted to any third parties.

            9.6 No Defaults. (i) To the knowledge of the Representors, the Representors are not in default of any of their obligations under any contract, certificate, affidavit or covenant affecting title to the Properties or to their interest in any Contributed Entity; (ii) there are no contracts or agreements, such as maintenance, service, or utility contracts affecting the Properties other than the Service Contracts, and, to the knowledge of the Representors, no party to such contracts is in default or breach under the terms and conditions thereof; and (iii) except for the Permitted Exceptions and Leases, there are no contracts, agreements or obligations of any kind or nature relating to the Properties and to which the Contributed Entities will be bound or the Properties will be subject after the Closing except as expressly described in the Disclosure Schedule attached hereto.

            9.7 No Litigation; No Condemnation. There are no actions, suits, proceedings or claims pending, or to the knowledge of the Representor, threatened or contemplated, with respect to or in any manner affecting the Properties, the Contributed Entities or the Representor's interest therein; or the ability of the Representors to complete the transactions contemplated by this Agreement or which could prevent Representors from satisfying its obligations under this Agreement. The Representors have not received notice of any pending or threatened condemnation or similar proceedings or special assessments affecting the Properties, or any part thereof.

            9.8 No Violation. Neither the execution and delivery of this Agreement and the documents and instruments executed and delivered in connection herewith nor the consummation of the transactions contemplated hereby or the operation of any Property will: (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which the Representor is a party or is subject, or to the knowledge of the Representors, any Contributed Entity is a party or to which any Property or any Contributed Entity is subject; (ii) violate


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any agreement,  restriction,  easement,  restrictive  covenant, or instrument to which the Representor, or to the knowledge of the Representors any Property or any Contributed Entity, is subject; (iii) to the knowledge of the Representors, constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, rule, judgment, decree or order; (iv) with respect to the Contributed Entities, violate any provision of the charter, bylaws or other organizational document; (v) except as to any indebtedness in respect of which the consent of the lender shall have been obtained prior to the Closing Date, and except as described on the Disclosure Schedule or as disclosed in writing by the Representors to MART or the Partnership, result in the acceleration of any indebtedness or any encumbrance pertaining to any Contributed Entity or any Property, or the cancellation of any contract or Lease pertaining to any Property; or (vi) except as to any indebtedness in respect of which the consent of the lender shall have been obtained prior to the Closing Date, and except as described on the Disclosure Schedule or as disclosed in writing by the Representors to MART or the Partnership, result in the creation of any encumbrance upon any Property or on the Representor's interest in a Contributed Entity. The Representors have not received any written notice of any violation (both as to condition and use) of any applicable laws, statutes, ordinances, codes (including, but not limited to, zoning, building, subdivision, pollution, environmental protection, water disposal, health, fire and safety engineering codes, and laws and regulations with respect to the submetering of any utilities serving any Property), and the rules and regulations of, by governmental authority having jurisdiction over the Properties.

            9.9 Required Obligations. Each of the Contributed Entities has paid and performed all obligations required to have been paid or performed prior to the date hereof and prior to the Closing Date, including but not limited to all principal installments, interest payments, penalties and other charges in connection with all indebtedness relating to or secured by any of the Properties or an interest in any of the Properties.

            9.10 Condition of Properties.  Except as disclosed on the Disclosure
Schedule, the Representors have not been notified that the structural, mechanical, electrical, plumbing, roofing and other major systems on each of the Properties and items of equipment and components located thereon, require to be replaced or are in need of material repair.

            9.11 [Intentionally omitted]

            9.12 Utilities. To the knowledge of the Representors: usable sanitary and storm sewers and public water,


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and electrical  utilities  (collectively,  the "Utilities") of adequate capacity required for the operation of the Properties, are installed in, and are duly connected to, the Properties and can be used without any charge except the normal user charges for sanitary sewers and the normal and usual charges imposed for public water, gas and electric utilities.

            9.13 Zoning. To the knowledge of the Representors, the Properties are currently located in the areas zoned for its current use, as indicated on the Disclosure Schedule hereto, which classification permits the development, use and operation of the improvements on such Properties as such improvements currently are being used without special exception or permit. The Representors have no knowledge of any threat of, and has not received written notice of, any proceeding to change adversely or down-zone the existing zoning classification as to any portion of any Property.

            9.14 Improvements. To the knowledge of the Representors, all improvements on the Properties have been constructed in accordance with, and comply with, all requirements of all applicable laws, ordinances, regulations and orders, including without limitation applicable zoning, building and fire safety codes and all restrictive covenants, if any, and other easements, encumbrances or agreements affecting title to any Properties or improvements.

            9.15 Environmental Matters. Certain capitalized terms used in this Section are defined in Subsection 9.15.10.

                  9.15.1 To the knowledge of the Representors, each Contributed Entity and Property is in full compliance with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by each Contributed Entity of all permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof. The Representors have not received any communication
(written or oral), whether from an applicable authority, citizens group, employee or otherwise, that alleges that any Contributed Entity or Property is not in such full compliance. All permits and other governmental authorizations currently held by each Contributed Entity pursuant to Environmental Laws are identified on Schedule V hereto.

                  9.15.2 To the knowledge of the Representors, there have been no Releases, discharges, emissions or disposal of Hazardous Materials on or under any Property that have not been remediated to the satisfaction of the applicable authority with jurisdiction over said Release, discharge,


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emission,  or disposal.  Neither the business of any Contributed  Entity nor any
Property is, nor to the knowledge of the Representors contains, a treatment, storage, or disposal facility as defined by the federal Resource Conservation and Recovery Act, 42 U.S.C ss. 6901 et seq. or the analogous state law. To the knowledge of the Representors, no person, including but not limited to the Representors, the Partnership or MART, will be required to conduct closure, post closure, or corrective action with respect to any Property of the business of any Contributed Entity pursuant to the Resource Conservation and Recovery Act or the analogous state law, as a result of activities at any Property or the business of any Contributed Entity prior to the Closing Date.

                  9.15.3 Without in any way limiting the generality of the foregoing, to the knowledge of the Representors, there are/is no: (i) on site locations where Hazardous Materials have been disposed of or Released, (ii) underground storage tanks located on any Property, (iii) asbestos contained in or forming part of any building, building component, structure or office space on any Property, or (iv) polychlorinated biphenyls used or stored on any Property.

                  9.15.4 The Representors have not received any written request for information, or been notified that it is a potentially responsible party, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any similar state, local or foreign law with respect to any real property owned or leased by it.

                  9.15.5 The Representors (i) have delivered to MART and the Partnership, prior to the date hereof, true, complete and correct copies and results of any reports, studies, analysis, tests or monitoring, and any other information or data, possessed or initiated by or in the control of the Representors pertaining to Hazardous Materials in, on or under any Property or concerning any Contributed Entity's compliance with Environmental Laws; (ii) except as disclosed in writing to MART and the Partnership, have no knowledge of any violation or claim of violation of or noncompliance with any Environmental Law, or any other claim pertaining to Hazardous Materials in, or under any Property or pertaining to any Environmental Law applicable to any Property and, to the Representor's knowledge, there is no basis for any of the foregoing; and
(iii) represent that, to the knowledge of the Representors, no Representor or Contributed Entity has, directly or indirectly, taken any action with respect to any Property that could result in any violation of a noncompliance with any Environmental Law or in a claim under any Environmental Law.



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                  9.15.6 For purposes of this Agreement, (i) "Environmental Law"
means  all  applicable  federal,  state,  local  and  foreign  statutes,   laws,
ordinances, rules, regulations, decrees, judgments, orders, and common law standards or decisions relating to pollution or protection of the environment (including without limitation, ambient air, surface water, groundwater, land
surface  or  subsurface  strata,  or  Natural  Resources)   including,   without
limitation, laws and regulations relating to emissions, discharges, Releases or threatened Releases or Hazardous Materials (including but not limited to CERCLA; the Solid Waste Disposal Act, 42 U.S.C. ss.ss. 6901 et seq.; the Emergency Planning and Community Right-To-Know Act of 1986, 42 U.S.C. ss. 11001 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. ss.ss. 1251 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801 et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; and the Resource Conservation Recovery Act, 42 U.S.C. ss.ss. 6901 et seq.); (ii) "Hazardous Materials" shall mean any waste (including solid wastes), toxic substance, hazardous substance, pollutant,
contaminant,   oil,   asbestos,   polychlorinated   biphenyl,   non-  indigenous
radioactive material, including but not limited to any substance defined as such or regulated as such under any Environmental Law, or for which a person may be subject to liability under any Environmental Law; and (iii) "Release" means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal or discharge into the environment (including without limitation, ambient air, surface water, groundwater, and surface and subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

            9.16 Insurance. Schedule VI contains a complete and correct description of all policies of insurance presently maintained by the Contributed Entities with respect to any Property and the operation thereof. To the knowledge of the Representors, the Contributed Entities and the Properties are in compliance with the requirements of each such policy, there is not violation of any of the provisions of the insurance policies, and all of such insurance policies are in full force and effect. The Representors have not received from any insurance company which carries underwriters insurance on any Property, or any Board of Fire Underwriters, any notice of any defect or inadequacy in connection with any Property or its operation which, since the date of such notice, has not been corrected.

            9.17 Management. Except as disclosed on the Disclosure Schedule, on the Closing Date, there will be no contract or agreement in effect between Representors and any third party for the management or leasing of any Property except


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the Management  Contract (as defined in Section  12.2.4),  and there shall be no leasing commissions due and owing, or to become due and owing, in connection with any of the Leases.

            9.18 Compliance. To the knowledge of the Representors, the Contributors and the Contributed Entities have complied in all material respects with all laws, ordinances, rules, regulations and orders of all governmental authorities applicable to the ownership, management, operation, construction, maintenance and repair of any Property.

            9.19 Leases; Rent Rolls.

                  9.19.1 Copies of all leases for each of the Properties and all parts thereof, as amended through the date hereof ("Leases") have been made available to MART and the Partnership; such copies are and shall be, in all material respects, true, accurate and complete records of all agreements and understandings with respect to the use or lease of any portion of any of the Properties or otherwise constituting leases that are currently outstanding (as referenced on the Rent Roll) including all amendments and modifications thereto.

                  9.19.2 Schedule VII (the "Rent Roll") is a true, complete and correct list of all current Leases for the Properties or any part thereof. To the knowledge of the Representor, the Rent Roll contains a summary of all Leases that is true, complete and correct in all material respects.

                  9.19.3 To the knowledge of the Representors, each of the Leases is in full force and effect, constitutes the legal, valid and binding obligation of the tenant thereunder, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy and similar laws affecting the enforcement of creditors' rights generally or equitable considerations which may affect a court's exercise of its equitable powers, and has not been modified, amended or extended.

                  9.19.4 To the knowledge of the Repre- sentors, none of the tenants is in default in the performance or observance of any of the terms, covenants or conditions to be kept, observed or performed by it under its Lease and no event has occurred which, with the lapse of time or the giving of notice or both, would constitute a default thereunder.

                  9.19.5 No tenant has an option or right of refusal to purchase any Property or any part thereof;



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                  9.19.6  Except as  specified  in the  Tenant  Estoppel  Letter approved by MART and sent to a tenant, no tenant is entitled to any rebate, concession, deduction or offset.

                  9.19.7 Except as specified in the Tenant Estoppel Letter approved by MART and sent to a tenant, no tenant has paid any rent, additional rent or other charge of any nature for a period of more than thirty (30) days in advance.

                  9.19.8 Except as specified in the Tenant Estoppel Letter approved by MART and sent to a tenant, all tenants are paying full rental under all Leases.

                  9.19.9 To the knowledge of the Representors, no tenant has any claim or basis for any claim for reduction, deduction or set-off against the landlord or the rent under such Lease.

                  9.19.10 To the knowledge of the Representors, no tenant has given the Representors or any Contributed Entity oral or written notice of any intent to terminate its Lease or vacate its premises prior to the end of the stated term thereof or otherwise to cease occupancy of its premises.

                  9.19.11 To the knowledge of the Representors, the landlord under each of the Leases has performed all obligations, including repairs, if any, required to be performed by it, and is not in default under any of the Leases.

                  9.19.12 Except as disclosed in the Disclosure Schedule with respect to rent payable to a mortgagee of any Property, the landlord named in each of the Leases has the sole right to collect all rents under the Lease for that Property and all parts thereof, and neither such right nor any of the Leases has been assigned, pledged, hypothecated or otherwise encumbered.

                  9.19.13 The Representors have not received notice, and has no knowledge, that any default exists under any Lease by the landlord thereunder, and, to such Representor's knowledge, no event has occurred which with the lapse of time or the giving of notice or both would constitute a default thereunder.

            9.20 Service Contracts. Schedule IX is a list of all employment, union, purchase, service and maintenance agreements, leasing agreements, listing agreements, equipment leases and any other agreements, contracts, licenses and permits of (i) each Contributed Entity other than Allview and Tripec, and (ii) affecting or pertaining to the Properties or any part


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thereof(including   the  Deeded   Properties   and  Dorsey  Hall  (the  "Service
Contracts"). The Representors are not party to any licenses or leases of personal property or any other contracts or agreements, written or oral, of any kind or character, relating to the management, operation, maintenance or repair of any Property, or otherwise, except for the Leases and the Service Contracts. To the knowledge of the Representors, the Contributors and the Contributed Entities have performed all obligations required to be performed by them and are not in default under any of the Service Contracts. To the knowledge of the Representors, each of the Service Contracts is in full force and effect and constitutes the legal, valid and binding obligation of the respective parties thereto, enforceable in accordance with its terms, and has not been modified, amended or extended.

            9.21 Permits. To the knowledge of the Repre- sentors, all permits, licenses inspections and other approvals from all applicable governmental authorities having jurisdiction over the Contributed Entities and the Properties that are necessary in connection with the operation of the Contributed Entities and the use, ownership and operation of the Properties as they are currently used, have been obtained and are in full force and effect.

            9.22 Financial Statements. Representors have delivered to the Partnership the Financial Statements (as defined in Section 12.2.1) and the related statements of income, changes in equity, and cash flow and all schedules and the notes thereto. The Financial Statements: (i) present fairly the financial condition and the results of operations, changes in equity, and cash flow of each Contributed Entity or Property, as the case may be, as at the respective dates of and for the periods referred to in such Financial Statements, all in accordance with generally accepted accounting principals and standards; (ii) reflect the consistent application of such accounting principles throughout the periods involved and for each and all Contributed Entities and/or Properties; and (iii) are true, complete and correct. Since the latest date of the Financial Statements, there have been no changes in any of the accounting policies, practices or procedures of any Contributed Entity.

            9.23 Undisclosed Liabilities. Schedule XII hereto is a true, complete and accurate description of all debts, liabilities and obligations of each of the Contributed Entities and of or relating to each of the Properties. There are no debts, liabilities or obligations (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) associated with or relating to any of the Contributed Entities or the Properties, or secured by any of the Contributed Entities or


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by any of the  Properties,  other than those specified and described on Schedule
XII hereto.

            9.24 Contracts. Attached hereto as Schedule X is a complete and accurate list of all contracts, agreements or understandings (whether or not in writing), other than the Leases and Service Contracts, relating to any of the Properties, or to which any of the Contributed Entities (other than Allview and Tripec) is a party or by which it or any of the Properties (including the Deeded Properties and Dorsey Hall) is bound.

            9.25 Labor Unions. No Contributed Entity is a party to any contract or agreement with any labor union.

            9.26 Employee Benefit Plans;  Labor Matters.  Except as described on
Schedule XI hereto, Representors and each entity within a controlled group or under common control with a Representor within the meaning of Section 414(b) or
(c) of the Code ("Controlled Group Members"): (i) has no employees and does not now and never has sponsored or contributed to any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended; and (ii) does not and never has sponsored or contributed to any other plan or arrangement which provides any fringe benefits of any sort to any employee. To the extent the Partnership, MART or any of their affiliates employs, or to the extent any Contributed Entity continues to employ, any person previously employed by any Representor or Controlled Group Member, it will not incur any obligation, liability or expense relating to or arising out of the previous employment of such employee or any claim in connection therewith. No entity that was ever a Controlled Group Member ever sponsored or contributed to any defined benefit pension plan covered by Title IV of ERISA.

            9.27 [Intentionally Omitted]

            9.28 Taxes. The Representors have furnished or made available to MART complete and accurate copies of all federal, state and local tax returns filed and required to be filed by each of the Contributed Entities for the years of 1993, 1994 and 1995; such tax returns are true, complete and accurate in all respects. The tax returns for the 1996 year will be prepared and filed prior to the time that it is required to be filed, and a copy will be furnished to the Partnership promptly after it is filed; such tax return will be true, complete and accurate in all respects. All tax returns for federal, state and local income, excise, sales and use, personal property and franchise taxes required by law to be filed by the Contributed Entities prior to the date of this Agreement have been filed, and are complete and accurate. All taxes payable with respect to any


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periods prior to the Closing Date,  whether or not disputed,  including all real
property  taxes  and  other   assessments   against  all  properties,   payroll,
withholding, employment, social security, workers compensation, etc., have been, or by the Closing will be, paid in full.

            9.29 Special Filings. To the knowledge of the Representors, the Representors are not required to submit any notice, report or other filing to any governmental or regulatory authority in connection with the execution, delivery or performance of this Agreement or any document or instrument executed and delivered in connection herewith or the consummation of the transactions contemplated hereby other than the filing of the tax returns required by the terms of this Agreement; and no consent, approval or authorization of any governmental or regulatory authority is required to be obtained by the Representors in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

            9.30 All Assets. The only assets owned by the Contributed Entities (other than cash) (other than Allview and Tripec) immediately prior to the Closing will be the Properties, and the only assets owned by the Successor Entities at any time prior to the Closing shall be the Properties. The Contributed Entities have not assumed and are not liable for any obligation whether direct, indirect, contingent, fixed or unliquidated, and have not guaranteed or become surety for any obligations except as disclosed in the Financial Statements.

            9.31 Books and Records. The books and records of each Contributed Entity, all of which have been or will be made available to MART and the Partnership, are, and will be at all times, complete and correct in all material respects. All of such books and records shall be delivered to MART prior to the Closing.

            9.32 No Brokers. The Representors have not dealt with any agent, broker or other person acting pursuant to express or implied authority of any Representor, and no person or entity is entitled to a commission or finder's fee in connection with the contribution described by this Agreement or will be entitled to make any claim against MART, the Partnership or any Contributed Entity for a commission or finder's fee by reason of a Representor having engaged him/her/it.

            9.33 All Material Information. With respect to all representations and warranties made herein to the knowledge of the Representors, the Representors hereby represent and warrant that to their knowledge no such representation or


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warranty made in this Agreement contains any untrue statement of a material fact or omits to state a  material  fact  necessary  in order to make the  statements
contained   therein  not  misleading  or  necessary  in  order  to  provide  the
Partnership or MART with adequate information. With respect to all other representations and warranties made by the Representors herein, the Representors represent and warrant that no such representation or warranty contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading or necessary in order to provide the Partnership or MART with adequate information. The
Representors have not failed to disclose any material fact known to a Representor that is necessary to make the statements by any Representor herein or in any schedule or exhibit hereto or in any other instruments delivered in connection herewith not misleading. The Representors have no knowledge or information of any facts, circumstances or conditions which do or could materially and adversely affect any Property or the operation or intended use of the same.

            9.34 Non-Survival of Certain Warranties.

                  (a) Except as provided in Sections 9.34(b), (c) and (d) hereof, the representations and warranties of Representors made in this Section 9 shall terminate and expire one year after the Closing Date and the consummation of the transactions contemplated by this Agreement.

                  (b) Notwithstanding Section 9.34(a) hereof, the representations and warranties of the Representors made in Sections 9.1, 9.2, 9.3, 9.4, 9.7, 9.8, 9.9, 9.15.5, 9.17, 9.22, 9.23, 9.24, 9.28, 9.29, 9.30, 9.31,
9.32 and 9.33 shall survive the Closing and consummation of the transactions contemplated by this Agreement, and shall remain in full force and effect until the applicable statute of limitations relating thereto.

                  (c)  Notwithstanding  Section 9.34(a)  hereof,  and subject to
Section 9.34(d) hereof, the representations and warranties of the Representors made in Sections 9.6, 9.19.1, 9.19.8, 9.19.11 and 9.20 shall survive the Closing and consummation of the transactions contemplated by this Agreement and shall remain in full force and effect for a period of two years from and after the Closing Date, after which time such representations and warranties shall terminate and expire.

                  (d) Notwithstanding any other provision of this Agreement, including Sections 9.34(a), (b) and (c) hereof, to the extent any representation or warranty is fraudulently made by any of the Representors or shall constitute fraud, such representation or warranty, and all rights of the Partnership and


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MART in respect of any such fraudulent representation or warranty, shall survive the Closing and consummation of the transactions contemplated by this Agreement, and shall remain in full force and effect until the expiration of any and all statutes of limitations under which any action may be brought for any reason under or in respect of this Agreement.

            9.35 Knowledge of Breach. Except for any breach of the representations and warranties contained in Section 9.23 hereof, neither MART nor the Partnership shall assert a claim against the Representors or the Investors (as hereinafter defined) for breach of a representation or warranty to the extent the Partnership or MART has knowledge on the Closing Date that such representation or warranty made by the Representors is false; the preceding, however, shall not affect the rights of the Partnership or MART to assert any claims against the Repre- sentors or the Investors in respect of any breach of covenant or agreement hereunder or in respect of any liability or obligation to any third party not covered by the indemnity provided by MART and the Partnership in Section 14.3 hereof.

         10. REPRESENTATIONS AND WARRANTIES OF INVESTORS

             Each Contributor other than the Representors (each an "Investor" and collectively "Investors") represents and warrants to the Partnership and to MART that, except (i) as described on the Disclosure Schedule attached hereto and made a part hereof or (ii) as otherwise disclosed in writing by the Representors or the Investors to MART or the Partnership, the following are complete and accurate as of the date of this Agreement and as of the Closing Date with respect to such Investor.

             10.1 Authority. This Agreement and the documents and instruments executed and delivered in connection herewith constitutes the legal, valid and binding obligations of such Investor, enforceable in accordance with their respective terms. No consent, authorization, approval or waiver by any governmental agency or authority or by any third party is required, or has been obtained, in connection with the execution and delivery by such Investor of this Agreement and the performance by such Investor of the obligations to be performed by such Investor under this Agreement and the documents and instruments executed and delivered in connection herewith.

             10.2 Interest in Contributed Entities. Such Investor is the record and beneficial owner of, and has good and marketable title to, the interest in the Contributed Entities set forth opposite such Investor's name on Schedule II, free and clear of all liens, options, adverse claims or encumbrances, and such partnership interest is not the subject of any agreement


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(other  than this  Agreement)  providing  for the sale,  assignment  or transfer thereof. Such Investor has the full power, capacity and authority to sell, transfer and assign the legal and equitable ownership of his/her or its interest to the Partnership as provided in this Agreement.

             10.3 Investment.

                  10.3.1 Investor is acquiring the Units issued to it hereunder for investment for its own account and not as an agent or nominee for any other person or entity.

                  10.3.2 Investor will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of such Units (each such action, a "Transfer") unless (1) such Transfer complies with the provisions of the Partnership Agreement, (2) either (a) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (b) Investor shall have furnished MART and the Partnership with an opinion of counsel which opinion of counsel shall be reasonably satisfactory to the Partnership, to the effect that no such registration is required because of the availability of an exemption from registration under the Act, and (3) such Transfer shall be in compliance with any applicable state or foreign securities and "blue sky" laws.

                  10.3.3 Investor has been advised by the Partnership that: (1) neither the offer nor sale of the Units have been registered under the Act or any state or foreign securities and "blue sky" laws; (2) the Units are characterized as a "restricted security" under the Act inasmuch as it is being acquired from the Partnership in a transaction not involving a public offering;
(3) the Units must be held indefinitely and Contributor must continue to bear the economic risk of the investment in the Units unless the offer and sale of such Units are subsequently registered under the Act or an exemption from such registration is available and all applicable state or foreign securities and "blue sky" laws are complied with; (4) it is not anticipated that there will be any public market for the Units in the foreseeable future; (5) Rule 144 promulgated under the Act is not presently available with respect to the offers or sales of any securities of the Partnership and the Partnership has made no covenant to make such Rule available nor has it made any covenants with respect to other rules by which offers or sales may be made; (6) when and if the Units may be disposed of without registration under the act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule; and (7) if the Rule 144 exemption is not available, public offer or sale of the Units


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without  registration  will require the availability of another  exemption under the Act.

                  10.3.4 Investor (A) is an "accredited investor" as defined in the Act, (B) has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits, risks and consequences of an investment in the Units, or has a representative meeting such qualifications that is advising the Investor in connection with the transactions contemplated herein, and (c) is able to bear the economic risk of loss of this investment.

                  10.3.5 Investor has been afforded (a) the opportunity to ask such questions as he has deemed necessary of, and to receive answers from, representatives of the Partnership concerning an investment in the Units and the merit and risks of investing in the Units, and (b) access to information about the Partnership's financial condition, business, results of operations and prospects sufficient to enable him to evaluate his investment in the Units.

             10.4 No Defaults. To the knowledge of the Investor, the Investor is not in default of any of its obligations under any contract or covenant affecting title to his/her/its interest in any Contributed Entity.

             10.5 No Litigation. There are no actions, suits, proceedings or claims pending, or to the knowledge of the Investor threatened or contemplated, to which the Investor is a party that would in any manner affect the Properties, the Contributed Entities or such Investor's interest therein, or the ability of the Investor to complete the transactions contemplated by this Agreement, or which could prevent the Investor from satisfying its obligations under this Agreement.

             10.6 No Violation. Each Investor represents and warrants as to him/her/it that neither the execution and delivery of this Agreement and the documents and instruments executed and delivered in connection herewith nor the consummation of the transactions contemplated hereby or the operation of any Property will: (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which the Investor is a party or is subject; (ii) violate any agreement, restriction, easement, restrictive covenant, or instrument to which the Investor is subject; (iii) with respect to an Investor that is not a natural person, violate any provision of the charter, bylaws or other organizational document of such Investor; (iv) except as to any indebtedness in respect of which the consent of the lender shall have been obtained prior to the Closing Date, and except as


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described  on  the  Disclosure  Schedule  or as  disclosed  in  writing  by  the
Representors to MART or the Partnership, result in the acceleration of any indebtedness or any encumbrance pertaining to the Investor; or (v) except as to any indebtedness in respect of which the consent of the lender shall have been obtained prior to the Closing Date, and except as described on the Disclosure Schedule or as disclosed in writing by the Representors to MART or the Partnership, result in the creation of any encumbrance upon any Property or on his/her/its interest in a Contributed Entity.

             10.7 Required Obligations. The Investor has paid and performed all obligations required to have been paid or performed by him/her/it relating to or secured by the Investor's interest in any Contributed Entity, including and other payments which may become due and payable by him/her/it as a result of the assignment of his/her/its interest as contemplated by this Agreement.

             10.8 Special Filings. To the knowledge of the Investor, the Investor is not required to submit any notice, report or other filing to any governmental or regulatory authority in connection with the execution, delivery or performance of this Agreement or any document or instrument executed and delivered in connection herewith or the consummation of the transactions contemplated hereby other than the filing of the tax returns required by the terms of this Agreement; and no consent, approval or authorization of any governmental or regulatory authority is required to be obtained by the Investor in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

             10.9 No Brokers. The Investor has not dealt with any agent, broker or other person acting pursuant to express or implied authority of such Investor, and no person or entity is entitled to a commission or finder's fee in connection with the contribution described by this Agreement or will be entitled to make any claim against MART, the Partnership or any Contributed Entity for a commission or finder's fee by reason of the Investor having engaged him/her/it.

             10.10 Survival of Warranties. The representations and warranties of the Investors made in this Section 10 shall survive the Closing and consummation of the transactions contemplated by this Agreement and shall remain in full force and effect until the applicable statute of limitations relating thereto; provided, however, that the representations and warranties of the Investors in
Section 10.4 shall survive the Closing and consummation of the transactions contemplated by this


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Agreement  and shall  remain in full  force and effect for a period of two years from and after the Closing Date, after which time such representations and warranties shall terminate and expire.

         11. REPRESENTATIONS AND WARRANTIES OF MART AND THE PARTNERSHIP

             Each of the Partnership and MART represents and warrants to the Contributors and the Contributed Entities that the following are true, complete and correct as of the date of this Agreement and as of the Closing:

             11.1 Organization. MART is duly organized, validly existing, in good standing and qualified and empowered to conduct their respective businesses, and have full power and authority to enter into and fully perform and comply with the terms of this Agreement. Neither the execution and delivery of this Agreement nor its performance by the Partnership or MART, will conflict with or result in the breach of any material contract, agreement, law, rule or regulation to which the Partnership or MART is a party or by which the Partnership or MART is bound. This Agreement is valid and enforceable against the Partnership and MART in accordance with its terms and each instrument to be executed by the Partnership or MART pursuant to this Agreement, or in connection herewith or therewith, will, when executed and delivered, be valid and enforceable against the Partnership and MART in accordance with its terms. Upon Closing, the Partnership shall deliver to the Contributors good and marketable title to the Units, free and clear of all liens, claims, encumbrances, and restrictions, except as contained in this Agreement, the Partnership Agreement, or as required under federal and state securities laws.

             11.2 Filing of Reports. MART has filed all reports required by the Securities Exchange Act of 1934 and the information contained therein is true and correct in all material respects as of the date of each such filing.

             11.3 Listed Shares. At the time of Closing, MART's Shares are listed and traded on a national stock exchange and there has been no suspension of trading in such Shares.

             11.4 Tax Status. As of the Closing, the Partnership will be qualified as a partnership for Federal income tax purposes, and MART is qualified as a real estate investment trust.

             11.5 Litigation. Neither the Partnership nor MART is involved in any pending or threatened litigation that would materially or adversely effect its operations or financial


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condition or the ability to perform under this Agreement or the Partnership.

             11.6 No Brokers. Neither the Partnership nor MART have dealt with any agent, broker or other person acting pursuant to express or implied authority of either such party, and no person or entity is entitled to a commission or finder's fee in connection with the transactions contemplated by this Agreement or will be entitled to make any claim against the Contributor or any Contributed Entity for a commission or finder's fee by reason of MARt or the Partnership having engaged him/her/it.

             11.7 Survival. The foregoing warranties and representations of the Partnership shall survive the execution and delivery of this Agreement, the Closing and delivery of all documents and any and all performances in accordance with this Agreement. The foregoing warranties and representations shall not be affected by any investigation or verification made by or on behalf of Contributor prior to Closing.

         12. COVENANTS

             12.1 Covenants of MART and the Partnership. Each of MART and the Partnership hereby covenants as follows:

                  12.1.1 Immediately prior to the Closing, MART will contribute to the Partnership, and cause each of its subsidiaries to contribute to the Partnership, beneficial ownership of all real property of MART and each of its subsidiaries, subject in each case to all liabilities of MART and each of its subsidiaries, and all other assets and liabilities of MART and each of its subsidiaries (other than assets and liabilities associated with MART's property management operations), less an amount of cash necessary to pay dividends to MART's shareholders for periods prior to the Closing Date, in exchange for that number of Units equal to the number of Shares outstanding as of the time of such contribution. MART shall take such action (other than transferring legal ownership of such properties) as may be necessary to ensure that the Partnership shall have the economic incidents of ownership of the Properties and liabilities associated therewith.

                  12.1.2 As of the Closing Date, Jack H. Pechter shall be elected to the Board of Trustees of MART and appointed to serve on the Investment Committee.

                  12.1.3 If this Agreement is terminated for any reasons, (1) the Partnership and MART shall promptly return to Contributors, and Contributed Entities, all materials


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furnished by Contributors, and Contributed Entities, to the Partnership and MART
pursuant to this Agreement, and (2) the Partnership and MART shall promptly restore the Properties to substantially the same condition in which they existed immediately prior to any physical tests conducted by or on behalf of the Partnership and MART.

                  12.1.4 Prior to the Closing Date, except as may be required to be disclosed by law, regulation or legal process, or unless otherwise consented to in writing by the Contributors or the Contributed Entities, which consent shall not be unreasonably withheld, the Partnership and MART shall keep all information learned by the Partnership and MART in connection with the Properties or any operation thereof confidential.

                  12.1.5 In connection with inspection of the Properties, the Partnership and MART shall not unreasonably interfere with any tenants or any Contributed Entity's business operations.

                  12.1.6 Until the seventh anniversary of the Closing Date the Partnership shall not sell any of the Properties. From and after the seventh anniversary of the Closing Date, the Partnership may sell no more than one Property in any calendar year. Notwithstanding the provisions of this Section, the Partnership may, at any time, sell or exchange one or more of the Properties in a "like kind exchange" under Section 1031 the Code (or any successor or similar section) in which no gain is recognized by the Partnership.

                  12.1.7 MART and the Partnership agree as follows:

                         (i) Without the consent of holders of a majority of the
Initial Units then outstanding, the Partnership will not prepay any existing mortgage loan secured by any of the Properties known as Timonium Shopping Center, Timonium Crossing, Perry Hall Square and Enchanted Forest (other than through scheduled amortizations or required principal curtailments that are beyond the control of MART and the Partnership, or through refinancing with qualified non-recourse financing as such term is defined for the purposes of the at-risk rules contained in the Code). In addition, without the consent of holders of a majority of the Initial Units then outstanding, the Partnership will use its best efforts not to take any action which will produce for the holders of the then outstanding Initial Units (a) a constructive distribution in excess of their basis in the Units or (b) a negative at risk amount with respect to such activity of the Partnership.



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                         (ii) Nothing in this Agreement,  including this Section
12.1.7, Section 12.5 or Section 12.6, shall require MART or the Partnership to take any action on the part of the Partnership or MART which the Trustees of MART believe are not in the best interests of MART's shareholders or refrain from taking any action on the part of the Partnership or MART which the Trustees of MART believe to be in the best interests of the shareholders of MART. The provisions of this Section shall terminate at such time as the number of outstanding Initial Units is less than 300,000 Units. The Partnership shall be entitled from time to time as necessary to seek and rely on a certificate, signed either by the Agent or by the holders of a majority of the then outstanding Initial Units issued hereunder to the Contributors, of the basis and at risk amounts relevant to the provisions of this Section.

                  12.1.8 For purposes of Section 704(c) of the Code, the Partnership will use the traditional method of making allocations respecting all properties contributed to the Partnership at or before the Closing, except that with respect to the properties listed on Schedule XV the Partnership will use the remedial allocation method.

                  12.1.9 So long as the Contributors and their Permitted Transferees hold 10% or more of the Initial Units, MART agrees that from and after the Closing Date substantially all of MART's business for profit shall be conducted by or through the Partnership; provided, however, that business may be conducted through MART or a MART subsidiary provided that all labor, services and goods furnished by MART or its subsidiary shall be at the cost of such entity, substantially all of the pecuniary benefit derived from such activity shall inure to the benefit of the Partnership, and MART shall not make any distributions to its shareholders from any funds other than distributions that MART receives from the Partnership in respect of its Units.

                  12.1.10  Subject to the  provisions  of clauses (b), (c), (d),
(e) and (f) of Section 11.5 of the Partnership Agreement, MART, as the General Partner, will consent to a transfer (as defined in the Partnership Agreement) of Units among (i) the Contributors, (ii) persons who or which were, as of January 1, 1997, holders of direct or indirect interests in any Contributors that are entities, (iii) members of their families, and (iv) entities owned or controlled by any of the foregoing ("Permitted Transferees").

                  12.1.11 The Partnership will use its reasonable efforts to obtain the release of the $1 million letter of credit that the Representors have caused to be given in respect of Shawan Plaza, failing which the Partnership and MART


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will pay and indemnify and defend the Representors  from and against any and all liability or obligation in respect of such letter of credit.

             12.2 Covenants of the Contributors and the Contributed Entities. Each Contributor and each Contributed Entity hereby covenants as follows:

                  12.2.1 Within 30 days after the date hereof, the Agent shall cause each Contributed Entity, at its expense, to deliver to the Partnership audited financial statements and financial statement schedules for such Contributed Entity (other than Allview and Tripec) and for the Deeded Properties and Dorsey Hall (collectively, the "Financial Statements") in form acceptable to KPMG Peat Marwick, LLP, covering the periods required for reporting in a registration statement under the Securities Act of 1933 and in reports to by filed by MART under the Securities Exchange Act of 1934.

                  12.2.2 If this Agreement is terminated for any reasons, each Contributor and each Contributed Entity shall promptly return to MART or the Partnership, as the case may be, all materials furnished by MART or the Partnership, to such Party pursuant to this Agreement.

                  12.2.3 Each Contributor and each Contributed Entity shall keep all information learned by such party in connection with the Partnership or MART or any operation thereof confidential.

                  12.2.4 On or prior to the Closing Date, each Contributed Entity shall enter into an agreement with the Partnership with respect to the Properties for management and brokerage services (the "Management Contract") providing that the Partnership shall be paid with respect to each Property: management fees equal to 4% of gross rentals, customary brokerage commissions, and general, administrative and operating expenses.

             12.3 No Goodwill. The parties hereto acknowledge and agree that there is no value inherent in any goodwill of the Contributed Entities or associated with the Properties.

             12.4 No Claim Against Contributed Entity. Each Contributor hereby represents, warrants, covenants and agrees that, as of the Closing Date: he/she/it will have no claim of any kind or nature against any Contributed Entity or any Property; by reason of the execution of this Agreement, as of the Closing hereof hereby waives, releases and discharges any claim it has or may have; and he/she/it shall not make any claim or bring any


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action  against any  Contributed  Entity or Property for or in respect  thereof.
This representation, warranty, covenant and agreement shall survive the closing of the transactions contemplated hereby and shall continue in effect for so long as any statute of limitations may be applicable.

             12.5 DRO Election; Bottom Guaranty Election.

                  12.5.1 The Partnership hereby agrees to send to each Contributor (the "Annual Notice") who holds Initial Units the following information on an annual basis at least 30 days prior to the filing of the tax return of the Partnership:

                         (i) the amount of the debt secured by the Partnership's
properties and the amount of the Partnership's total recourse, non-recourse and partner non-recourse debt as of the end of the most recent fiscal year;

                         (ii) the amount of recourse,  nonrecourse,  and partner
non-recourse debt allocated to each such Contributor;

                         (iii)   the   adjusted   basis  of  the   Partnership's
properties as of the end of the most recent fiscal year; and

                         (iv)  the  projected  taxable  income  or  loss  of the
Partnership for such fiscal year.

                  12.5.2 Each Contributor who holds Initial Units, at its written election but with no obligation to do so, may affirmatively make on an annual basis (a) a DRO Election or (b) a Bottom Guaranty Election. Any such election shall be made by notice delivered to the Partnership no later than the 30th day after the Annual Notice was given.

                  12.5.3 A DRO Election shall state that if the Contributor has a deficit balance in its capital account following the liquidation of the Contributor's interest in the Partnership or the liquidation of the Partnership, as the case may be, such Contributor shall contribute to the capital of the Partnership, no later than the end of the fiscal year during which the Contributor's interest in the Partnership is liquidated or during which the Partnership is liquidated, as the case may be (or, if later, 90 days after the date on which the Contributor's interest in the Partnership is liquidated, as the case may be) (the "Liquidation Date") an amount of money equal to a designated portion of the deficit in the Contributor's capital account. The term "liquidation" shall have the meaning given to it in Treas. Regs. Section 1.704-1.

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C66242v.609 T
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                  12.5.4 A Bottom  Guaranty  Election  shall  state  that if the
Partnership shall be in default with respect to the mortgage loan securing any of the properties of the Partnership, then the Contributor agrees to contribute to the capital of the Partnership a designated portion of the principal balance of such mortgage loan (the "Contribution Limit"); however, such contribution shall only occur if the mortgage lender shall have exhausted all of its remedies against such property in order to collect the amount owing the mortgage lender, and such Contribution Limit shall be reduced on a dollar-for-dollar basis for every dollar received by the mortgage lender from exercising such remedies. Any such contribution shall be made by the Liquidation Date. For example, if the amount of the mortgage loan were $10,000,000 and the amount of the Contribution Limit were $1,000,000, the capital contribution would only be required if the Property were sold in foreclosure and the proceeds of sale were less than $1,000,000. In the event that more than one Partner submits a Bottom Guaranty Election with respect to the same debt, the Partnership shall notify each such Partner and allow such Partners to appropriately modify their respective Bottom Guaranty Elections.

             12.6 Until such time as the number of outstanding Initial Units issued to the Contributors hereunder is less than 300,000 Units, the Partnership will use its best efforts to maintain debt secured by properties of the Partnership in an amount which is not less than $50 million.

         13. DUE DILIGENCE PERIOD

             13.1 Due Diligence Period. The period from the date hereof until the Closing Date is referred to herein as the "Due Diligence Period".

             13.2 Access to Properties and Materials. During the Due Diligence Period, MART and the Partnership and their agents, engineers, surveyors, appraisers, auditors and other representatives shall have the right to enter upon the Properties to inspect, examine, survey, obtain engineering inspections and environmental studies, appraise, and otherwise do that which, in the opinion of the Partnership and MART, is necessary to determine the boundaries, acreage and condition of the Properties and to determine the suitability of the Properties for the uses intended by the Partnership (including, without limitation, inspect, review and copy any and all documents in the possession or control of Contributors, any Contributed Entity, or their respective agents, contractors or employees, and which pertain to the construction, ownership, use, occupancy or operation of the Properties or any part thereof). During the Due Diligence Period, the Contributed Entities, at their expense, shall make

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C66242v.609 T
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available  to MART  and the  Partnership  copies  or  originals  of all of their respective books, files and records relating in any way to the Properties, complete copies (or originals when requested) of all title information and title insurance policies, easements, leases, brokerage agreements, licenses, permits
surveys,   zoning  information,   environmental  reports,   structural  reports,
violation notices, contracts, tax bills and assessments, information regarding pending or threatened law suits, and all consents and other documents required to be obtained for the completion of the transactions contemplated hereunder.

             13.3 Cooperation of Management Company. The Contributors and the Contributed Entities shall use reasonable efforts to cause the Management Company to cooperate with MART and the Partnership so as to allow each party to perform its obligations under this Agreement.

             13.4 Adjustment Following Due Diligence. If MART determines that any Property is unsuitable for its purposes, or that one or more representations or warranties hereunder relating to any Property is incomplete or inaccurate in any material respect, MART shall have the option to: (a) proceed with the transactions contemplated hereby, or (b) declare this Agreement null and void in which case no party shall have any rights or obligations under this Agreement. MART shall, within 10 days after the expiration of the Due Diligence Period, give written notice to the Agent of its determination.

         14. DEFAULTS AND REMEDIES

             14.1 Indemnification by Contributors. Each Contributor, Allview and Tripec (each, for purposes of this paragraph, an "Indemnifying Party") agrees to indemnify, defend and hold harmless the Partnership, MART and their respective shareholders, directors, trustees, officers, agents, employees, successors and assigns (collectively, for purposes of this paragraph, the "Indemnified Parties") from and against any and all losses, damages, claims, liabilities, actions, suits, proceedings and costs and expenses of defense thereof, including attorneys' fees payable as incurred, arising out of or relating to any (i) misrepresentation or breach of warranty by such Indemnifying Party or nonfulfillment of any covenant or agreement to be performed or complied with by such Indemnifying Party under this Agreement; (ii) untrue or incomplete statement (or allegation by a third party of an untrue or incomplete statement) of a material fact contained in any information provided by such Indemnifying Party or based on any omission (or allegation by a third party of an untrue or incomplete statement) to state therein a material fact required to be stated therein or other information necessary to make the statements therein not

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misleading,  to the  extent  such  alleged  untrue or  incomplete  statement  or omission was made with the Contributor's knowledge that the statement was untrue or incomplete or omitted to state a material fact; (iii) any debts, liabilities or obligations (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) associated with or relating to any of the Contributed Entities or the Properties, or secured by any of the Contributed Entities or by any of the Properties, except those specified on Schedule XII hereto, including any obligations of the landlord under any of the Leases and Service Contracts, to the extent any such obligation was to be performed prior to the Closing Date, or was to be performed after the Closing Date as a result of a breach or default under any of the Leases or Service Contracts by the Contributed Entity prior to the Closing Date; (iv) any action taken, or any failure to act, by such Indemnifying Party in connection with this transaction constituting a breach of this Agreement or a breach of a duty owed to any person, including, without limitation, any action taken to redeem or otherwise liquidate the interest of certain holders in anticipation of the transactions contemplated herein, to the extent such action or failure to act results in a violation (or alleged violation) of applicable laws or of the fiduciary duties owed to such holders; and (v) regardless of whether it arises as a breach of any representation or warranty, any debts, liabilities or obligations of the Contributed Entities (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) of, associated with or relating to any asset or property other than the Properties, except those specified on Schedule XII hereto. This indemnity shall survive Closing.

             14.2 Remedies.

                  14.2.1 Subject to subsection 14.2.2 and 14.2.3 hereof, after the Closing hereunder the sole remedy of the Partnership in the event of a breach of any representation or warranty under Section 9 hereof shall be to proceed against Jack Pechter personally (the "Indemnitor").

                  14.2.2 Notwithstanding Section 14.2.1: (a) each Investor shall be fully responsible and liable for each representation and warranty made by him/her/it hereunder, and any and all losses, damages, claims, liabilities, actions, suits, proceedings and costs and expenses of defense thereof, including attorneys' fees payable as incurred, arising out of or relating thereto; and (b) each Representor shall be fully responsible and liable for any of the following and any and all losses, damages, claims, liabilities, actions, suits, proceedings and costs and expenses of defense thereof, including attorneys' fees payable as incurred, arising out of or relating to: (i) each representation

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and warranty made by him hereunder  relating to or associated  with title to his interest in any Contributed Entity, his ability to convey his interest as contemplated by this Agreement, and his representations under Section 9.4 hereof; (ii) regardless of whether it arises as a breach of any representation or warranty, any debts, liabilities or obligations (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) of, associated with or relating to any of the Contributed Entities or the Properties, or secured by any of the Contributed Entities or by any of the Properties, except those specified on Schedule XII hereto, and (iii) regardless of whether it arises as a breach of any representation or warranty, any debts, liabilities or obligations of the Contributed Entities (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) of, associated with or relating any other asset or property other than the Properties, except those specified on Schedule XII hereto.

                  14.2.3 Jack Pechter hereby represents, warrants, covenants and agrees that he presently has, and that he will maintain at all times that any representations and warranties under Section 9 hereof remain in effect (the "Warranty Period"), a personal individual tangible net worth (such term meaning net worth exclusive of the value (if any) of goodwill, going concern value and similar assets, but inclusive of the value of shares of stock, interests in partnerships and other business enterprises and similar assets) of not less than $10,000,000 (the "Minimum Net Worth"). In the event of the death or incompetency of Jack Pechter, or that Jack Pechter fails to maintain the minimum net worth as provided herein, then the provisions of Section 14.2.1 hereof shall be of no effect and each Representor shall be responsible and liable for all representations and warranties made under Section 9 hereof; provided, however, that in the event of the death or incompetency of Jack Pechter, if within 30 days thereafter a person or entity presents evidence reasonably satisfactory to the Partnership and MART that it has the Minimum Net Worth and undertakes in writing to (i) maintain the Minimum Net Worth for the Warranty Period and (ii) perform all obligations of Jack Pechter under this Agreement, then the provisions of Section 14.2.1 shall remain in effect except that such person or entity shall be substituted as the Indemnitor.

             14.3 Indemnification by MART and the Partnership. MART and the Partnership (each, for purposes of this paragraph, an "Indemnifying Party") agree to indemnify, defend and hold harmless each Contributor and their respective shareholders, directors, officers, partners, agents, employees, successors and assigns (collectively, for purposes of this paragraph, "Indemnified Parties") from and against any and all losses,

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damages, claims, liabilities, actions, suits, proceeds and costs and expenses of defense therefore, including attorneys' fees payable as incurred, arising out of or relating to any (i) misrepresentation or breach of warranty by such Indemnifying Party or nonfulfillment of any covenant or agreement to be performed or complied with by such Indemnifying Party under this Agreement; (ii) untrue or incomplete statement (or allegation by a third party of an untrue or incomplete statement) of a material fact contained in any information provided by such Indemnifying Party or based on any omission (or allegation by a third party of an untrue or incomplete statement) to state therein a material fact required to be stated therein or other information necessary to make the statements therein not misleading, to the extent such alleged untrue or incomplete statement or omission was made with MART's or the Partnership's knowledge that the statement was untrue or incomplete or omitted to state a material fact; or (iii) any debts, liabilities or obligations (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) specified on
Schedule XII hereto or arising and incurred after the Closing Date (other than as a result of a breach by any Contributor of any representation, warranty, covenant or agreement hereunder), including the obligations of the landlord under any of the Leases and Service Contracts, to the extent any such obligation is to be performed after the Closing Date, except to the extent any such obligation is to be performed after the Closing Date as a result of a breach or default under any of the Leases or Service Contracts by the Contributed Entity prior to the Closing Date. This indemnity shall survive Closing.

         15. MISCELLANEOUS

             15.1 Assignment. Neither this Agreement nor any interest hereunder may be assigned or transferred by any Contributor or the Partnership.

             15.2 Entire Agreement. Any prior agreement or understanding among the parties concerning the subject matter hereof is hereby superseded. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and shall not be modified or amended except in a written document signed by all of the parties hereto. Notwithstanding the foregoing, this Agreement may be amended with the written consent of MART, the Partnership and the Agent provided that, subject to Section 2.2 hereof, no such amendment shall materially adversely alter the rights and obligations of the Contributors hereunder without the prior written consent of such Contributors.

             15.3 Survival of Provisions. The representations and warranties contained in Section 9, 10 and 11 hereof shall

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C66242v.609 T
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survive the closing of the  transactions  contemplated by this Agreement for the
periods   specified  in  Section  9.34,  10.10  and  11.7,   respectively.   All
representations, warranties, covenants and agreements that are intended to be performed or complied with after the Closing Date shall survive the closing of the transactions contemplated by this Agreement and shall continue in full force and effect.

             15.4 Time of the Essence. Time is of the essence of this Agreement.

             15.5 Notices. All notices or other communications required or permitted under this Agreement shall be in writing and delivered personally or by certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier (such as Federal Express) with receipted delivery, or by facsimile transmission. Notices to the parties shall be addressed as follows:

         If to the Contributors or the Agent:

                  to the addresses contained in Schedule I; provided, that notice to the Contributors may be given to:

                  Jack H. Pechter
                  40 York Road
                  Towson, Maryland  21204

         with a copy to:

                  Holt, Ney, Zatcoff & Wasserman, LLP
                  100 Galleria Parkway, Suite 600
                  Atlanta, Georgia 30339
                  Attention: Michael Wasserman, Esq.

         If to the Partnership or to MART:

                  c/o Mid-Atlantic Realty Trust
                  1306 Concourse Drive, Suite 200,
                  Linthicum, Maryland 21090
                  Attention:  Paul F. Robinson
                  Vice President and General Counsel

         With a copy to:

                  Gordon, Feinblatt, Rothman,
                    Hoffberger & Hollander, LLC
                  The Garrett Building
                  233 E. Redwood Street
                  Baltimore, Maryland 21202

C66242v.609 T
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                  Attention: Abba David Poliakoff, Esq.

All notices given in accordance with the terms hereof shall be deemed given and received on the day such notice is sent in the manner described above. Any party hereto may change the address for receiving notices by notice sent in accordance with the terms of this Section.

             15.6 Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of Maryland without regard to its principals of conflicts of law, and any action brought under or arising out of this Agreement or the matters relating hereto shall be submitted to the jurisdiction of the courts of the State of Maryland.

             15.7 No Trial by Jury. Each party hereby irrevocably and expressly waives all right to a trial by jury in any action, suit, proceeding or counterclaim (whether based upon contract, tort, or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby.

             15.8 Litigation Costs. If there is any legal action or proceeding between the parties hereto arising from or based upon this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all litigation costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith, and if such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees shall be included in as part of such judgment.

             15.9 Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.

             15.10 Offer and Acceptance. This Agreement constitutes an offer by MART which must be accepted, by delivery to MART of a duly signed and completed signature page hereof, by (i) all of the Contributors and Contributed Entities except Allview, Timonium Shopping Center Limited Partnership and Perry Hall Square (the "Outside Partnerships") within 5 days after the date this Agreement is signed by MART, and (ii) all of the Contributors and Contributed Entities constituting the Outside Partnerships within 45 days after the date this Agreement is signed by MART.

                  15.10.1 If, within such time period, less than all of the persons owning any interest in a Contributed

C66242v.609 T
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Entity shall have signed this  Agreement,  then the  Contributed  Entity and the
Property owned by such Contributed Entity shall, at the sole option of MART, be excluded from the Contribution hereunder, this Agreement shall remain in full force and effect as to the other Contributed Entities and Properties, and an appropriate adjustment shall be made to the consideration pursuant to Section 2 hereof; if after the expiration of such time period all of the Contributors execute this Agreement, MART, at its sole option, may elect to re-include, or may continue to exclude, any such Contributed Entity and Property.

                  15.10.2 If any Contributor hereunder is not an "accredited investor" as defined in the Act, then MART, at its sole option, may exclude such Contributed Entity and any such Property from the Contribution hereunder, this Agreement shall remain in full force and effect as to the other Contributed Entities and Properties, and an appropriate adjustment shall be made to the consideration pursuant to Section 2 hereof; if thereafter all Contributors become accredited investors, then MART, at its sole option, may elect to re-include, or may continue to exclude, any such Contributed Entity and Property.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

C66242v.609 T
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         IN WITNESS  WHEREOF,  the parties  hereto have executed this  Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                       MID-ATLANTIC REALTY TRUST



                                       By:__________________________(SEAL)
                                          F. Patrick Hughes, President
                                          and Chief Executive Officer


                                       CONTRIBUTOR OR CONTRIBUTED ENTITY:




_________________________              By:__________________________(SEAL)
Social Security # or TIN

_________________________              Print Name:_______________________
         (Address)
_________________________              Telephone #:______________________

-------------------------

C66242v.609 T
2:3/31/97



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                       MID-ATLANTIC REALTY TRUST



                                       By:  /s/ F. Patrick Hughes   (SEAL)
                                          --------------------------
                                          F. Patrick Hughes, President
                                          and Chief Executive Officer


                                       CONTRIBUTOR OR CONTRIBUTED ENTITY:




_________________________              By:__________________________(SEAL)
Social Security # or TIN

_________________________              Print Name:_______________________
         (Address)
_________________________              Telephone #:______________________

-------------------------







                                    - 50-1 -

C66242v.609 T
2:3/31/97



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                              (SEAL)
                                       ------------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    TRIPEC ASSOCIATES LIMITED PARTNERSHIP


                                    By:
                                        General Partner
                                        ---------------


###-##-####                         /s/ Jack H. Pechter              (SEAL)
-------------------------           ---------------------------------
Social Security # or TIN            Jack H. Pechter

40 York Road                        Telephone #: 410-321-8777
-------------------------                        --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------
                                    Limited Partners
                                    ----------------

                                    The Pechter Family Limited Partnership


###-##-####                         By: /s/ Jack H. Pechter         (SEAL)
-------------------------               -----------------------------
Social Security # or TIN                Jack H. Pechter, General Partner

40 York Road                        Telephone #: 410-321-8777
-------------------------                        --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------



                                      50-2

                                    Tristar Management, Inc.


52 1544626                          By: /s/ Martin Pechter          (SEAL)
-------------------------               -----------------------------
Social Security # or TIN                Martin Pechter, President

40 York                             Telephone #: 410-321-8777
-------------------------                        --------------------
         (Address)
Towson, MD 21204
-------------------------

-------------------------



                                      50-3

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                            MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    CONTRIBUTOR OR CONTRIBUTED ENTITY:

                                    TRIPEC ASSOCIATES LIMITED PARTNERSHIP


                                    By: General Partner
                                        ---------------


###-##-####                             By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Jack H. Pechter, General Partner

40 York Road  Balto.                Telephone #: 410-321-8777
-------------------------                        --------------------
         (Address)
Towson, Md. 21204
-------------------------

                                    Limited Partners
                                    ----------------

                                    Pechter Family Limited Partnership


###-##-####                         By: /s/ Jack H. Pechter         (SEAL)
-------------------------               -----------------------------
Social Security # or TIN                Jack H. Pechter, General Partner

40 York Road                        Telephone #: 410-321-8777
-------------------------                        --------------------
         (Address)
Towson, Balto. Md.
-------------------------


                                    Tristar Management, Inc.


52-1544626                          By: /s/ Martin Pechter          (SEAL)
-------------------------               -----------------------------
Social Security # or TIN                Martin Pechter, President

40 York Road                        Telephone #: 410-321-8777
-------------------------                        --------------------
         (Address)
Towson, MD 21204
-------------------------


                                      50-3

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                            MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                         STONEHENGE LIMITED PARTNERSHIP

                                    By:

                                        General Partner
                                        ---------------


###-##-####                         By: /s/ Jack H. Pechter          (SEAL)
-------------------------               ------------------------------
Social Security # or TIN                Jack H. Pechter, General Partner

40 York Road  Balto.                Telephone #: 410-321-8777
-------------------------                        --------------------
         (Address)
Towson, Md. 21204
-------------------------



###-##-####                         By: /s/ Martin H. Pechter       (SEAL)
-------------------------               -----------------------------
Social Security # or TIN                Martin H. Pechter

11 Merry Hill Court                 Telephone #: 410-653-8828
-------------------------                        --------------------
         (Address)
Balto., MD  21208
-------------------------



                                    By: /s/ Jeffrey S. Pechter      (SEAL)
-------------------------               -----------------------------
Social Security # or TIN                Jeffrey S. Pechter

                                    Telephone #:
-------------------------                       --------------------
         (Address)

-------------------------


                                      50-4

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                            MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                         STONEHENGE LIMITED PARTNERSHIP

                                    By:

                                        General Partner
                                        ---------------


###-##-####                             By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Jack H. Pechter, General Partner

40 York Road  Balto.                    Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Md. 21204
-------------------------



52-1544626                               By: /s/ Martin H. Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Martin H. Pechter

40 York Road                             Telephone #: 410-321-8777
-------------------------                             --------------------
         (Address)

-------------------------



                                         By: /s/ Jeffrey S. Pechter      (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jeffrey S. Pechter

                                         Telephone #: 410-486-7215
-------------------------                            --------------------
         (Address)

-------------------------


                                      50-4A

                                         Limited Partners
                                         ----------------

                                         The Pechter Family Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                             --------------------
         (Address)
Towson, Balto. Md. 21204
-------------------------




###-##-####                              By: /s/ Martin H. Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Martin H. Pechter

11 Merry Hill Court                      Telephone #: 410-653-8828
-------------------------                             --------------------
         (Address)
Balto., MD  21208
-------------------------



                                         By: /s/ Jeffrey S. Pechter      (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jeffrey S. Pechter

                                         Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


###-##-####                              By: /s/ Shelly Pechter Himmelrich(SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Shelly Pechter Himmelrich

8408 Park Heights Avenue                 Telephone #: 410-602-1835
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------






                                      50-5

                                         Limited Partners
                                         ----------------

                                         The Pechter Family Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                             --------------------
         (Address)
Towson, Balto. Md.
-------------------------



###-##-####                              By: /s/ Martin H. Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Martin H. Pechter

11 Merry Hill Court                      Telephone #: 410-653-8828
-------------------------                             --------------------
         (Address)
Balto., MD  21208
-------------------------



###-##-####                              By: /s/ Jeffrey S. Pechter      (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jeffrey S. Pechter

8612 Keller Avenue                       Telephone #: 410-486-7217
-------------------------                             --------------------
         (Address)
Stevenson, MD  21153
-------------------------



###-##-####                              By: /s/ Shelly Pechter Himmelrich(SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Shelly Pechter Himmelrich

8408 Park Heights Avenue                 Telephone #: 410-602-1835
-------------------------                             --------------------
         (Address)
Baltimore, MD  21208
-------------------------






                                      50-5A

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                          RADCLIFFE LIMITED PARTNERSHIP


                                    By:
                                        General Partner
                                        ---------------

                                        Radcliffe Properties Inc.


###-##-####                             /s/ Jack H. Pechter              (SEAL)
-------------------------               ---------------------------------
Social Security # or TIN                Jack H. Pechter

40 York Road                            Telephone #: 410-321-8777
-------------------------                           --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------

                                         Limited Partners
                                         ----------------

                                         The Pechter Family Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                             --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------


                                      50-6

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    ROUNDHOLLOW LIMITED PARTNERSHIP


                                    By:
                                        General Partner
                                        ---------------

                                        Radcliffe Properties Inc.


###-##-####                             /s/ Jack H. Pechter              (SEAL)
-------------------------               ---------------------------------
Social Security # or TIN                Jack H. Pechter

40 York Road                            Telephone #: 410-321-8777
-------------------------                           --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------

                                         Limited Partners
                                         ----------------

                                         The Pechter Family Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                             --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------


                                      50-7

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    YORKWAY LIMITED PARTNERSHIP


                                    By:
                                        General Partner
                                        ---------------

                                        Radcliffe Properties Inc.


###-##-####                             /s/ Jack H. Pechter              (SEAL)
-------------------------               ---------------------------------
Social Security # or TIN                Jack H. Pechter

40 York Road                            Telephone #: 410-321-8777
-------------------------                           --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------

                                         Limited Partners
                                         ----------------

                                         The Pechter Family Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------




                                      50-8

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    TALTON LIMITED PARTNERSHIP


                                    By:
                                        General Partner
                                        ---------------

                                        Radcliffe Properties Inc.


###-##-####                             /s/ Jack H. Pechter              (SEAL)
-------------------------               ---------------------------------
Social Security # or TIN                Jack H. Pechter

40 York Road                            Telephone #: 410-321-8777
-------------------------                           --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------

                                         Limited Partners
                                         ----------------

                                         The Pechter Family Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------




                                      50-9

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    THE PECHTER FAMILY LIMITED PARTNERSHIP


                                    By:
                                        General Partner
                                        ---------------

                                        Radcliffe Properties Inc.


###-##-####                             /s/ Jack H. Pechter              (SEAL)
-------------------------               ---------------------------------
Social Security # or TIN                Jack H. Pechter

40 York Road                            Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------

                                         Limited Partners
                                         ----------------

                                         The Pechter Family Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Baltimore
-------------------------
21204 Md.
-------------------------



###-##-####                              By: /s/ Martin H. Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Martin H. Pechter

11 Merry Hill Court                      Telephone #: 410-653-8828
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------


                                      50-10

###-##-####                              By: /s/ Marilyn Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Marilyn Pechter

6 Talton Court                           Telephone #: 410-484-1590
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------


###-##-####                              By: /s/ Shelly Pechter Himmelrich(SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Shelly Pechter Himmelrich

8408 Park Heights Avenue                 Telephone #: 410-602-1835
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------


###-##-####                              By: /s/ Zachary Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Zachary Pechter

11 Merry Hill Court                      Telephone #: 410-653-8828
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------



###-##-####                              By: /s/ Danielle Pechter        (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Danielle Pechter

11 Merry Hill Court                      Telephone #: 410-653-8828
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------



###-##-####                              By: /s/ Nicole Pechter          (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Nicole Pechter

11 Merry Hill Court                      Telephone #: 410-653-8828
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------





                                     50-11

###-##-####                              By: /s/ Max Himmelrich          (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Max Himmelrich

8408 Park Heights Avenue                 Telephone #: 410-602-1835
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------





                                     50-12

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    TIMONIUM SHOPPING CENTER LIMITED PARTNERSHIP

                                    By:

                                        General Partner
                                        ---------------


###-##-####                             By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Jack H. Pechter, General Partner

40 York Road  Balto.                    Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Md. 21204
-------------------------



###-##-####                              By: /s/ Martin H. Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Martin H. Pechter

11 Merry Hill Court                      Telephone #: 410-653-8828
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------



                                         By: /s/ Jeffrey S. Pechter      (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jeffrey S. Pechter

                                         Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


                                      50-13

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    TIMONIUM SHOPPING CENTER LIMITED PARTNERSHIP

                                    By:

                                        General Partner
                                        ---------------


###-##-####                             By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Jack H. Pechter, General Partner

40 York Road  Balto.                    Telephone #: 410-321-8777
-------------------------                           --------------------
         (Address)
Towson, Md. 21204
-------------------------



###-##-####                              By: /s/ Martin H. Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Martin H. Pechter

11 Merry Hill Court                      Telephone #: 410-653-8828
-------------------------                             --------------------
         (Address)
Balto., MD  21208
-------------------------



                                         By: /s/ Jeffrey S. Pechter      (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jeffrey S. Pechter

                                         Telephone #: 410-486-7215
-------------------------                            --------------------
         (Address)

-------------------------


                                      50-13A

                                         Limited Partners
                                         ----------------

                                         Tripec Associates Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Balto. Md. 21204
-------------------------


                                         TSC Associates

                                         By: /s/                         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN

                                         Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


###-##-####                                   /s/ Albert Perlow
###-##-####                              By: /s/  Sonia Perlow           (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Albert & Sonia Perlow

7930 Winterset Avenue                    Telephone #: 410-484-0960
-------------------------                            --------------------
         (Address)

-------------------------



                                         By: /s/ Morton Greenberg        (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Morton Greenberg

                                         Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


                                     50-14

                                         Limited Partners
                                         ----------------

                                         Tripec Associates Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Balto. Md. 21204
-------------------------


                                         TSC Associates

                                         By: /s/                         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN

                                         Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


###-##-####                                   /s/ Albert Perlow
###-##-####                              By: /s/  Sonia Perlow           (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Albert & Sonia Perlow

7930 Winterset Avenue                    Telephone #: 410-484-0960
-------------------------                            --------------------
         (Address)

-------------------------



###-##-####                              By: /s/ Morton Greenberg        (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Morton Greenberg

19572 Plantans Point Dr.                 Telephone #: 561-487-7341
-------------------------                            --------------------
         (Address)
Boca Raton, FL  33434
-------------------------


                                     50-14A

                                         Limited Partners
                                         ----------------

                                         Tripec Associates Limited Partnership


###-##-####                              By: /s/ Jack H. Pechter         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner

40 York Road                             Telephone #: 410-321-8777
-------------------------                            --------------------
         (Address)
Towson, Balto. Md. 21204
-------------------------


                                         TSC Associates

###-##-####                              By: /s/ Jean Schreirman         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jean Schreirman

1 Gristmill Court #50                    Telephone #: 410-486-3328
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------


###-##-####                                   /s/ Albert Perlow
###-##-####                              By: /s/  Sonia Perlow           (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Albert & Sonia Perlow

7930 Winterset Avenue                    Telephone #: 410-484-0960
-------------------------                            --------------------
         (Address)

-------------------------



###-##-####                              By: /s/ Morton Greenberg        (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Morton Greenberg

19572 Plantans Point Dr.                 Telephone #: 561-487-7341
-------------------------                            --------------------
         (Address)
Boca Raton, FL  33434
-------------------------


                                     50-14B

###-##-####                              By: /s/ Stuart Weitzman         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Stuart Weitzman

11906 Ridge Valley Dr.                   Telephone #: 410-252-0770
-------------------------                            --------------------
         (Address)
Owings Mills, MD  21117
-------------------------


###-##-####                              By: /s/ Robert Meyers           (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Robert Meyers

12759 Folly Quarter Rd.                  Telephone #: 410-531-3805
-------------------------                            --------------------
         (Address)
Ellicott City, MD  21042
-------------------------


###-##-####                              By: /s/ Marilyn Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Marilyn Pechter

6 Talton Court                           Telephone #: 410-484-1590
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------


###-##-####                              By: /s/ Darrell Friedman        (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Darrell Friedman

3508 Bon Field Road                      Telephone #: 410-358-5128
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------


                                     50-15

###-##-####                              By: /s/ Ronald Weitzman         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Ronald Weitzman

3309 Terrapin                            Telephone #: 410-484-4775
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------


###-##-####                              By: /s/ I. Gerald Sidle        (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    I. Gerald Sidle

1 Roland Brook Court                     Telephone #:
-------------------------                            --------------------
         (Address)
Lutherville, MD  21093
-------------------------


###-##-####                              By: /s/ Dora Schwartz           (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Dora Schwartz

14 Tavo Lane                             Telephone #:
-------------------------                            --------------------
         (Address)
New City, NY  10917
-------------------------


52-6739222                               By: /s/ Ronald Weitzman         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Ronald Weitzman (Trustee)

                                         Telephone #: 410-484-4775
-------------------------                            --------------------
         (Address)

-------------------------



                                     50-16

###-##-####                              By: /s/ Ronald Weitzman         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Ronald Weitzman

3309 Terrapin                            Telephone #: 410-484-4775
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------


                                         TSFP Associates


###-##-####                              By: /s/ I. Gerald Sidle        (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    I. Gerald Sidle

1 Roland Brook Court                     Telephone #:
-------------------------                            --------------------
         (Address)
Lutherville, MD  21093
-------------------------


###-##-####                              By: /s/ Dora Schwartz           (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Dora Schwartz

14 Tavo Lane                             Telephone #: 914-634-6428
-------------------------                            --------------------
         (Address)
New City, NY  10917
-------------------------


52-6739222                               By: /s/ Ronald Weitzman         (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Ronald Weitzman (Trustee)

                                         Telephone #: 410-484-4775
-------------------------                            --------------------
         (Address)

-------------------------



                                     50-16A

                                         By: /s/ Ben Schreibman          (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Ben Schreibman

                                         Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


###-##-####                              By: /s/ Saul Offitt            (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Saul Offitt

12 Talton Court                          Telephone #: 410-486-5882
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------


###-##-####                              By: /s/ Shelly Pechter Himmelrich(SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Shelly Pechter Himmelrich

8408 Park Heights Avenue                 Telephone #: 410-602-1835
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------



                                     50-17

###-##-####                              By: /s/ Ben Schreibman          (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Ben Schreibman

#1 Gristmill Court, Apt. 501             Telephone #: 410-486-3328
-------------------------                            --------------------
         (Address)
Baltimore, MD 21208
-------------------------


###-##-####                              By: /s/ Saul Offitt            (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Saul Offitt

12 Talton Court                          Telephone #: 410-486-5882
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------


###-##-####                              By: /s/ Shelly Pechter Himmelrich(SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Shelly Pechter Himmelrich

8408 Park Heights Avenue                 Telephone #: 410-602-1835
-------------------------                            --------------------
         (Address)
Baltimore, MD  21208
-------------------------


                                     50-17A

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    PERRY HALL SQUARE

                                    By:

                                        General Partner
                                        ---------------


###-##-####                             By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Jack H. Pechter, General Partner

40 York Road  Balto.                    Telephone #: 410-321-8777
-------------------------                           --------------------
         (Address)
Towson, Md. 21204
-------------------------



###-##-####                             By: /s/ Martin H. Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Martin H. Pechter

11 Merry Hill Court                     Telephone #: 410-653-8828
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------



                                        By: /s/ Jeffrey S. Pechter      (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jeffrey S. Pechter

                                        Telephone #: 410-486-7215
-------------------------                            --------------------
         (Address)

-------------------------


                                     50-18

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    PERRY HALL SQUARE

                                    By:

                                        General Partner
                                        ---------------


###-##-####                             By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Jack H. Pechter, General Partner

40 York Road  Balto.                    Telephone #: 410-321-8777
-------------------------                           --------------------
         (Address)
Towson, Md. 21204
-------------------------



###-##-####                             By: /s/ Martin H. Pechter       (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Martin H. Pechter

11 Merry Hill Court                     Telephone #: 410-653-8828
-------------------------                            --------------------
         (Address)
Balto., MD  21208
-------------------------



###-##-####                             By: /s/ Jeffrey S. Pechter      (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Jeffrey S. Pechter

8612 Keller Avenue                      Telephone #: 410-486-7215
-------------------------                            --------------------
         (Address)
Stevenson, MD  21153
-------------------------


                                     50-18A

###-##-####                             By: /s/ Shelly Pechter Himmelrich (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Shelly Pechter Himmelrich

8408 Park Heights Avenue                Telephone #: 410-602-1835
-------------------------                           --------------------
         (Address)
Baltimore, MD 21208
-------------------------


                                        Trust F/B/O Pechter Children

###-##-####                             By: /s/ Marilyn Pechter        (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                Print Name: Marilyn Pechter
                                                    --------------------

6 Talton Court                          Telephone #: 410-484-1590
-------------------------                            --------------------
         (Address)
Baltimore, MD 21117
-------------------------



###-##-####                             By: /s/ Emmanuel S. Glasser     (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                    Emmanuel S. Glasser

2402 Vewet Valley Way                   Telephone #: 410-363-6360
-------------------------                            --------------------
         (Address)
Owings Mills, MD 21117
-------------------------


                                        Victor Cohen Irrevocable Trust

                                        By:                             (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                Print Name:
                                                    --------------------

                                        Telephone #:
-------------------------                           --------------------
        (Address)

-------------------------


-------------------------

                                     50-19

                                                                          (SEAL)
-------------------------               --------------------------------
Social Security # or TIN                Nancy Cohen

                                        Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


-------------------------




                                     50-20

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sealed instrument, as of the date set forth above.

                                    MID-ATLANTIC REALTY TRUST



                                    By:                          (SEAL)
                                       --------------------------
                                       F. Patrick Hughes, President
                                       and Chief Executive Officer


                                    ALLVIEW CENTER LIMITED PARTNERSHIP

                                    By:

                                        General Partners
                                        ----------------


###-##-####                             By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Jack H. Pechter

40 York Road                            Telephone #: 410-321-8777
-------------------------                           --------------------
         (Address)
Towson, Baltimore
-------------------------

21204 Md.
-------------------------

                                        Limited Partners
                                        ----------------


###-##-####                             By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                   Pechter Family Limited Partnership

40 York Road                            Telephone #
-------------------------                           --------------------
         (Address)
Towson, Baltimore
-------------------------

21204 Md.
-------------------------

                                     50-21

                                        Tripec Associates Limited Partnership


                                        By: /s/ Jack H. Pechter          (SEAL)
-------------------------                  ------------------------------
Social Security # or TIN                    Jack H. Pechter, General Partner


-------------------------               Print Name:
         (Address)                                  ---------------------
                                        Telephone #: 321-8777
-------------------------                           --------------------


-------------------------



                                                                        (SEAL)
-------------------------               --------------------------------
Social Security # or TIN                David A. Carney Jr.

                                        Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


-------------------------



                                        Primary Care Ltd. Partnership

                                        By:                             (SEAL)
-------------------------                   -----------------------------
Social Security # or TIN                               , General Partner

-------------------------               Print Name:
          (Address)                                 --------------------
                                        Telephone #:
-------------------------                            --------------------


-------------------------



                                                                        (SEAL)
-------------------------               --------------------------------
Social Security # or TIN                Carole A. Parnes. M.D.

                                        Telephone #:
-------------------------                            --------------------
         (Address)

-------------------------


-------------------------


                                     50-22

                       ASSIGNMENT OF PARTNERSHIP INTEREST
                       ----------------------------------


     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the ESTATE OF ALBERT WEITZMAN (the "Assignor"), hereby assigns, sets over, and transfers to the NON-EXEMPT MARITAL TRUST U/W ALBERT WEITZMAN (the "Assignee"), effective as of July 1, 1996, all of its right, title and interest to a 3.234% Limited Partnership Interest in Timonium Shopping Center Associates Limited Partnership (the "Partnership").

     The Assignee accepts the foregoing assignment of a 3.234% Limited Partnership Interest in the Partnership and agrees to be bound by the terms and conditions of the Agreement of Limited Partnership among the partners of the Partnership as in effect on the effective date of this Assignment.

     Dated as of this 1st day of July, 1996.

WITNESS:                                 ESTATE OF ALBERT WEITZMAN


/s/ Diane C. Frommeyer                   By: /s/ Evelyn L. Weitzman
-------------------------                   -----------------------------
                                            Evelyn L. Weitzman,
                                            Personal Representative


/s/ Diane C. Frommeyer                   By: /s/ Ronald Weitzman
-------------------------                   -----------------------------
                                            Ronald Weitzman,
                                            Personal Representative

                                                  - ASSIGNOR -


                                         NON-EXEMPT MARITAL TRUST U/W
                                         ALBERT WEITZMAN


/s/ Diane C. Frommeyer                   By: /s/ Evelyn L. Weitzman
-------------------------                   -----------------------------
                                            Evelyn L. Weitzman, Trustee


/s/ Diane C. Frommeyer                   By: /s/ Ronald Weitzman
-------------------------                   -----------------------------
                                            Ronald Weitzman, Trustee


/s/ Diane C. Frommeyer                   By: /s/ Sidney Weiman
-------------------------                   -----------------------------
                                            Sidney Weiman, Trustee

                                                  - ASSIGNEE -

The undersigned, on behalf of the General Partners of the Partnership, does hereby consent to the above Assignment pursuant to the Agreement and consents to the admission of the Assignee as a Limited Partner in the Partnership. The undersigned also agrees that the Agreement shall be amended as necessary to reflect the above Assignment.

WITNESS:


/s/ Pat A. Rubin                         /s/ Jack H. Pechter
-------------------------                --------------------------------
                                         Jack H. Pechter

                        Agreement of Limited Partnership
                          of MART Limited Partnership
                               (see Exhibit (c)2)

C67812d.108 R
2:03/31/97


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made as of ______________, 1997 among MID-ATLANTIC REALTY TRUST, a Maryland real estate investment trust ("MART"), and the persons and entities named on Schedule 1 hereto (individually, a "Contributor" and collectively the "Contributors").

                                    RECITALS

     a. Pursuant to an Agreement for Contribution of Interests dated as of __________________, 1997 ("Contribution Agreement"), among the Contributors, MART and MART Limited Partnership, a Maryland limited partnership (the "Partnership"), the Contributors have received units of limited partnership interest in the Partnership (the "Initial Units").

     b. Pursuant to the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement") and the Contribution Agreement, by reason of certain Puts (as defined and described in the Partnership Agreement and Contribution Agreement), the Partnership may in the future have the obligation to repurchase Initial Units. In such event, MART will have the option to assume all or any part of the obligation of the Partnership to pay all or any part of the repurchase price and, in such event, may do so with its Common Shares of Beneficial Interest, par value $.01 per share (the "Common Shares").

     c. MART has agreed to provide to the Contributors and the Permitted Transferees (as defined in the Contribution Agreement) the registration rights herein set forth with respect to any Common Shares issued by MART to the Contributors upon a Put of their Initial Units.

     NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

     SECTION 1. DEFINITIONS. As used in this Agreement, the following shall have the following meanings:

          "Closing" shall have the meaning set forth in the Contribution Agreement.

          "Commission" shall mean the United States Securities and Exchange Commission.

          "Demand Period" shall mean the period of time beginning with the end of the Shelf Period and ending on the earliest of (i) the completion of demand registrations for registration of the number of Registrable Securities held by Qualified Holders at the end of the Shelf Period, (ii) at such time as the number of outstanding Registrable Securities is less than 300,000, or (iii) the 20th anniversary of the Closing.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

C67812d.108 R
2:03/31/97



          "Form S-3" shall mean such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by a reporting entity with the Commission.

          "Outstanding   Registrable   Securities"  shall  mean  the  number  of
Registrable Securities held by a Qualified Holder that are then issued and outstanding as the result of a Put of Initial Units and issued as a dividend thereon or other distribution with respect thereto.

          "Participating Holder" shall mean any Qualified Holder that elects to include his/her/its Registrable Securities in a registration pursuant to the terms of this Agreement.

          "Permitted Transferee" shall have the meaning set forth in the Contribution Agreement.

          "Person" shall mean and include an individual, an entity, or an unincorporated organization.

          "Qualified Holder" shall mean a Contributor or Permitted Transferee that holds Initial Units or Outstanding Registrable Securities.

          "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

          "Registrable Securities" shall mean all the Common Shares held by a Qualified Holder that are: (i) issued to him/her/it upon a Put of Initial Units by a Qualified Holder, or issuable to him/her/it upon the exercise by MART of its election to pay the Redemption Price (as defined in the Partnership Agreement) in Shares, and (ii) issued as a stock split, stock dividend or other distribution or in connection with any recapitalization or reclassification with respect to any Common Shares referred to in clause (i); excluding in all cases, however, (x) any Registrable Securities sold pursuant to registration under the Securities Act, and (y) any Registrable Securities sold or eligible for sale without registration pursuant to Rule 144 (or similar or successor rule) promulgated under the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

     SECTION 2. SHELF REGISTRATION. The Company shall prepare and file with the Commission a shelf registration statement under Rule 415 of the Securities Act to register the Registrable Securities. The Company shall use its best efforts to cause such registration statement to be declared effective as soon as possible after the first anniversary of the Closing, and to keep such registration statement continuously effective for a period of four years plus any

C67812d.108 R
2:03/31/97


 additional extension periods pursuant to the next sentence. The Shelf Period shall be extended for an additional number of days equal to the number of business days during the pendency of all Suspension Periods and Blackout Periods under Section 5 hereof.

     SECTION 3. DEMAND REGISTRATION.

          (a) Request for Registration. At any time during the Demand Period, any Qualified Holder holding at least 300,000 Registrable Securities or such Qualified Holder holding the largest number of Registrable Securities may request in writing (a "Registration Request") that MART file a registration statement , for his/her/its benefit and/or for the benefit of any other
Qualified Holders, with the Commission under the Securities Act on Form S-3 (each, a "Demand Registration") covering the registration of at least 100,000 Registrable Securities. Within 10 days after the receipt of a Registration Request, MART shall give written notice to all other Qualified Holders (the "Registration Notice") of such request and permit such other Qualified Holders to participate in such registration by written notice (the "Holder Notice") received by MART within 10 days after the date the Registration Notice was given.

          Nothing in this Agreement is intended to confer upon any person the right to demand Shares upon the Put of his/her/its Initial Units, or to require MART to exercise its right to issue Shares in payment of the Redemption Price.

          (b) Obligations of MART. Upon a Registration Request for a Demand Registration pursuant to Subsection (a) above, MART shall use its best efforts
(subject  to  Section  5  hereof)  to cause the  Demand  Registration  to become effective within 45 days after the date the Registration Request was made ("Outside Effective Date") and to remain in effect for at least 90 days after such Demand Registration is declared effective (excluding business days during the pendency of any Suspension Period or Blackout Period pursuant to Section 5 of this Agreement). Except as provided in Subsection (c) below, MART shall be obligated to effect, or to take action to effect, only two Demand Registrations in any 12 month period pursuant to this Section 3 ("Permitted Demand Registrations").

          (c) Third Request for Demand Registration. If Participating Holders have made two consecutive requests for a Demand Registration and no registration statement shall have been declared effective as a result of two or more Suspension Periods or Blackout Periods, then the Participating Holders in such registrations shall have the right to make a special request for a Demand Registration (the "Third Demand Registration") without regard to the number of prior Permitted Demand Registrations during such 12 month period.

          (d) Demand In Connection with a Put. If a Participating Holder exercises his or her demand rights in connection with a Put of Initial Units, then the Put will not be settled for Shares prior to the effective date of the registration statement. If the registration statement is not declared effective by the Outside Effective Date, then any Participating Holder may withdraw his or her Registrable Securities from such registration and such registration will not count toward the number of Permitted Demand Registrations in such 12 month period. If a

C67812d.108 R
2:03/31/97



 Third Demand Registration request is made immediately following two consecutive Registration Requests that have not been declared effective or have not permitted sales due to consecutive Suspension Periods and/or Blackout Periods, and the Third Demand Registration is not declared effective by the 180th day after the first Registration Request was made, even if such delay is due to a Market Stand-Off Period, then MART shall be required to honor the Put by payment of cash to the Participating Holders promptly following such 180th day.

          (e) Puts by Small Holders. If a Contributor or Permitted Transferee Puts less than 100,000 Initial Units and there is not then pending, requested or proposed any registration of Registrable Securities for any Qualified Holder, and if MART elects to assume the obligation of the Partnership to pay the Redemption Price, then, notwithstanding Section 3(a) hereof, MART shall either
(i) pay the Redemption Price in cash or (ii) register the Shares that may be issued to such holder in accordance with all other terms of this Agreement and this Section 3. In such event, the registration of such Shares shall not be deemed as a Demand Registration for purposes of calculating the Permitted Demand Registrations under Section 3(b) hereof.

          (f) Underwritten Demand Registration. If the Participating Holders initiating the Demand Registration request ("Initiating Holders") intend to distribute their Registrable Securities covered by their request by means of an underwritten offering, they shall so advise MART as a part of their request for registration pursuant to this Section 3, and MART shall include such information in the Registration Notice. In such event, the right of any Participating Holder to include his or her Registrable Securities in such Demand Registration shall be conditioned upon such Participating Holder's entering into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by MART, provided that the charges payable by the Participating Holders to such underwriter shall be commercially reasonable. Notwithstanding any other provision of this Section 3, if the underwriter(s) advise(s) MART in writing that successful marketing of the securities to be distributed in such offering requires a limitation of the number of securities to be underwritten, then MART shall so advise all Participating Holders, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s), and the number of Registrable Securities to be included in such registration shall be allocated among the Participating Holders on a pro rata basis according to the number of Registrable Securities held by each Participating Holder requesting Demand Registration (including the Initiating Holders).

    SECTION 4. PIGGYBACK REGISTRATION.

          (a) Right to Piggyback Registration. If, at any time that at least 10% of the Registrable Securities are held by Qualified Holders, MART proposes to file a registration statement under the Securities Act with respect to an offering (a "Primary Offering") of Common Shares for its own account (other than a registration statement (i) on Form S-8 or any successor form or in connection with any employee or director benefit or compensation plan, (ii) on Form S-4 or any successor form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Shares of other

C67812d.108 R
2:03/31/97



 securities of MART, (iv) in connection with an offering solely to employees of MART or its affiliates, (v) relating to a transaction described in Rule 145 of the Securities Act, or (vi) a shelf registration described in Rule 415 of the Securities Act, then MART will:

               (i) give written notice of such proposed Primary Offering to all Qualified Holders as soon as practicable but in no event less than 20 days before the anticipated filing date of the registration statement (the "Piggyback Notice"). The Piggyback Notice shall offer such Qualified Holders the opportunity to request that MART register such amount of their Registrable Securities as each such Qualified Holder may request, and shall state the date that the offering is anticipated to become effective (the "Anticipated Offering Date"); and

               (ii) include in such proposed Primary Offering all Registrable Securities specified in written requests by the Qualified Holders that are received by MART within 10 days after the date the Piggyback Notice was given.

               If it is expected that the Anticipated Offering Date will be delayed by more than 30 days, then MART shall use its best efforts to again give notice to the Qualified Holders of the new Anticipated Offering Date and permit them the opportunity to include their Registrable Securities in, or remove their Registrable Securities from, the registration statement.

          (b) Excluded from Piggyback Registration Rights. Notwithstanding the piggyback registration rights of Qualified Holders described in this Section 4, such rights do not apply in the event that:

               (i) it is reasonably anticipated at the time MART reaches agreement with the managing underwriter that the Primary Offering will commence within 20 days from and after such date;

               (ii) the underwriters, acting reasonably, determine that the Primary Offering would be unreasonably delayed by the allowance of piggyback registration rights hereunder; and

               (iii) the Primary Offering, in fact, does not include any Shares held by any person other than MART.

          (c) Underwritten Public Offering. If the Primary Offering is an underwritten public offering on behalf of MART, MART's obligation to include in such registration the Registrable Securities of any Participating Holder shall be conditioned upon the Participating Holder entering into an underwriting agreement with the underwriters, agreeing to be bound by all terms and conditions of the offering, and providing such complete and accurate information as the underwriter may request, including information for inclusion in the registration statement. If the managing underwriter advises MART in writing that the total number of Common Shares requested to be included in such offering by the Participating Holders and by MART exceeds the number of Common Shares which, in the opinion and at the reasonable discretion of such

C67812d.108 R
2:03/31/97



 managing underwriter, can be included in the offering without adversely affecting the offering, the price range of the Common Shares offered or the probability of success of such offering, MART will include in such offering (i) first, all Common Shares that MART proposes to offer, and (ii) second, up to the full number of Registrable Securities requested by Participating Holders to be included in such registration that the managing underwriter reasonably believes will not so affect the offering. In such event, the number of Common Shares to be included in such offering by all holders, including the Participating Holders, shall be allocated pro rata among all such holders on the basis of the total number of Common Shares (including Registrable Securities) subject to registration rights that are held by each such holder (regardless of the number of Common Shares requested to be included in such registration). In the case of a request for registration pursuant to this Section 4 in connection with a Put, the Put will not be settled for Shares before the effective date of the registration statement which includes such Registrable Securities and shall be considered as never having been exercised to the extent that the Registrable Securities are not so included.

     SECTION 5. SUSPENSION PERIOD; BLACKOUT PERIOD.

          (a) Commission Stop Order. MART shall promptly give notice to all Participating Holders of the issuance by the Commission of any stop order suspending the effectiveness of any registration statement filed pursuant to this Agreement or the initiation of any proceedings for that purpose. MART shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement at the earliest possible time.

          (b) Suspension Events. Notwithstanding anything to the contrary set forth in this Agreement, MART's obligation under this Agreement to register any Registrable Securities shall be suspended upon notice by MART to all Participating Holders of the occurrence of any one or more of the following events ("Suspension Events"):

          (i) a determination by MART, evidenced by a certificate signed by the President or Chief Executive Officer of MART, stating that in the good faith judgment of the Board of Trustees of MART it would be seriously detrimental to MART and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement;

          (ii) a determination by MART to effect an underwritten Primary Offering, if MART is advised by the managing underwriter that the offer or sale of Registrable Securities hereunder would have a material adverse effect on the proposed offering;

          (iii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by MART in the registration statement or which renders MART

C67812d.108 R
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          unable to comply with applicable disclosure requirements in connection with the registration or sale of the Registrable Securities; or

          (iv) the issuance of a stop order.

          (c) Duration of Suspension Period. Any suspension pursuant to Subsection (b) shall commence on the date notice ("Suspension Notice") is given by MART to all Participating Holders of such Suspension Event, and shall continue in effect until such time that (i) notice is given by MART that such Suspension Event or its effect no longer exists, or (ii) the passage of 120 days after the Suspension Notice was given (the "Suspension Period"), whichever is earlier.

          (d) Blackout Period. Following the effectiveness of any registration statement hereunder, each Participating Holder agrees that no offers or sales of any Registrable Securities owned or held by such Person will be effected after MART shall have given notice ("Blackout Notice") of any Suspension Event which states that no offers or sales shall be made, until such time that (i) notice is given by MART that offers and sales may recommence, or (ii) the passage of 120 days after the Blackout Notice has been given (the "Blackout Period"), whichever is earlier.

          (e) Limit on No Sale Period. In no event will the combined duration of all Suspension Periods and Blackout Periods during any calendar year exceed 150 days, and the combined duration of all Suspension Periods, Blackout Periods and Market Stand-Off Periods during any calendar year exceed 180 days. If in connection with any Put the combined duration of all Suspension Periods, Blackout Periods and Market Stand-Off Periods during any calendar year exceeds 180 days, then MART shall be required to honor the Put by payment of cash to the Putting Participating Holders promptly following such 180th day.

     SECTION 6. EXPENSES OF REGISTRATION. All expenses incurred in connection with a registration pursuant to this Agreement, including, without limitation, all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for MART shall be borne by MART. Each Participating Holder shall bear a proportionate share of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and of the expenses of counsel for Participating Holders. MART shall not be required to pay for expenses of any registration request pursuant to Section 3 if the registration request is subsequently withdrawn at the request of the Participating Holders of a majority of all of the Registrable Securities to be registered unless such withdrawal is pursuant to a right of withdrawal provided for in this Agreement.

     SECTION 7. REGISTRATION PROCEDURES.

          (a) Whenever required to effect a registration of any Registrable Securities under this Agreement, MART shall, as expeditiously as reasonably possible:

C67812d.108 R
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          (i)  Prepare  and  file  with  the  Commission   such  amendments  and
          supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (ii) Furnish to the Participating Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

          (iii) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Participating Holder in such underwriting shall also enter into and perform its obligations under such an agreement.

          (iv) Notify each Participating Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (v) Furnish,  at the request of any  Participating  Holder  requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (x) an opinion, dated as of such date, of the counsel representing MART for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Participating Holders requesting registration of Registrable Securities and (y) a "comfort" letter dated as of such date, from the independent certified public accountants of MART, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Participating Holders requesting registration, addressed to the underwriters, if any, and to the Participating Holders requesting registration of the Registrable Securities.

C67812d.108 R
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     SECTION 8. FURNISH  INFORMATION.  It shall be a condition  precedent to the obligations of MART to take any action pursuant to Sections 2, 3 and 4 that the Participating Holders shall furnish such complete and accurate information regarding themselves, the Registrable Securities held by them, the intended method of disposition of such securities and such other information as MART (or any underwriter) shall reasonably require to effect the registration of their Registrable Securities.

     SECTION 9. SALES PURSUANT TO RULE 144. MART shall have no obligations to register any Common Shares hereunder to the extent that, in the opinion of counsel to MART, such Common Shares may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

     SECTION 10. LIMITATION ON CERTAIN REGISTRATION RIGHTS. MART will not grant to any person other than a Qualified Holder, the right to include or piggyback their Common Shares or other securities in any demand registration or shelf registration filed pursuant to this Agreement. Anything in this Agreement to the contrary notwithstanding, Qualified Holders shall have no right to register their Registrable Securities in any registration statement filed by MART pursuant to demand registration rights granted to any Person other than the Qualified Holders.

     SECTION 11. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) Indemnification by MART. To the extent permitted by law, MART shall indemnify and hold harmless each Participating Holder, the partners, officers and directors of each Participating Holder, any underwriter (as defined in the Securities Act) for such Participating Holder and each Person, if any, who controls such Participating Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

          (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

          (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

          (iii) any violation or alleged violation by MART of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state

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C67812d.108 R
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          securities  law in  connection  with  the  offering  covered  by  such registration statement,

and MART shall reimburse each such Participating Holder, partner, officer, or director, underwriter or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of MART (which consent shall not be unreasonably withheld), nor shall MART be liable in any case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Participating Holder, partner, officer, director, underwriter or controlling Person of such Participating Holder.

          (b) Indemnification by Participating Holders of Registrable Securities. To the extent permitted by law, each Participating Holder shall indemnify and hold harmless MART, each of its directors, each of its officers who have signed the registration statement, each Person, if any, who controls MART within the meaning of the Securities Act, any underwriter and any other Participating Holder selling securities under such registration statement or any of such other Participating Holder's partners, directors or officers or any Person who controls such Participating Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which MART or any such director, officer, controlling Person, underwriter or other such Participating Holder, partner or director, officer or controlling Person of such other Participating Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Participating
Holder expressly for use in connection with such registration; and each such Participating Holder shall reimburse any legal or other expenses reasonably incurred by MART or any such director, officer, controlling Person, underwriter or other Participating Holder, partner, officer, director or controlling Person of such other Participating Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Participating Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Participating Holder under this Section in respect of any Violation shall not exceed the net proceeds received by such Participating Holder in the registered offering out of which such Violation arises.

          (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made

C67812d.108 R
2:03/31/97



against any indemnifying party under this Section deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by indemnifying party would be inappropriate due to actual or potential differing interest between such indemnified party and any other party represented by such counsel in the proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

          (d) Applicable to Preliminary Prospectus. The foregoing indemnity agreements of MART and Participating Holders are subject to the condition that, insofar as they related to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (e) Contribution. If the indemnification provided for in this Section 11 is unavailable to a party that would have been an indemnified party under this Section 11 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such indemnified party and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 11(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 11(e) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with

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C67812d.108 R
2:03/31/97



investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of any Participating Holder in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions paid by such Participating Holder in connection with the registration in question) arising under this Section 11(e) shall not in any event exceed an amount equal to the net proceeds to such Participating Holder from the disposition of the Registrable Securities disposed of by such Participating Holder pursuant to such registration.

          (f) Survival. The obligations of MART and Participating Holders under this Section shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

     SECTION 12. MARKET STAND-OFF AGREEMENT. Each Participating Holder agrees that he, she or it shall not, to the extent required by MART or an underwriter of securities of MART, sell or otherwise transfer or dispose of any Registrable Securities for up to that period of time following the effective date of a registration statement of MART as is reasonably requested by MART or by the managing underwriter of such offering, such period not to exceed 30 days ("Market Stand-Off Period").

     SECTION 13. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

     SECTION 14. BENEFITS OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto but shall not be assignable without the prior written consent of all parties.

     SECTION 15. NOTICES. All notices and other communications hereunder to any party shall be in writing and sent to the other parties by personal delivery or by overnight courier or by first class registered or certified mail, return receipt requested, postage prepaid, and addressed, if to MART, at 170 West Ridgely Road, Suite 300, Lutherville, Maryland 21093, if to any other party hereto, at the address set forth on Schedule 1 hereto or such other address as may hereafter be designated by notice to MART. All notices and communications hereunder shall be deemed given on the date sent in accordance with this Agreement.

     SECTION 16. CHANGES. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the prior written consent of MART and the parties hereto holding a majority of the Registrable Securities.

C67812d.108 R
2:03/31/97



     SECTION 17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     SECTION 18. ENTIRE AGREEMENT. This Agreement, together with the relevant provisions of the Contribution Agreement and the Partnership Agreement, is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement, together with the relevant provisions of the Contribution Agreement and the Partnership Agreement, supersedes all prior agreements and understanding between the parties with respect to such subject matter.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

C67812d.108 R
2:03/31/97



     IN WITNESS WHEREOF, this Registration Rights Agreement has been executed on the day and year first above written by MART and the Contributors named on
Schedule 1 hereto.

                                          MID-ATLANTIC REALTY TRUST


                                          By:_______________________________


                                          CONTRIBUTOR

                                          _________________________________
                                                       Signature
                                          _________________________________
                                                       Print name

                                          _________________________________
                                                         Address

                                          _________________________________


                                          Tel. #: _________________________

C67812d.108 R
2:03/31/97



                                   Schedule 1



Jack H. Pechter
40 York Road
Towson, Maryland 21204

Martin H. Pechter
11 Merry Hill Court
Baltimore, Maryland 21208

Jeffrey S. Pechter
8612 Keller Avenue
Stevenson, Maryland 21153

Shelly Pechter Himmelrich
8408 Park Heights Avenue
Baltimore, Maryland 21208

Trust F/B/O Melissa Pechter
c/o Jack H. Pechter
40 York Road
Towson, Maryland 21204

Marilyn Pechter
6 Talton Court
Baltimore, Maryland 21208

Pechter Family Limited Partnership
40 York Road
Towson, Maryland 21204

Tripec Associates Limited Partnership
40 York Road
Towson, Maryland 21204

Radcliffe Properties, Inc.
40 York Road
Towson, Maryland 21204

Victor Cohen Irrevocable Trust
5125 Rolling Avenue
Baltimore, Maryland 21210

C67812d.108 R
2:03/31/97



Emmanuel Glasser
2402 Velvet Valley Way
Owings Mills, Maryland 21117

Nancy Cohen
5125 Rolling Avenue
Baltimore, Maryland 21210

TSC Associates
c/o Jean Schreibman
1 Gristmill Court, Apt. 501
Baltimore, Maryland 21208

Albert Perlow and Sonia Barbara Perlow
7930 Winterset Avenue
Baltimore, Maryland 21208

Morton Greenberg
19572 Planters Point Drive
Boca Raton, Florida 33434

Ronald Weitzman
3309 Terrapin Road
Baltimore, Maryland 21208

TSFP Associates
c/o I. Gerald Sidle
1 Roland Brook Court
Lutherville, Maryland 21093

Dora Schwartz
14 Tavo Court
New City, New York 10956

Stuart Weitzman
11906 Ridge Valley Road
Owings Mills, Maryland 21117

Robert Meyers
12757 Folly Quarter Road
Ellicott City, Maryland 21042

Darrell Friedman
3508 Bonfield Road
Baltimore, Maryland 21208

C67812d.108 R
2:03/31/97


Ben Schreibman
1 Gristmill Court, Apt. 501
Baltimore, Maryland 21208

Saul Offit
12 Talton Court
Baltimore, Maryland 21208

Non-Exempt Marital Trust u/w Albert Weitzman
c/o Sidney Weiman, Esquire
Levin & Gann, P.A.
900 Mercantile Bank & Trust Building
2 Hopkins Plaza, Suite 900
Baltimore, Maryland 21201

                             SURVEYOR'S CERTIFICATE


                                          Re:      _____________________
                                                      (the "PROPERTY")

         The  undersigned,   with  the  understanding  that  the  certifications
contained    herein    will   be    relied    upon,    hereby    certifies    to
_______________________________________________________________________________
and ____________________________:

         1. The survey entitled "ALTA/ACSM Land Title Survey of ____________________________________________________" (the "SURVEY"), to which this Certificate is attached, was prepared by the undersigned, a professional registered engineer or registered land surveyor of the State of Maryland, was actually made by instrument survey upon the ground pursuant to the record description of the PROPERTY, and was prepared in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1992.

         2. The undersigned has examined a copy of ___________ Title Insurance Company's Commitment For Title Insurance No. __________ dated ____________ (the "COMMITMENT"), and of each instrument described therein, and the location of each easement and right of way (with recording reference) is shown on the SURVEY.

         3. The SURVEY and the information, courses and distances shown thereon, including, without limitation, all building restriction, setback and yard lines, are correct.

         4. The title lines described in the COMMITMENT, and shown on the SURVEY, are the same as the lines of actual possession.

         5. There are no buildings, structures and improvements located on the PROPERTY, except as shown on the SURVEY.

         6. The buildings, structures and improvements shown on the SURVEY constitute all of the improvements on said premises and all are within the boundary lines of the PROPERTY.

         7. To the best of the knowledge of the undersigned, all zoning, use, height and density classifications are properly shown on the SURVEY, and there are no violations of zoning ordinances, restrictions or other rules and regulations with reference to the location of said buildings, structures, and improvements.

         8. To the best of the knowledge of the undersigned, based upon a careful physical inspection of the PROPERTY, there are no easements or rights of way over, encroachments by improvements located on adjacent property onto, or uses affecting, the PROPERTY or easement areas existing for the benefit of land appurtenant to the PROPERTY, other than those shown and depicted on the SURVEY.

         9. There are no encroachments by any of the improvements located on the PROPERTY onto adjacent property or onto easement areas of others, other than as shown and depicted on the SURVEY.

         10. All utility services required for the operation of the PROPERTY either enter the PROPERTY through adjoining public streets, or the SURVEY shows the point of entry and location of any utilities which pass through or are located on adjoining private land.

         11. The PROPERTY has direct access to , a completed and dedicated public way which has been accepted for public maintenance and use by the public subdivision having jurisdiction over the same.

         12. The SURVEY shows the location and direction of all storm drainage systems for the collection and disposal of all roof and surface drainage.

         13. Any discharge into streams, rivers or other conveyance systems is shown on the SURVEY.

         14. The PROPERTY does not lie within any flood hazard area as determined by the document entitled "Department of Housing And Urban Development, Federal Insurance Administration - Special Flood Hazard Area Maps" (flood map no. ).

         15. The PROPERTY (and only the PROPERTY) constitutes one tax lot except as otherwise shown on the SURVEY.

         16. Any storage tanks or utility transformers located on the PROPERTY are depicted on the SURVEY and those storage tanks or transformers labelled as containing hazardous materials or PCBs are specifically noted.

                                              __________________________(SEAL)
                                              Name:_____________________
                                              Title:____________________

                                              Date:__________________, 1997



R18891.138
3:2/2l/97

                             SUBSCRIPTION AGREEMENT


MART Limited Partnership
1302 Concourse Drive, Suite 204
Linthicum, Maryland  21090

Gentlemen:

         The undersigned (the "Subscriber") is a party to the Agreement for Contribution of Partnership Interests dated ________________, 1997 (the "Contribution Agreement") among Mid- Atlantic Realty Trust, a Maryland real estate investment trust ("MART"), MART Limited Partnership, a Maryland limited partnership (the "Partnership"), and the persons named on Schedule I to the Contribution Agreement, including the Subscriber.

         Pursuant to the Contribution Agreement, the Subscriber is to contribute to the Partnership the general and/or limited partnership interests set forth on
Schedule II to the Contribution Agreement (the "Contribution") in exchange for that number of units of partnership interest of the Partnership set forth on
Schedule IV to the Contribution Agreement (the "Units").

         The purpose of this Subscription Agreement is to set forth the terms of my subscription for the Units.

         1. Subscription. The Subscriber hereby subscribes for the Units and agrees, in consideration thereof, to contribute to the capital of the
Partnership the Contribution by assignments of the general and/or limited partnership interests constituting the Contribution (as set forth on Schedule II to the Contribution Agreement) in form satisfactory to the Partnership.

         2. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Partnership that:

              (a) The Subscriber's Units are being acquired by the Subscriber for the Subscriber's own account, for investment purposes only, and not with a view to a public distribution thereof, either in whole or in part.

              (b) Prior to the date hereof, the Subscriber has carefully reviewed the documents relative to the transactions contemplated by the Contribution Agreement and such other documents relative to the Partnership and to MART as the Subscriber deems appropriate, including but not limited to the following documents and exhibits and schedules thereto: Contribution Agreement; Partnership Agreement; Registration Rights Agreement; Form 10-K of MART for the fiscal year ended December 31, 1996; Forms 10-Q for MART for any interim periods; proxy statement of MART for the 1997 Annual Meeting of Shareholders.

              (c) The Subscriber has had the opportunity to ask questions and receive answers concerning the Partnership, MART and the Units and to obtain any additional information which the Partnership and MART possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information provided in the documents listed above.

MART Limited Partnership
Page 2





              (d) The Subscriber understands that there is not a market for the Units, that none may develop, and that limited rights exist to transfer the Units.

              (e) The Subscriber has the financial means to make an investment in the Partnership and MART; the Subscriber is able to bear the economic risk of an investment in the Partnership and MART; and the Subscriber's present financial condition is such that the Subscriber is under no present or contemplated future need to dispose of any portion of the Units to satisfy any existing or contemplated undertaking, need or indebtedness.

              (f) The Subscriber has such knowledge and experience in business and financial matters as will enable the Subscriber to utilize the information made available to the Subscriber to evaluate the merits and risks of the prospective investment in the Units and to make an informed investment decision; OR, alternatively, the Subscriber has designated Jack Pechter as his/her Purchaser Representative to provide such knowledge and experience to the Subscriber.

              (g) The Subscriber is an "accredited investor," as defined below, by virtue of satisfaction of the terms of the definition of "accredited investor" contained in the boxes checked below by the Subscriber:
               _
              |_| Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
               _
              |_| A trustee or executive officer of MART;
               _
              |_| Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000;
               _
              |_| Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
               _
              |_| Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who either alone or with such person's Purchaser Representative(s) has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making any sale that such purchases comes within this description;

MART Limited Partnership
Page 3

               _
              |_| Any entity in which all of the equity owners are accredited investors.

              (h) If the Subscriber is a natural person, the Subscriber's principal residence is the state set forth on the signature page hereof, and the Subscriber has no present intention of changing such residence; and if the Subscriber is an entity, its principal office is in the state set forth on the signature page hereof, and it has no present intention of changing its principal office;

              (i) The Subscriber confirms that all of the foregoing representations and warranties and all other information provided to the Partnership and MART (including information in the Subscriber Confidential Investor Suitability Questionnaire attached hereto) are true and correct as of the date hereof. Subscriber agrees to indemnify and save harmless the Partnership and MART and its successors and assigns, from any loss, claim, damage or expense arising out of a breach by the Subscriber of any of the foregoing representations, and warranties or the falsity or inaccuracy of any response of the Subscriber to any question posed herein and in the Confidential Investor Suitability Questionnaire.

         3. Covenants of the Subscriber. The Subscriber hereby covenants and agrees that: (a) the Subscriber will not take or cause to be taken, any action with respect the Subscriber's Units that would cause the Subscriber to be "deemed" an underwriter, as defined in Section 2(11) of the Securities Act of 1933, as amended (the "Act"); and (b) the certificates representing the Units received by the Subscriber will contain a legend prohibiting transfer unless effected in compliance with applicable federal and state securities laws.

         4. Transferability and Resale of Units.

              (a) The Subscriber acknowledges that the transferability of the Units is limited by the terms and provisions of the Partnership Agreement.

              (b) The Subscriber acknowledges that the Units have not been registered under the Act or applicable state blue sky laws (the "State Acts") and shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) by the Subscriber unless registered pursuant to the Act and the State Acts, or upon the issuance to the Partnership or MART, as the case may be, of a favorable opinion of its counsel, satisfactory to the Partnership or MART, as the case may be, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

              (c) The Subscriber acknowledges that the Partnership is not expected to file periodic reports with the Securities and Exchange Commission pursuant to the requirements of Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Subscriber also understands that the Partnership has not agreed to register the Units for distribution in

MART Limited Partnership
Page 4



accordance with the provisions of the Act and the State Acts, or to comply with any exemption under the Act and the State Acts for the transfer of the Units.

         5. Binding Effect; Successors and Assigns. This Subscription Agreement shall be binding upon the parties hereto, and their respective successors, assigns heirs and personal representatives. This Subscription Agreement shall not be assignable by the Subscriber, in whole or in part.

         6. Governing Law. This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, and to the extent it involves any United States statute, in accordance with the laws of the United States.

         7. Severability. If for any reason any provision or any portion of this Subscription Agreement shall be determined to be invalid or contrary to applicable laws, such invalidity shall not impair the operation or effect of the remaining provisions hereof.

         IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement this ____ day of _____________, 1997.


                                           ______________________________(SEAL)

                                           Name:_______________________________
                                           Address:____________________________
                                           ____________________________________
                                           ____________________________________
                                           Telephone No._______________________
                                           Social Security No._________________


ACCEPTED THIS ____ DAY OF _____________, 1997
         MART LIMITED PARTNERSHIP
         By:  Mid-Atlantic Realty Trust,
                General Partner

By: _________________________________



C67821b.108 C:7

                      ACKNOWLEDGMENT AND CONSENT OF LENDER


         THIS ACKNOWLEDGMENT AND CONSENT OF LENDER is made by ________________ ("Lender") as of this ______ day of ________________, 1997.

                             INTRODUCTORY STATEMENT

         A. Lender is the current holder of a Promissory Note dated ________________, 19___, made by ________________ ("Debtor") to the order of
________________  (the  "Note"),  which Note is secured by a Deed of Trust dated
________________,  19___,  from  Debtor,  as grantor,  to  ________________  and
________________,   Trustees,   and   recorded   among  the  Land   Records   of
________________  County,  Maryland,  in  Liber  ________  No.  ________,  folio
________ (the "Deed of Trust"). The Note and/or Deed of Trust have been previously amended as follows: ________________________________________________
_______________________________________________________________________________.

         B. The Deed of Trust provides, inter alia, that (i) the sale and conveyance of the property therein described (the "Trust Property"), and (ii) certain transfers of partnership or other ownership interests in the Debtor shall constitute events of default unless the beneficiary of the Deed of Trust shall have given its prior consents thereto.

         C. Debtor has contracted to sell the Trust Property described in the Deed of Trust to Mid-Atlantic Realty Trust and/or its affiliate, MART Limited Partnership ("Buyer"), pursuant to a Contribution Agreement dated ________________, 1997 (the "Contribution Agreement"), a copy of which has heretofore been delivered to Lender.

         D. The sale of the Trust Property shall be effected either by a conveyance by a deed of the Trust Property to Buyer or by a transfer to the Buyer of 100% of the partnership or other ownership interests in the Debtor.

         E. Lender, as the current beneficiary under the Deed of Trust, has agreed to consent to the sale and transfer to the Buyer of the Trust Property or of the partnership or other ownership interests in the Debtor as provided for in and contemplated by the Contribution Agreement.

         NOW, THEREFORE, THIS ACKNOWLEDGMENT AND CONSENT OF LENDER, WITNESSETH, that for valuable consideration, the receipt and sufficiency of which are hereby acknowledged the Lender does hereby agree, acknowledge and stipulate as follows:

         1.  Lender  has  received  and  reviewed  a copy  of  the  Contribution
Agreement.

         2. The Lender hereby consents (a) to the sale and transfer to the Buyer of the Trust Property and/or of the partnership or other ownership interests in the Debtor, and (b) to the assignment by Debtor to Buyer of all funds escrowed pursuant to the Deed of Trust (if any), all in the manner provided for in and contemplated by the Contribution Agreement.

         3. Lender acknowledges and agrees that neither the transactions contemplated by Section 2 hereof, nor any other transaction otherwise provided for or contemplated by the Contribution Agreement, shall constitute or otherwise cause a default under the Note or the Deed of Trust, or cause or otherwise give rise to an acceleration of the debt evidenced by the Note and secured by the Deed of Trust.

         4. Lender hereby certifies to Debtor and Buyer that (a) Lender has good title to the Note and is the sole owner of the Note with full power and authority to execute and deliver this Acknowledgment and Consent; (b) the person executing this Acknowledgment and Consent on behalf of Lender is fully authorized to do so; (c) the Note has a current principal balance of $________ Dollars, with unpaid accrued interest at the rate of ________% per annum from the day of ________________, 1997; (d) the Note requires monthly payments of $________ each on the first day of each month; (e) there are no defaults under the Deed of Trust or Note; (f) interest thereon has been paid through ________________, 1997; (g) the Note matures on ________________, at which time a balloon payment of $________ will be due; (h) the undersigned presently holds a real estate tax escrow account of $________, and requires monthly escrow payments of $________ to such account; and (i) there have been no amendments to the Note or Deed of Trust except as set forth above.

         WITNESS the following duly authorized signature on behalf of Lender under seal as of the day and year first above written.

WITNESS:                                                      LENDER:

                                         By:                             (SEAL)
-------------------------                   -----------------------------
                                                         , Vice President

STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

                  I HEREBY CERTIFY that on this ________ day of ________________, 1997, before me, a Notary Public of the State of Maryland, personally appeared President of ________________, who, on behalf of said corporation, acknowledged the foregoing Agreement to be its act and deed.

                  WITNESS my hand and Notarial Seal.


                                        ----------------------------------
                                        Notary Public


                                        My Commission Expires:
                                                               -----------

                       [OPINION OF CONTRIBUTORS' COUNSEL]

                                ___________, 1997


Mid-Atlantic Realty Trust, and
MART Limited Partnership
1302 Concourse Drive, Suite 204
Linthicum, Maryland  21090

                  Re: Agreement for Contribution of Limited Liability Company Interests (the "Contribution Agreement")

Gentlemen:

          This firm has represented the Contributors, as that term is defined in the Contribution Agreement dated ___________, 1997, among the Contributors, Mid-Atlantic Realty Trust, a Maryland real estate investment trust ("MART"), and MART Limited Partnership, a Maryland limited partnership (the "Partnership"). Capitalized terms used herein which are not defined herein shall have the meanings set forth in the Contribution Agreement.

          The Contributors initially owned interests in the eight limited partnerships (the "Limited Partnerships") and the one general partnership (the "General Partnership") listed on Schedule A hereto. The Limited Partnerships and the General Partnership are referred to herein collectively as the "Contributing Partnerships". Each of the Contributing Partnerships, other than Tripec Associates Limited Partnership ("Tripec"), has transferred and conveyed all of its properties to a corresponding limited liability company, and Tripec transferred certain specified properties to a corresponding limited liability company, (all of such limited liability companies being listed on Schedule B hereto and referred to collectively herein as the "Limited Liability Companies") in exchange for limited liability company interests comparable to the Contributors' partnership interests, listed on Schedule C hereto and collectively referred to herein as the "Limited Liability Company Interests". The properties transferred by the Contributing Partnerships to the Limited Liability Companies are referred to herein individually as a "Property" and collectively as the "Properties." Finally, each of the Contributors contributed each of their respectively owned Limited Liability Company Interests to the Partnership in exchange for Units in the Partnership.

Mid-Atlantic Realty Trust, and
MART Limited Partnership
___________, 1997
Page 2





          The Contributors include the Pechter Family Limited Partnership, a ________________ limited partnership (the "Family Partnership"), which initially owned Limited Partnership Interests listed in Schedule A hereto but no properties and now owns only the Limited Liability Company Interests listed in Schedule C hereto.

          In our capacity as counsel to the Contributors, we have examined and relied upon the following documents:



          In reaching our opinions, we have assumed, and to our knowledge there are no facts inconsistent with, the following:



          Based on our review of the foregoing and subject to the assumptions and qualifications set forth herein, it is our opinion that, as of the date of this letter:

          1. Each Limited Partnership is validly existing and in good standing under the laws of the State of Maryland and has all requisite limited partnership power and authority to own, lease and operate its properties and to carry on its business as conducted prior hereto.

          2. The General Partnership is a validly formed and existing general partnership under the laws of the State of Maryland and has all requisite general partnership power and authority to own, lease and operate its properties and to carry on its business as prior hereto.

          3. The transfer and conveyance of the Properties from each of the Contributing Partnerships to each of the Limited Liability Companies was duly and validly authorized by all necessary limited partnership or general partnership action as required under applicable Maryland law.

          4. Each of the Limited Liability Companies is validly existing and in good standing under the laws of the State of Maryland and has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on the business of the Partnerships.

Mid-Atlantic Realty Trust, and
MART Limited Partnership
___________, 1997
Page 3




          5. Each of the Contributors has full power, capacity and authority to execute and deliver the Contribution Agreement, the Agreement of Limited
Partnership, the Subscription Agreement, the Registration Rights Agreement, (collectively the "Agreements"), to perform their respective obligations under each of the Agreements, and to consummate the transactions by each of the Contributors as contemplated therein, including the transfer of the Limited Liability Company Interests to the Partnership in exchange for Partnership Units.

          6. In each instance in which a Contributor is not a natural person, the Agreements have been executed by a person or persons duly authorized to execute the Agreements for an on behalf of the Contributor in a valid and lawful manner. The Family Partnership is validly existing and in good standing under the laws of the State of Georgia with full power capacity and authority to own and transfer the Limited Partnership Interests and the Limited Liability Company Interests as described herein.

          7. Upon  transfer of the Limited  Liability  Company  Interests to the
Partnership, the Partnership will become the sole owner of 100% of the outstanding limited liability company interests of each of the Limited Liability Companies, free and clear of all liens, claims, security interests and encumbrances.

          8. Each of the Agreements constitutes the valid and binding agreement of each of the Contributors enforceable against each of the Contributors in accordance with the respective terms of each Agreement, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally, and (ii) the exercise of judicial discretion in accordance with general principles of equity.

          9. Except with respect to compliance with applicable federal and state securities laws, no consent, approval, order, authorization or other action by, or filing with, any governmental authority is required for the transfer and conveyance of the Properties from each of the Partnerships to each of the Limited Liability Companies or the execution and delivery of the Agreements by the Contributors, or if required, the requisite consent, approval, order or authorization has been obtained, the requisite filing has been accomplished, or the requisite action has been taken.

Mid-Atlantic Realty Trust, and
MART Limited Partnership
___________, 1997
Page 4




          10. The transfer and conveyance of the Properties from each of the Partnerships to each of the Limited Liability Companies and the consummation of the transactions contemplated by the Agreements do not and will not, with the passage of time or the giving of notice, or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under or permit the acceleration of any obligation under (a) any term or provision of the Articles of Limited Partnership of any Limited Partnership, the Partnership Agreement of the General Partnership, or the Articles of Organization or Operating Agreement of any Limited Liability Company, (b) to our knowledge, any judgment, decree or order of any court or governmental authority or agency to which any Contributor, or any Limited Partnership, General Partnership or Limited Liability Company (collectively, the "Entities") is a party or by which any properties of any Entity is bound, (c) to our knowledge, any statute, law, regulation or rule applicable to any of the Contributors or any of the Entities, or (d) to our knowledge, any mortgage, indenture, deed of trust, lease, contract or other agreement to which any of the Contributors or any of the Entities is a party or by which any properties of any Entity is bound.

          11. To our knowledge, except as set forth in Schedule C hereto, there is no litigation or governmental proceeding or investigation (a) pending or threatened against any of the Properties, or (b) pending or threatened against any Contributor, any Entity or any partner, member, officer or employee of any Contributor or Entity, at law or in equity, which might result in any material adverse change in the assets, business, operations, properties or condition of any of the Entities or which might call into question or adversely impact on the validity of any of the Agreements.

          12. We have received letters from the zoning office of each county in which each Property is located (the "Zoning Letters"), copies of which are attached as Schedule D to this letter, stating the zoning classification of each Property and that, under the zoning ordinance of such county, retail shopping center use is a permitted use under such zoning classification.

          Accordingly, in reliance upon the Zoning Letters and the zoning ordinance of each county in which each Property is located, we are of the opinion that the improvements which presently exist upon each Property constitute a permitted use of

Mid-Atlantic Realty Trust, and
MART Limited Partnership
___________, 1997
Page 5



such Property, subject to compliance with the other requirements of the zoning ordinance and the continued exclusive use of such Property as a retail shopping center. No further subdivision is necessary for the conveyance of each Property because each such Property is a properly subdivided parcel. Each Property is carried on the tax rolls as a separate lot or lots.








C68024.108 S

                                                   June 30, 1997



To the Contributors named in
Schedule A attached hereto

                  Re: Agreement for Contribution of Limited Liability Company Interests (the "Contribution Agreement")

Gentlemen:

         This office has represented Mid-Atlantic Realty Trust, a Maryland real estate investment trust ("MART"), and MART Limited Partnership, a Maryland limited partnership (the "Partnership") in connection with the Contribution Agreement dated April 1, 1997 among them and the Contributors named in Schedule A attached hereto (the "Contributors"). Capitalized terms used herein which are not defined herein shall have the meanings set forth in the Contribution Agreement.

         In our capacity as counsel to the Contributors, we have examined and relied upon the following documents:

         1. the Contribution Agreement,

         2. the Subscription Agreement and Registration Rights Agreement,

         3. the Declaration of Trust and bylaws of MART,

         4. the Certificate and Agreement of Limited Partnership,

         5. a Certificate of the Maryland State Department of Assessments and Taxation dated June , 1997, to the effect that MART is duly formed and existing as a real estate investment trust under the laws of the State of Maryland and is in good standing and authorized to transact business in the State of Maryland,

         6. a Certificate of the Maryland State Department of Assessments and Taxation dated June , 1997, to the effect that the Partnership is duly formed and existing as a limited partnership under the laws of the State of Maryland and is in

June 30, 1997
Page 2




good standing and authorized to transact business in the State of Maryland,

         7. the records of the proceedings and actions of the Board of Trustees of MART with respect to the Contribution Agreement, and

         8. such other documents and matters as we have deemed necessary and appropriate to render the opinions hereinafter set forth, subject to the limitations, assumptions and qualifications noted below.

         In basing the opinions and other matters set forth herein on "our knowledge," the words "our knowledge" signify that, in the course of our representation of MART and the Partnership in matters with respect to which we have been engaged by them as counsel, no information has come to our attention that would give us actual knowledge or actual notice that any such opinions or other matters are not accurate or that any of the foregoing documents, certificates, reports, and information on which we have relied are not accurate and complete. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters. The words "our knowledge" and similar language used herein are intended to be limited to the knowledge of the lawyers within our firm who have recently worked on matters on behalf of MART and the Partnership.

         In reaching our opinions, we have assumed, and to our knowledge there are no facts inconsistent with, the following:

              (a) each of the parties thereto (other than MART and the Partnership) has duly and validly executed and delivered each instrument, document, and agreement executed in connection with the Contribution Agreement to which such party is a signatory, and such party's obligations set forth therein are its legal, valid, and binding obligations, enforceable in accordance with their respective terms:

              (b) each person executing any such instrument, document, or agreement on behalf of any such party (other than MART and the Partnership) is duly authorized to do so;

              (c) each natural person executing any such instrument, document, or agreement is legally competent to do so;

              (d) there are no oral or written modifications of or amendments to the Contribution Agreement and there has been no

June 30, 1997
Page 3




waiver of any of the provisions of the Contribution Agreement, by actions or conduct of the parties or otherwise;

              (e) all documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic copies conform to the original document, all signatures on all documents submitted to us for examination are genuine, and all public records reviewed are accurate and complete;

         Based on our review of the foregoing and subject to the assumptions and qualifications set forth herein, it is our opinion that, as of the date of this letter:

         1. MART is a real estate investment trust validly existing and in good standing under the laws of the State of Maryland and has all requisite real estate investment trust powers and authority to own, lease and operate its properties and to carry on its business as now being conducted.

         2. The Partnership is a validly formed and existing limited partnership under the laws of the State of Maryland and has all requisite limited partnership power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

         3. MART has full power, capacity and authority to execute and deliver the Contribution Agreement, the Agreement of Limited Partnership, the Subscription Agreement and the Registration Rights Agreement (collectively, the "Agreements"), to perform its obligations under each of the Agreements, and to consummate the transactions by it as contemplated therein.

         4. The Partnership has full power and capacity to execute and deliver the Agreements (other than the Registration Rights Agreement), to perform its obligations under each of such Agreements and to consummate the transactions by it contemplated in such Agreements.

         5. The execution and delivery of the Agreements by MART has been duly authorized by all real estate investment trust action required by MART under Maryland law.

         6. The execution and delivery of the Agreements (other than the Registration Rights Agreement) by the Partnership has been duly authorized by all limited partnership action required under Maryland law.

June 30, 1997
Page 4





         7. The issuance of the Units to the Contributors in exchange for (i) the limited liability company interests and (ii) real property of Tripec Associates Limited Partnership pursuant to the terms of the Contribution Agreement has been duly and validly authorized by all action required by the Partnership under Maryland law and the Units to be received by the Contributors in exchange therefore will be duly and validly issued, fully paid and non-assessable.

         8. Each of the Agreements constitutes the valid and binding agreement of MART enforceable against MART in accordance with the respective terms of each Agreement, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally, and (ii) the exercise of judicial discretion in accordance with general principles of equity.

         9. Each of the Agreements (other than the Registration Rights Agreement) constitutes the valid and binding agreement of the Partnership enforceable against the Partnership in accordance with the respective terms of each such Agreement, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally, and (ii) the exercise of judicial discretion in accordance with general principles of equity.

         10. No consent, approval, order, authorization or other action by, or filing with, any governmental authority by MART or the Partnership is required for the execution and delivery of the Agreements by MART or the Partnership, or if required, the requisite consent, approval, order or authorization has been obtained, the requisite filing has been accomplished, or the requisite action has been taken.

         11. The consummation of the transactions contemplated by the Agreements do not and will not, with the passage of time or the giving of notice, or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under or permit the acceleration of any obligation under (a) any term or provision of the Declaration of Trust of MART or the Agreement of Limited Partnership of the Partnership, (b) to our knowledge, any judgment, decree or order of any court or governmental authority or agency to which MART or the Partnership is a party or by which any properties of MART or the Partnership are bound, (c) to our knowledge, any statute, law, regulation or rule applicable to MART or the Partnership or (d) to our knowledge, any mortgage, indenture, deed of trust,

June 30, 1997
Page 5



lease, contract or other agreement to which MART or the Partnership is a party or by which any of their properties is bound, other than the documents listed on Schedule A attached hereto.

         12. To our knowledge, there is no litigation or governmental proceeding or investigation pending or threatened against MART or the Partnership at law or in equity, which is likely to result in any material adverse change in the assets, business, operations, properties or financial condition of MART or the Partnership or which is likely to adversely affect the validity of any of the Agreements.

         We express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland. The opinions expressed herein concern only the effect of the laws (excluding the principles of conflict of laws) of the State of Maryland as currently in effect. We assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof.

         The opinions expressed in this letter are solely for the use of the Contributors and their counsel, and these opinions may not be relied on by any other persons without our prior written approval. The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions such be inferred beyond the matters expressly stated.

         This letter is to be interpreted in accordance with the Report of the Special Joint Committee on Lawyers' Opinions in Commercial Transactions of the Maryland State Bar Association, Inc. and The Bar Association of Baltimore City dated January 18, 1989.

                                  Very truly yours,

                                  GORDON, FEINBLATT, ROTHMAN,
                                  HOFFBERGER & HOLLANDER, LLC



                                  By ____________________________________
                                                                Member


C68046a.108

                             TENANT ESTOPPEL LETTER

         The undersigned (the "Tenant"), as Tenant under a certain lease dated _________________ as amended by Amendments dated ___________________
(collectively,  the  "Lease")  made  with   ________________________________   a
Maryland ____________________ (the "Landlord") hereby ratifies such Lease and certifies to Landlord and its successors and assigns, the following information as true and correct as of the date of the execution of this Agreement:

As of ________________________, 1997:

         1. Tenant is in full and complete possession of the premises described in the Lease (the "Leased Premises"), such possession having been delivered by the Landlord under the Lease and accepted by the Tenant as complying with the term or the Lease.

         2. The Lease is in force and effect.

         3. The Lease has not been modified or amended, except as indicated above, and constitutes the entire rental agreement between the Landlord and Tenant for the Leased Premises.

         4. There are no existing defaults on the part of either the Landlord or Tenant under the Lease.

         5. The improvements and space in the Leased Premises required to be furnished by the terms and provisions of the Lease have been completed and accepted by Tenant as being in accordance with the terms of the Lease.

         6. All required allowances, if any, payable by Landlord to Tenant on account of Tenant's improvements have been received.

         7. Tenant is not entitled to receive any concession (rental or otherwise) or other compensation in connection with renting the Leased Premises.

         8. The amount of the current base monthly rent due and payable by the Tenant, the date on which rental payments commenced under the Lease, the date on which such monthly rent has been paid through, and the amount of any security deposit, is as follows:

    Amount of Current Base Monthly Rent     _______________      ______________
    Base Rent paid through                  _______________      ______________
    Rental Payment Commencement Date        _______________      ______________
    Security Deposit                        _______________      ______________

         9. Tenant does not currently have or hold any claim against the Landlord which might be offset or credited against future accruing rents.

         10. Tenant will not offset or withhold rent on account of any claims against the Landlord, except as specifically set forth in the Lease, and has not paid the rent more than thirty (30) days in advance.

         11. The term of the Lease commenced on ______________ and expires on _______________________, unless sooner terminated pursuant to the terms and conditions thereof or renewed pursuant to the terms and conditions of the Lease or other terms acceptable to the parties.

         12. Tenant currently has __________ remaining unexercised options of _____________ years each. Such options may be exercised per the terms of the Lease.

         13. That none of the following has occurred: (a) the filing by or against the undersigned of a petition in bankruptcy, insolvency, reorganization, or an action for the appointment Of a receiver or trustee, or (b) the making of an assignment for the benefit of creditors.

                                      TENANT:



Dated: ___________________            By: ______________________________



                                      GUARANTOR:



Dated: ____________________           By: _______________________________




C68579.171 D:1

                                  Exhibit (c)2

                        AGREEMENT OF LIMITED PARTNERSHIP
                            MART LIMITED PARTNERSHIP

     THIS AGREEMENT OF LIMITED PARTNERSHIP ("Agreement") dated as of the 1st day of July, 1997, by MID-ATLANTIC REALTY TRUST ("MART" or the "General Partner"), a Maryland real estate investment trust, and those persons and entities who have executed this Agreement and are identified on Schedule A hereto (the "Limited Partners") (the Limited Partners and the General Partner are hereinafter referred to collectively as the "Partners").

                                    RECITALS

          A. MART desires to reorganize into an umbrella partnership real estate investment trust ("UPREIT"). In furtherance thereof, MART and the Limited Partners hereby form a limited partnership under the Maryland Revised Uniform Limited Partnership Act in accordance with the terms of this Agreement (the "Partnership"). (All capitalized terms used herein shall have the meanings set forth in Section 2 hereof or elsewhere in this Agreement.)

          B. MART and/or its subsidiaries will assign to the Partnership the beneficial interest in and to all real property owned by it and by any of its subsidiaries in exchange for units of partnership interest in the Partnership ("Units").

          C. The Limited Partners will contribute to the Partnership certain real property and/or interests in entities having an interest in real property, all as described in this Agreement in exchange for Units.

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners agree as follows:

          1. THE PARTNERSHIP.

               1.1 Formation of Partnership. The General Partner and the Limited Partners do hereby organize the Partnership as a Maryland limited partnership in accordance with all of the terms and provisions of this Agreement and in accordance with the Act.

               1.2 Name. The Partnership name shall be "MART Limited Partnership", but the General Partner may from time to time change the name of the Partnership or may adopt such trade or fictitious names as it may determine.

               1.3 Principal Office. The principal office of the Partnership shall be located at 170 West Ridgely Road, Suite 300, Lutherville, MD 21093, or at such other place as the General Partner may designate after giving written notice of such designation to the other Partners.

               1.4 Resident Agent. The Resident Agent of the Partnership shall be Abba David Poliakoff, Esq., 233 East Redwood Street, Baltimore, Maryland 21202.

               1.5 Term. The term of the Partnership shall continue until December 31, 5757 ("Expiration Date") or earlier upon the occurrence of any of the events described in Section 12.

               1.6 Purpose and Powers of Partnership. The purposes of the Partnership shall be to acquire, purchase, own, operate, manage, develop, redevelop, invest in, finance, refinance, sell, lease and otherwise deal with real properties and assets related thereto and interests therein, whether directly or indirectly or in association with others, and to engage in such other business and take such other action as may be permitted by law.

               1.7 Admission and Withdrawals of Limited Partners. Persons and/or entities may be admitted to the Partnership as Limited Partners upon the prior written consent of the General Partner in accordance with the provisions of this Agreement. Except as expressly provided in this Agreement, no Partner may withdraw from the Partnership without the prior written consent of the General Partner.

               1.8 Name and Address of Partners. The names and addresses of the Partners, their respective Capital Contributions to the Partnership, and the number of Units owned by each of them are as set forth in Schedule A hereto and incorporated herein by reference.

          2. DEFINITIONS.

               2.1 As used in this Agreement, the following terms shall have the meanings set forth respectively after each:

               "Act" shall mean the Maryland Revised Uniform Limited Partnership Act, as amended from time to time, and any successor statute.

               "Adjusted Capital Account Deficit" shall mean, with respect to any partner, the then deficit balance, if any, in the Capital Account of such Partner, after giving effect to the following adjustments:

                    (a) credit to such Capital Account any amounts that such Partner is deemed obligated to restore as described in the penultimate sentences of Regulations Section 1.704-2(g)(1) and Regulations Section 1.704-2(i)(5), or any successor provisions; and

                    (b) debit to such Capital Account the items described in Regulations Sections 1.704-1 (b)(2)(ii)(d)(4), (5) and (6).

 The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

               "Agreement" shall mean this Agreement of Limited Partnership, as it may be amended from time to time.

               "Available Cash" shall have the meaning provided in Section 8.1 below.

               "Bankruptcy" of a Partner shall mean (a) the filing by a Partner of a voluntary petition in bankruptcy; (b) being adjudged bankrupt or insolvent or having entered against him an order of relief in any bankruptcy or insolvency proceeding; (c) the filing by a Partner of a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law or regulation; or (d) seeking, consenting to, or acquiescing in, the appointment of a trustee, receiver, or liquidation of the General Partner or of all or substantially all of his properties.

               "Capital Account" shall mean the capital account maintained by the Partnership for each Partner as described in Section 4 below.

               "Capital  Contribution"  shall  have  the  meaning  set  forth in
Section 3.1 hereto.

               "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time, and any successor statute.

               "Common Share" shall mean a common share of beneficial interest, par value $.01 per share, of MART.

               "Contributing Partner" shall have the meaning provided in Section 5.2(e) below.

               "Depreciation" shall mean for any fiscal year or portion thereof, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such period for Federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such period, Depreciation shall be an amount that bears the same relationship to such beginning Gross Asset Value as the depreciation, amortization or cost recovery deduction in such period for Federal income tax purposes bears to the beginning adjusted tax basis; provided, however, that if the adjusted basis for Federal income tax purposes of an asset at the beginning of such period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

               "Determination Date" shall mean the date on which the General Partner makes a determination as to the value of the OP Units, which date shall be as close as practicable, in the sole and absolute discretion of the General Partner, to the date of the event or transaction for which the OP Units are being valued.

               "General  Partner"  shall  mean  Mid-Atlantic   Realty  Trust,  a
Maryland real estate investment trust, sometimes also referred to in this Agreement as "MART".

               "Gross Asset Value" shall mean, with respect to any Partnership asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

                    (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the General Partner;

                    (b) The Gross Asset Value of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner, as of the following times: (i) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis capital contribution; (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership; and (iii) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1
(b)(2)(ii)(g);  provided,  however, that adjustments pursuant to clauses (i) and
(ii) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                    (c) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the General Partner and

                    (d) The Gross Asset Value of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and paragraph (f) of the definition of Profits and Losses and Section 7.3(h) below; provided, however, that Gross Asset Value shall not be adjusted pursuant to this paragraph
(d) to the extent the General Partner determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

                    (e) If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraphs (a), (b) or (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

               "Initial Unrelated Limited Partners" shall mean the individuals identified as Initial Unrelated Limited Partners on Schedule A hereto.

               "Limited Partner" shall have the meaning set forth in the opening paragraph hereto.

               "Market Price" shall mean the average of the last reported sale price per Common Share on the American Stock Exchange (or such other principal national securities exchange on which the Common Shares are listed), at the close of trading on each of the most recent 20 trading days for the Common Shares preceding the "Determination Date."

               "Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(b).

               "OP Units" are a type of interest in the Partnership, as more particularly described in Section 5.1(a) below.

               "OP Unit Value" shall mean, as of any given time, the number of OP Units into which a Preference Unit is convertible (whether or not the conversion can then be effected), or the value of the Preference Unit expressed in OP Units if the Preference Unit is not convertible into OP Units, as provided for in the applicable Preference Unit Certificate or Other Securities Certificate.

               "Other Securities" shall mean securities of the Partnership other than OP Units and Preference Units.

               "Other Securities Certificate" shall have the meaning provided in
Section 5.2(a)(iii) below.

               "Partner Nonrecourse Debt" shall have the meaning set forth in Regulations Section 1.704-2(b)(4).

               "Partner Nonrecourse Debt Minimum Gain" shall have the meaning set forth in Regulations Section 1.704-2(i).

               "Partner Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(i).

               "Partners" shall have the meaning set forth in the opening paragraph hereto.

               "Partnership Interest" shall mean the ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which such Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all of the terms and provisions of this Agreement.

               "Partnership Minimum Gain" shall have the meaning set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

               "Percentage Interest" shall mean, as to each Partner, the quotient (expressed as a percentage) arrived at by dividing (a) the sum of the OP Unit Value of any Preference Units held by that Partner and the number of OP Units held by that Partner, by (b) the sum of the OP Unit Value of all Preference Units issued and outstanding at the time and the total number of OP Units issued and outstanding at the time.

               "Person" shall mean any individual, entity or group.

               "Preference Units" are types of interests in the Partnership, as more particularly described in Section 5.1(b) below.

               "Profits" and "Losses" shall mean for each fiscal year or portion thereof, an amount equal to the Partnership's items of taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code with the following adjustments:

                    (a) any income which is exempt from Federal income tax and not otherwise taken into account in computing Net Profits or Net Losses shall be added to taxable income or loss;

                    (b) any  expenditures of the  Partnership  described in Code
Section 705(a)(2)(B) or treated as Section 705(a)(2)(B) expenditures under Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses, will be subtracted from taxable income or loss;

                    (c) in the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of Gross Asset Value contained in this Section, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits and Losses;

                    (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                    (e) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period;

                    (f) to the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1 (b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Partner's Partnership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses: and

                    (g) any items specially  allocated  pursuant to Section 7.3,
Section 7.4 or 12.2(c) below shall not be considered in determining Profits or Losses.

               "Regulations" shall mean the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "Units" shall have the meaning set forth in Section 5 below.

          3. CAPITAL CONTRIBUTIONS AND CAPITAL CONTRIBUTIONS; LOANS.

               3.1 Capital Contributions. The General Partner and the Limited Partners have each contributed to the capital of the Partnership an amount of cash or property having a gross fair market value and net fair market value in the amounts set forth opposite their names on Schedule A hereto. Except as otherwise provided in this Agreement or as otherwise provided by the Act, no Limited Partner shall be required to make any additional capital contributions to the Partnership. The amounts contributed by the Partners as provided in this Section shall be and become the capital of the Partnership, and are hereinafter referred to as the "Capital Contribution" of a Partner. The General Partner shall contribute to the Partnership the net proceeds of any offering of common shares or other securities which the General Partner undertakes after the date hereof in exchange for additional OP Units or Preference Units in accordance with the provisions of Section 5.2 hereof.

               3.2 Additional Capital Contributions. Any additional funds or other property required by the Partnership, as determined by the General Partner in its sole and absolute discretion, may, at the option of the General Partner and without an obligation to do so, be contributed by the General Partner or any other Partner (provided such other Partner is willing to do so and the General Partner consents thereto, each in its sole and absolute discretion) as additional Capital Contributions. If and as the General Partner or any other Partner makes additional Capital Contributions to the Partnership, each such Partner shall receive additional Units as provided for in this Agreement.

               3.3 Return of Capital. Except as expressly provided for in this Agreement or in a Preference Schedule hereto, no Partner shall have the right to demand or to receive the return of all or any part of his Capital Contributions to the Partnership and no Partner shall have priority over any other Partner as to the return of its Capital Contributions. No Partner shall have the right to demand or receive property other than cash in return for such Partner's Capital Contribution. No interest shall be paid on the Capital Contributions of the Partners.

               3.4 Loans. If any Partner shall, with the consent of the General Partner, advance any monies or property to the Partnership other than as provided in Section 3.1 or 3.2 hereof, the amount of such advance shall not be an increase in its Capital Contribution, or entitle it to any increase in his share of the Profits of the Partnership, or subject it to any greater proportion of the Losses which it may sustain, but the amount of any such advance shall be a loan from the Partner to the Partnership and such loan shall be repaid to him out of the Available Cash, or earlier upon such Partner's withdrawal from, or the termination of, the Partnership, together with interest at the prime rate from time to time in effect or at such other rate of interest agreed to in writing by the General Partner. The Partnership shall be deemed to have waived the statute of limitations in any action which may be brought for the collection of any loan by a Partner to the Partnership.

          4. CAPITAL ACCOUNTS.

               4.1 Separate Accounts. A separate capital account ("Capital Account") shall be maintained for each Partner in accordance with the following rules:

                    (a) To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 7.3, Section 7.4 or Section 12.2(c) hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any Partnership property distributed to such Partner.

                    (b) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Partnership, property distributed to such Partner pursuant to any provision of this Agreement, such Partners distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 7.3, Section 7.4 or
Section 12.2(c) hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

                    (c) In the event all or a portion of a Partnership Interest is transferred in accordance with the terms of this Agreement (including a transfer of OP Units in exchange for Common Shares), the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

                    (d) In determining the amount of any liability for purposes of Sections 4.1(a) and 4.1(b) above, there shall be taken into account Code
Section 752(c) and any other applicable provisions of the Code and Regulations.

                    (e) This Section and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1 (b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership or one or more Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Partner pursuant to Section 12 below upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(g), and (ii) make any appropriate modifications in the event unanticipated events (for example, the acquisition by the Partnership of oil or gas properties) might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

               4.2 Negative Capital Accounts. No Limited Partner shall be required to pay to the Partnership any deficit or negative balance which may exist in its Capital Account.

          5. UNITS AND OTHER SECURITIES.

               5.1 OP Units, Preference Units and Other Securities. The Partnership Interest of a Partner in the Partnership is referred to as being evidenced by one or more "Units" of Partnership Interest. Units may be either "OP Units" or "Preference Units," as follows:

                    (a) An "OP Unit" is a Unit of Partnership Interest that entitles its holder to share ratably, with all other OP Unit holders, in the Profits and Losses and other benefits of the Partnership, subject to the holder's obligations under this Agreement.

                    (b) A "Preference Unit" is a Unit of Partnership Interest having such rights, preferences and other privileges, variations and designations as may be determined by the General Partner in its sole and absolute discretion, but not in violation of the provisions of this Agreement, the Act or of any other Preference Unit(s), such rights, preferences and other privileges, variations and designations to be as described in a "Preference Certificate" which shall be appended to this Agreement as Schedule B and distributed to all Partners. There may be more than one series or class of Preference Units having differing terms and conditions, but all Preference Units within a given series or class shall have the same rights, preferences and other privileges, variations and designations. A Preference Unit may be convertible into one or more OP Units or be capable of being valued in OP Units. With respect to each series or class of Preference Units, the General Partner may also, in its discretion, determine and fix, among other terms and conditions, any of the following: (i) the series to which such Preference Units shall belong, (ii) the distribution rate therefore, (iii) the price at and the terms and conditions on which such Preference Units may be redeemed, (iv) the amount payable in respect of such Preference Units in the event of involuntary or voluntary liquidation, (v) the terms and conditions on which such Preference Units may be converted, if such Preference Units are issued with the privilege of conversion, and (vi) the number of such Preference Units to be issued as a part of such series. Once determined and fixed as herein provided, however, the terms and conditions of a particular series or class of Preference Units may not be changed without the written consent of the holders of at least two-thirds of the Preference Units within the class or series (or such greater percentage as may be provided for in the applicable Preference Certificate).

                    (c)  In  addition,   the  General   Partner  may  cause  the
Partnership from time to time to issue such Other Securities, as the General Partner deems necessary.

               5.2 Issuance of Units. From time to time hereafter, subject to and in accordance with the provisions of this Section, the General Partner shall cause the Partnership to issue additional Units as follows:

                    (a)(i) OP Units to MART upon the issuance by MART of additional Common Shares and the contribution of the net proceeds thereof as an additional Capital Contribution to the Partnership as provided for in Section
3.1 herein; it being understood, however, that MART may issue Common Shares in connection with option plans, restricted share plans or other benefit or compensation plans and arrangements (for example, shares issued in lieu of fees or compensation), and that MART may issue Common Shares in payment of the Redemption Price of any OP Units as provided in Section 6.4 hereof, without receiving any proceeds and that the issuance of such Common Shares shall nonetheless entitle MART to additional OP Units pursuant to this clause. In such event, the General Partner shall cause the Partnership to issue a number of OP Units equal to the number of Common Shares being issued by MART.

                       (ii) Preference Units to MART upon the issuance by MART of equity securities other than Common Shares, and the contribution of the net proceeds thereof as a Capital Contribution to the Partnership. Preference Units issued pursuant to this subsection shall have economic terms substantially identical to those of the securities issued by MART.

                       (iii) Other Securities to MART upon the issuance by MART of securities other than Common Shares or equity securities described in Section 5.2(a)(ii) hereof, and the contribution of the net proceeds thereof to the Partnership. Other Securities issued pursuant to this subsection shall have economic terms substantially identical to those of the securities issued by MART all of which shall be specified in a certificate (an "Other Securities Certificate") executed on behalf of the Partnership which shall thereupon become a part of this Agreement.

                       (iv) In the event of any stock split, stock dividend, reclassification, recapitalization or other adjustment in respect of the outstanding Common Shares, the number of OP Units will be proportionately adjusted so that the OP Units will equate to the Common Shares on a one-to-one basis.

                       (v)  It  is   intended  by  this   subsection   that  the
capitalization and capital structure of the Partnership shall mirror the capitalization and the capital structure of MART.

                    (b) OP Units to Partners (including itself) that hold Preference Units or Other Securities that are convertible into or exchangeable for OP Units, upon the exercise of such conversion or exchange in accordance with the terms, conditions and provisions of the Preference Unit Certificate or Other Securities Certificate applicable thereto; provided, however, that MART will convert Preference Units or Other Securities that are convertible into or exchangeable for OP Units, if, and only if, and only to the extent that, the holders of the corresponding securities issued by MART elect to convert such securities into Common Shares.

                    (c) If the General Partner creates and administers a reinvestment program in substantial conformance with a dividend reinvestment program which may be available from time to time to holders of Common Shares, each Limited Partner holding OP Units shall have the right to reinvest any or all cash distributions payable to it from time to time pursuant to this
Agreement  by  having  some or all  (as  the  Limited  Partner  elects)  of such
distributions   contributed   to   the   Partnership   as   additional   Capital
Contributions, and in such event the Partnership shall issue to each such Limited Partner additional OP Units, or the General Partner may elect to cause distributions with respect to which a Limited Partner has elected reinvestment to be contributed to MART in exchange for the issuance of Common Shares. At the option of the General Partner, such a program may also be made available with respect to Preference Units and Other Securities if and to the extent of each such Partner's participation in any such reinvestment program.

                    (d) In the event that MART assumes any debt of the Partnership as provided in Section 6.4 hereof, the Partnership shall issue to MART additional Units in an amount equal to the quotient (rounded to the nearest whole number) arrived at by dividing (i) the total debt assumed by MART (including any interest obligation) by (ii) the Market Price.

                    (e) In all other cases, OP Units, Preference Units, and/or Other Securities as determined by the General Partner, in its sole and absolute discretion, to existing or newly-admitted Partners (including itself) in exchange for Capital Contributions or additional Capital Contributions by a Partner (the "Contributing Partner") to the Partnership.

               5.3 Redemption and Repurchase of Units. Notwithstanding any other provision of this Agreement, in the event of the repurchase or redemption for cash by MART of issued and outstanding (a) Common Shares or (b) other securities with respect to which the Partnership had previously issued Preference Units or Other Securities to MART, then, in such event, the Partnership shall concurrently therewith provide to MART cash in an amount equal to the funds required by MART to effect such redemption and/or distribution (including all costs and other charges related thereto), and cancel a number of OP Units, Preference Units and/or Other Securities equal to the number of Common Shares, Preferred Shares or other securities redeemed or repurchased by MART.

               5.4 Debentures. In partial consideration of MART's Capital Contribution, the Partnership hereby absolutely, unconditionally and irrevocably expressly assumes and agrees to pay, as and when due, all amounts required to be paid by MART under MART's outstanding Convertible Debentures (the "Debentures") including all principal, interest, and other charges payable thereunder. Upon the exercise by any Debenture holder of the right to convert its Debentures into Common Shares, the Partnership will issue to MART a number of OP Units equal to the number of Common Shares issued by MART to each such Debenture holder.

               5.5 Loans by General Partner. The General Partner may loan to the Partnership the net proceeds of any loans obtained or debt securities issued by MART, provided that the terms of such loans to the Partnership are substantially equivalent to the corresponding loan obtained or debt securities issued by MART.

          6. REDEMPTION RIGHTS. Unless otherwise specified in writing by the General Partner, the following provisions shall apply:

               6.1 Partner Put. Commencing from and after the second anniversary of the date that a Limited Partner shall have been admitted as a Partner of the Partnership (the "Admission Date"), such Partner (the "Putting Partner") shall have the right (a "Partner Put") to require the Partnership to repurchase during any two-year period up to 20% of the number of OP Units issued to such Partner. The Partner Put may be exercised upon not less than 60 days prior written notice to the Partnership (a "Put Notice") setting forth the number of OP Units to be repurchased by the Partnership pursuant to the Partner Put.

               6.2  Partnership  Call.  The  Partnership  will have the right (a
"Partnership Call") upon the death of an individual Partner or upon the termination, dissolution, liquidation or other termination of existence of any Partner that is an entity, upon not less than 30 days prior written notice (a "Call Notice") to the heirs, personal representatives or estate of an OP Unit holder, to repurchase all or part of the OP Units held by such Partner (the "Call Partner") at any time within one year after the later of the occurrence of such event or the date that the Partnership is notified of such occurrence by or on behalf of such Partner. A Call Notice shall set forth the number of OP Units the Partnership will repurchase pursuant to the Partnership Call.

          6.3 Settlement.

               (a) Settlement for the repurchase of any OP Units by the Partnership pursuant to a Partner Put or a Partnership Call shall take place at the principal offices of the Partnership on the 60th day after the Put Notice is given or on the 30th day after the Call Notice is given, as the case may be.

               (b) The purchase of any OP Unit pursuant to a Partner Put or a Partnership Call shall be at a price (the "Redemption Price") equal to the Market Price per Common Share on the date the Put Notice or the Call Notice, as the case may be, is given.

               (c) At the settlement of any Partner Put or Partnership Call, the Partnership shall pay to the OP Unit holder in cash an amount equal to 10% of the Redemption Price and shall deliver to the OP Unit holder a promissory note of the Partnership in the principal amount equal to the balance of the Redemption Price (the "Redemption Note"). The Redemption Note shall provide among other things, that (i) payments shall be made in ten equal consecutive annual installments, together with interest on the unpaid balance at an interest rate per annum equal to the rate of interest in effect from time to time under MART's line of credit with its principal lender; (ii) the Partnership shall have an unlimited right of prepayment without penalty; (iii) at the option of the holder, in the event of default in the payment of any installment of principal or interest, the holder may accelerate all amounts payable under the Redemption Note; (iv) the Redemption Note may be assumed by MART; and the Redemption Note shall otherwise be in the form attached hereto as Exhibit A.

          6.4 Assumption by MART. Anything in this Agreement to the contrary notwithstanding, MART shall have the right at its option at any time to assume all or any part of the Partnership's obligation to repurchase Units under this
Section 6, to pay all or any part of the Redemption Price, or to pay all or any part of any Redemption Note. If MART elects to assume any such obligation, MART shall have the right, upon notice to the Putting Partner or the Call Partner, as the case may be, to pay all or part of the Redemption Price by issuance to such Partner of a number of Common Shares equal to the amount to be so paid divided by the Market Price per Common Share on the date such notice is given. If MART elects to pay such obligation in cash, the Partnership shall loan to MART an amount in cash equal to the obligation to be paid by MART; in such event, MART shall discharge such loan by surrender to the Partnership of OP Units acquired in connection therewith.

          6.5 Limit on Redemptions. Notwithstanding the provisions of Section 6.4, if MART assumes the obligation to pay all or any part of the Redemption Price and elects to make such payment in Common Shares, then, to the extent that the delivery of Common Shares in payment of the redemption price would result in any person, entity, or group being the Beneficial Owner of Common Shares in excess of the applicable Ownership Limit or otherwise cause such Common Shares to be Excess Shares, such portion of the Partner Put shall be deemed to be canceled and neither MART nor the Partnership shall be obligated to repurchase OP Units or to deliver Common Shares in connection with such canceled portion of the Partner Put. For the purposes of this Agreement, the terms "Beneficial Owner of Common Shares", "Common Shares", "Ownership Limit", and "Excess Shares" shall have the meanings set forth in MART's Declaration of Trust.

          7. ALLOCATIONS.

               7.1 Profits. After giving effect to the allocations set forth in Sections 7.3, 7.4 and 12.2(c) below, Profits for any fiscal year shall be allocated:

                    (a) First to the Partners owning Preference Units in such amounts as may be required to carry out the terms of each such Preference Unit; and

                    (b) The balance shall be allocated to the Partners owning OP Units, pro rata, in accordance with the respective number of OP Units held by each such Partner.

               7.2 Losses. After giving effect to the special allocations set forth in Sections 7.3, 7.4 and 12.2(c) below, Losses for any fiscal year shall be allocated:

                    (a) First to the Partners owning Preference Units in such amounts as may be required to carry out the terms of each such Preference Unit; and

                    (b) The balance shall be allocated to the Partners owning OP Units, pro rata, in accordance with the respective number of OP Units held by each such Partner.

                    (c) Provided, however, that the Losses so allocated shall not exceed the maximum amount of Losses that can be so allocated without causing any Limited Partner to have an Adjusted Capital Account Deficit at the end of any fiscal year; and provided further that all Losses in excess of the limitations set forth in this Section shall be allocated to the General Partner.

               7.3 Special Allocations. The following special allocations shall be made in the following order:

                    (a) Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding any other provision of this
Section 7, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

                    (b) Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this Section 7, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(i)(2). This Section is intended to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                    (c)  Qualified  Income  Offset.  In the  event  any  Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1 (b)(2)(ii)(d)(4), Section 1.704-1
(b)(2)(ii)(d)(5), or Section 1.704-1 (b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for this Section 7 have been tentatively made, as if this Subsection were not in the Agreement.

                    (d) Gross Income Allocation. In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704 2(g)(1 ) and 1 .704-2(i)(5), each such Partner shall be specifically allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Subsection shall be made only if and to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 7 have been made as if Section 7.3(c) hereof and this Subsection were not in the Agreement.

                    (e) Preferential Gross Income Allocations. If and to the extent Partners receive distributions with respect to Preferred Units from the Partnership (other than distributions pursuant to Section 12.2(c) in final liquidation of the Partnership), each such Partner shall be allocated an equal amount of Partnership gross income prior to any allocations of Profit and Loss pursuant to Sections 7.1 and 7.2 above. For purposes of this Subsection, any payment with respect to a Preference Unit that, under the applicable Preference Unit Certificate or Other Securities Certificate, as the case may be, constitutes a payment in redemption of such Preference Unit shall not be considered a distribution except to the extent such payment is specifically attributable to accrued and unpaid preferred distributions with respect to such Preference Unit provided for in such Certificate.

                    (f) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year shall be allocated among the Partners in accordance with their respective Percentage Interests.

                    (g) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i)(1).

                    (h) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to- Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1 (b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specifically allocated to the Partners in accordance with their respective Partnership Interest in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or the Partner to whom such distribution was made in the event that Regulations Section 1.704-1
(b)(2)(iv)(m)(4) applies.

               7.4 Curative Allocations. The allocations set forth in Sections 7.2(c), 7.3(a), 7.3(b), 7.3(c), 7.3(d), 7.3(f), 7.3(g) and 7.3(h) above (the
"Regulatory Allocations") are intended to comply with certain requirements of the Regulations under Sections 704(b) and 514(c)(9)(E) of the Code. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Subsection. Therefore, notwithstanding any other provision of this Section 7 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 7.1, 7.2(a), 7.2(b) and
Section 7.3(e), and so that, to the greatest extent possible, such allocations comply with the Regulations under Code Section 514(c)(9)(E). In exercising its discretion under this Subsection, the General Partner shall take into account future Regulatory Allocations under Sections 7.3(a) and 7.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 7.3(f) and 7.3(g) and/or distributions of the Partnership which are included in a Partner's share of the Partnership's Partnership minimum gain or Partner nonrecourse minimum gain.

               7.5 Tax Allocations: Code Section 704(c).

                    (a) Income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for Federal income tax purposes and its initial Gross Asset Value in accordance with any permissible manner or manners under Code Section 704(c) and the Regulations thereunder.

                    (b) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of "Gross Asset Value" contained in
Section 2 above, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for Federal income tax purposes and its Gross Asset Value in the same manner or manners permitted under Code Section 704(c) and the Regulations thereunder.

                    (c) Any elections or other decisions relating to such allocations shall be made by the General Partner in any permissible manner under the Code or the Regulations that the General Partner may elect in its sole discretion. Allocations pursuant to this Section are solely for purposes of Federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision in this Agreement.

          8. DISTRIBUTIONS; GUARANTEED PAYMENTS.

               8.1 Available Cash. As used in this Agreement, "Available Cash" shall mean all cash receipts of the Partnership from whatever source during the period in question in excess of all cash obligations of the Partnership, including, without limitation, repayment by the Partnership of principal on debts and advances, capital expenditures, and the establishment or increase of any reserves for any purpose including but not limited to capital improvements and future acquisitions.

               8.2 Distributions. The General Partner shall make distributions of cash to the Partners not less frequently than quarterly to the extent such funds are available therefor from the Available Cash of the Partnership. Except as required by the provisions of any Preference Units, all such distributions shall be paid to all OP Unit holders on a pro rata basis.

               8.3 Limitation on Distributions. The right of any Partner to receive distributions of any nature pursuant to the terms of this Agreement shall be subject to the terms of any agreement between such Partner and the Partnership limiting, restricting or providing rights of set-off with respect to such distributions.

               8.4 Certain Guaranteed Payments. Notwithstanding Section 8.2, subject to the second sentence of this Section 8.4, for each calendar quarter until the first quarter in which the distribution per OP Unit equals twenty-six cents ($0.26), the Partnership shall make a guaranteed payment to each Initial Unrelated Limited Partner, in an amount equal to the least amount necessary to assure that the total of distributions for such quarter and the guaranteed payment described herein for such quarter is not less than the mathematical product of: (a) the number of OP Units issued to such Partner in exchange for such Partner's contribution referred to in Section 3.1; and (b) twenty-six cents ($0.26). For purposes of the preceding sentence: (x) each successor (other than MART or any affiliate of MART) to any OP Unit so issued shall be considered an Initial Unrelated Limited Partner, and (Y) in the case of the calendar quarter during which the OP Units are issued to the Initial Unrelated Limited Partners, the reference to "twenty-six cents" shall be replaced with a reference to the mathematical product of such figure and the fraction having: (i) as numerator, the number of days in such quarter which include or follow the date of such issuance; and (ii) as denominator, the total number of days in such quarter.

          9. MANAGEMENT OF PARTNERSHIP.

               9.1 General Partner. Except as otherwise expressly provided herein, the General Partner shall have the exclusive right to manage the Partnership business, to make, in its sole and absolute discretion, all decisions and determinations to be made by the Partnership, to transact all business on behalf of the Partnership, to execute all instruments in the Partnership name, and, except as may be specifically limited by this Agreement or by law, to exercise all rights and powers of the Partnership in the conduct of the Partnership's business. All actions taken by a person in his capacity as a trustee, director, officer, shareholder or employee of the General Partner shall be the action of the General Partner. The General Partner is specifically authorized to take any and all of the actions set forth in Section 9-301(c) of the Corporations and Associations Article of the Maryland Annotated Code.

               9.2 Limited Partners. Except for the right of the Limited Partners to vote on certain matters as specifically provided for in the Act or this Agreement, the Limited Partners shall take no part in the conduct or control of the Partnership's business and shall have no right or authority to act for or bind the Partnership.

               9.3 Liability of General Partner. The General Partner shall not be liable or accountable, in damages or otherwise, to the Partnership or to any Partner for any error of judgment or for any mistakes of fact or law or for anything which it may do or refrain from doing in connection with the business and affairs of the Partnership except in the case of fraud, breach of fiduciary duty or breach of this Agreement. The General Partner shall not have any personal liability for the return of any Limited Partner's Capital Contribution.

               9.4 Indemnity. The Partnership shall indemnify and shall hold the General Partner (which includes its trustees, directors, officers, shareholders and employees) harmless from and against, and shall advance sums to the General Partner in respect to any and all claims, actions, proceedings losses, liabilities, damages or expenses (the "Losses"), including without limitation legal fees, costs of investigation and defense, and sums expended in settlement of any claim incurred by it by reason of any action taken or not taken by the General Partner; provided, however, that the Partnership shall not be required to indemnify the General Partner with respect to any Losses resulting from the General Partner's fraud, breach of fiduciary duty or breach of this Agreement. The General Partner shall be entitled to reimbursement from the Partnership for any amounts paid by it in satisfaction of indemnification obligations owed by the General Partner to present or former trustees or directors of the General Partner, as provided for in or pursuant to the Declaration of Trust and By-Laws of the General Partner. The right of indemnification set forth in this Section shall be in addition to (but not duplicative of) any rights to which the person or entity seeking indemnification may otherwise be entitled and shall inure to the benefit of the successors and assigns of any such person or entity. No Partner shall be personally liable with respect to any claim for indemnification pursuant to this Section, but such claim shall be satisfied solely out of assets of the Partnership.

               9.5 Other Activities of Partners and Agreements with Related Parties. The General Partner shall devote its full-time efforts in furtherance of the Partnership business. The fact that a Partner, or a director, officer, or stockholder of a Partner, is directly or indirectly interested in or connected with any person or entity employed by the Partnership or from which the Partnership may buy merchandise or other property, obtain services, lease property or otherwise contract, shall not prohibit the General Partner and/or the Partnership from employing such person or entity or from otherwise dealing with him or it, provided that amounts charged are fair and reasonable to the Partnership and reflect the fair charge therefor, and neither the Partnership nor the Partners shall have any rights in or to any income or profits derived therefrom. In the event any such Partner or firm of the Partner is employed by the Partnership, such Partner shall not be deemed to be acting in his or its capacity as a Partner in connection with such employment.

               9.6 Other Matters Concerning the General Partner. The General Partner may exercise any of the powers granted or perform any of the duties imposed by this Agreement either directly or through agents. The General Partner may consult with counsel, accountants, appraisers, management consultants, investment bankers and other consultants selected by it, each of whom may serve as consultants for the Partnership. An opinion by any consultant on a matter which the General Partner believes to be within its professional or expert competence shall be full and complete protection as to any action taken or omitted by the General Partner based on the opinion and taken or omitted in good faith. The General Partner shall not be responsible for the misconduct, negligence, acts or omissions of any consultant or contractor of the Partnership or of the General Partner, and shall assume no obligations other than to use due care in the selection of all consultants and contractors.

               9.7 Management Contract.

                    (a) The General Partner may engage and retain one or more persons or entities to render special services, including, but not limited to, leasing, brokerage and property management services, to the Partnership. Such persons or entities may be a General or Limited Partner in the Partnership, and if such person be a Partner, his right to any salary or other compensation for said services and the amount thereof shall be subject to the determination of the General Partner and shall be not less favorable to the Partnership than the amount which would be payable for such services to an unrelated third party for comparable services.

                    (b) The General Partner, on behalf of the Partnership, shall enter into a contract with MART or a subsidiary of MART for management and brokerage services relating to the properties of the Partnership. Such contract shall provide that the Manager shall be paid with respect to each Property management fees which may be based on a percentage of gross rentals and customary brokerage commissions, provided, however, that the management and brokerage services shall be provided by MART to the Partnership at MART's cost. MART shall also be entitled to compensation for the general and administrative expenses of MART.

               9.8 General Partner Expenses and Liabilities. All costs and expenses incurred by MART in connection with its activities as the General Partner hereunder, all costs and expenses incurred by MART in connection with its continued corporate existence, qualification as a real estate investment trust under the Code and otherwise, and all other liabilities incurred or suffered by the General Partner in connection with the pursuit of its business and affairs as contemplated hereunder and in connection herewith, which are not otherwise paid for by management contracts entered into between MART and any other entity, shall be paid (or reimbursed to MART, if paid by MART) by the Partnership.

               9.9 General Partner Assets. The General Partner shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition and disposition of interests in the Partnership and the management of the business of the Partnership,  and such activities as are incidental thereto.  Except for
(i) its ownership of a one percent (1%) or smaller interest in certain partnerships, interests in which are included in the contributions referred to in Section 3.1, or in subsequent contributions to the Partnership, and (ii) all of the outstanding equity interests in subsidiaries or partnerships which themselves have no assets or liabilities other than (A) OP Units, and (B) assets and liabilities, the beneficial interest in which have been assigned to the Partnership, the assets of the General Partner shall be limited to interests in the Partnership and such bank accounts or similar instruments or accounts as it deems necessary to carry out its responsibilities contemplated under this Agreement and its organizational documents.

          10. ACCOUNTING.

               10.1 Fiscal Year. The fiscal year and taxable year of the Partnership (the "fiscal year") shall end on the last day of December of each year, unless another fiscal year end is selected by the General Partner.

               10.2 Books of Account. The Partnership books of account shall be maintained at the principal office designated in Section 1 above or at such other locations and by such person or persons as may be designated by the General Partner. The Partnership shall pay the expense of maintaining its books of account. Each Partner shall have, during reasonable business hours and upon reasonable prior notice, access to the books of the Partnership and in addition, at its expense, shall have the right to copy such books. The General Partner, at the expense of the Partnership, shall cause to be prepared and distributed to the Partners annual financial data sufficient to reflect the status and operations of the Partnership and its assets and to enable each Partner to file its federal income tax return, including, but not limited to, audited financial statements of the Partnership and copies of all federal and state tax and information returns filed by the Partnership.

               10.3 Banking. The funds of the Partnership shall be kept in accounts designated by the General Partner and all withdrawals therefrom shall be made on such signature or signatures as shall be designated by the General Partner.

               10.4 Method of Accounting. The Partnership books of account shall be maintained and kept, and its income, gains, losses and deductions shall be accounted for, in accordance with sound principles of accounting consistently applied, or such other method of accounting as may be adopted hereafter by the General Partner. All elections and options available to the Partnership for Federal or state income tax purposes shall be taken or rejected by the Partnership in the sole discretion of the General Partner.

               10.5 Section 754 Election. In case of a distribution of property made in the manner provided in Section 734 of the Code (or any similar provision enacted in lieu thereof, or in the case of a transfer of any interest in the Partnership permitted by this Agreement made in the manner provided in Section 743 of the Code (or any similar provision enacted in lieu thereof), the General Partner, on behalf of the Partnership, will file an election under Section 754 of the Code (or any similar provision enacted in lieu thereof) in accordance with the procedures set forth in the applicable Regulations.

               10.6 Tax Matters Partner. The General Partner is hereby designated the Tax Matters Partner (hereinafter referred to as the "TMP") of the Partnership and shall have all the rights and obligations of the TMP under the Code.

               10.7 Administrative Adjustments. If the TMP receives notice of a Final Partnership Administrative Adjustment (the "FPAA") or if a request for an administrative adjustment made by the TMP is not allowed by the United States Internal Revenue Service (the "IRS") and the IRS does not notify the TMP of the beginning of an administrative proceeding with respect to the Partnership's taxable year to which such request relates (or if the IRS so notifies the TMP but fails to mail a timely notice of an FPAA), the TMP may, but shall not be obligated to, petition a Court for readjustment of partnership items. In the case of notice of an FPAA, if the TMP determines that the United States District Court or Claims Court is the most appropriate forum for such a petition, the TMP shall notify each person who was a Partner at any time during the Partnership's taxable year to which the IRS notice relates of the approximate amount by which its tax liability would be increased (based on such assumptions as the TMP may in good faith make) if the treatment of partnership items on his return was made consistent with the treatment of partnership items on the Partnership's return, as adjusted by the FPAA. Unless each such person deposits with the TMP, for deposit with IRS, the approximate amount of his increased tax liability, together with a written agreement to make additional deposits if required to satisfy the jurisdictional requirements of the Court, within thirty days after the TMP's notice to such person, the TMP shall not file a petition in such Court. Instead, the TMP may, but shall not be obligated to, file a petition in the United States Tax Court.

          11. TRANSFERS OF PARTNERSHIP INTERESTS.

               11.1 General Partner. In no event may the General Partner at any time assign, mortgage, sell, transfer, pledge, grant a security interest in, hypothecate or otherwise encumber of all or any portion of its Units except by operation of law or to a subsidiary or affiliate of the General Partner.

               11.2 Limited Partners.

                    (a) The Limited Partners may not at any time assign, mortgage, sell, transfer, pledge, grant a security interest in, hypothecate or otherwise encumber (a "transfer") all or any portion of Units except in the manner specifically provided in this Section 11.

                    (b) Anything in this Agreement to the contrary notwithstanding, a Limited Partner may not transfer Units for a period of two years after such Units are acquired (the "Holding Period"), without the consent of the General Partner, which may be unreasonably withheld.

               11.3  Family  Transfers.  After  the  expiration  of the  Holding
Period, a Limited Partner may, without the consent of the General Partner, transfer all or some of its Units to members of the Limited Partner's immediate family or to a trust established for such purpose for estate planning purposes.

               11.4 Assignments. No assignee or Fiduciary (as defined in Section 11.7) of the whole or any portion of a Limited Partner's Partnership Interest shall have the right to become a Limited Partner unless and until it complies with all of the conditions described in Section 11.5 hereof. No assignee of a Limited Partner's Partnership Interest shall have the right to participate in the Partnership, inspect the books of account of the Partnership or exercise any other rights of a Limited Partner until admitted as a Limited Partner. Notwithstanding the General Partner's failure or refusal to admit an assignee as a Limited Partner, such assignee shall be entitled to receive the assigning Limited Partner's share of Profits and Losses, distributions of Available Cash and distributions upon winding up, and, upon demand, may receive copies of all reports thereafter delivered by the General Partner to the Limited Partners, provided that the Partnership shall have first received notice of such assignment in form and content acceptable to the General Partner, all required consents thereto shall have been obtained, and all conditions precedent thereto shall have been satisfied.

               11.5 Permitted Transfers. Except as provided in Section 11.3 hereof, a Limited Partner may not transfer its Units, in whole or in part, to a third party without the prior written consent of the General Partner. Any transfer of the Partnership Interest, in whole or in part, of a Limited Partner shall not be effective unless: (a) an executed or authenticated copy of the instrument of assignment is delivered to the General Partner and the General Partner's consent is indicated thereon in writing and on signed on behalf of the General Partner; (b) the transfer of the Partnership Interest will not violate the Securities Act of 1933, as amended, or applicable state securities laws;
(c) after such transfer, the Partnership will continue to be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation; (d) such transfer, when taken together with other prior transfers, if any, will not result in a "termination" of the Partnership for Federal income tax purposes; (e) the transferee shall pay all of the Partnership's reasonable costs and expenses in connection with such transfer, including the fees and expenses of counsel to the Partnership; and (f) the transferee executes and agrees to be bound by all the terms and conditions of this Agreement. The General Partner, in its sole and absolute discretion, may require, as a condition of any such transfer, that the Partnership receive a favorable opinion of its counsel, at the sole cost and expense of the transferor, as to the matters described in clauses (b), (c), and (d) of this Section. Upon satisfaction of the requirements of this Section 11.5, the assignee shall be admitted as a Limited Partner in the Partnership.

               11.6 Effect of Transfers. No transfer of a Partnership Interest shall be effective unless and until such transfer is recorded in the books of the Partnership. Any transfer effected in accordance with the terms hereof shall become effective as of the last day of the month set forth on the written instrument of transfer or such other date consented to in writing by the General Partner (the "Effective Date"). The Partnership and the General Partner shall be entitled to treat the transferor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for the allocation of Profits and Losses and distributions to such transferor, until all conditions for a transfer have been satisfied in a manner acceptable to the General Partner and until the "effective date" of the transfer.

               11.7 Transfer upon Death or Determination of Incompetency. In the event that a Limited Partner dies or is determined to be incompetent, his or her Partnership Interest may be transferred as follows:

                    (a) If a Limited  Partner  shall die,  his or her  executor, personal representative, administrator, or if a Limited Partner shall be adjudicated incompetent by a court of competent jurisdiction, his or her guardian, conservator or other validly appointed legal representative (in each of the preceding examples, the representative is referred to as the "Fiduciary"), the Fiduciary shall become an "assignee" of the Limited Partner. If such assignee satisfies the requirements of 11.5(b) through (f) such assignee shall be admitted as a Limited Partner in the Partnership.

                    (b) Anything in this Agreement to the contrary notwithstanding, each Limited Partner shall have the right to designate in his Last Will and Testament his successor (or successors) to his Partnership Interest in accordance with the provisions of Section 1.706- 1(c)(3)(iii) of the Regulations, and each such successor shall, upon the death of such Limited Partner, be substituted for and have all the rights and all of the obligations of the Limited Partner, provided that such successor complies with all of the provisions set forth in Section 11.5(b) through (f).

               11.8 Ownership Limit. In no event will the Partnership be required to recognize any transfer of a Limited Partner's Partnership Interest if upon such a transfer the transferee would be deemed to be the beneficial owner of Common Shares in excess of the Ownership Limit contained in Article VI of MART's Declaration of Trust.

          12. TERMINATION, LIQUIDATION AND DISSOLUTION OF PARTNERSHIP.

               12.1 Termination Events. The Partnership shall be dissolved and its affairs wound up in the manner hereinafter provided only upon the earliest to occur of the Expiration Date; or the agreement to dissolve by Partners owning at least 80% of the Percentage Interests.

               12.2 Method of Liquidation. Upon the happening of any of the events specified in Section 12.1 above, the General Partner (or if there be no General Partner, a liquidating trustee selected by those Limited Partners holding in the aggregate more than 50% of the Percentage Interests held by all Limited Partners) shall immediately commence to wind up the Partnership's affairs and shall liquidate the assets of the Partnership as promptly as possible, unless the General Partner, or the liquidating trustee, shall determine that an immediate sale of Partnership assets would cause undue loss to the Partnership, in which event the liquidation may be deferred for a reasonable time. The Partners shall continue to share in the Profits and Losses during the period of liquidation in the same proportions as before dissolution (subject to Section 12.2(c) below). The proceeds from liquidation of the Partnership, including repayment of any debts of Partners to the Partnership, shall be applied in the order of priority as follows:

                    (a) First to the debts and other obligations of the Partnership, including repayment of principal and interest on loans and advances made by the General Partner pursuant to Section 5.5 above;

                    (b) then to the establishment of any reserves deemed necessary or appropriate by the General Partner, or by the person(s) winding up the affairs of the Part- nership in the event there is no remaining General Partner of the Partnership, for any contingent or unforeseen liabilities or obligations of the Partnership. Such reserves established hereunder shall be held for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the General Partner, or such person(s) deems advisable, the balance of such reserves shall be distributed in the manner provided hereinafter in this Section as though such reserves had been distributed contemporaneously with the other funds distributed hereunder; and

                    (c) then to the Partners in accordance with their respective
Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods. In connection therewith, income, gain and loss of the Partnership (and to the extent necessary to achieve the purposes hereof, items of gross income and deduction) with respect to the sale or other disposition of all or substantially all of the Partnership's assets and/or the Partnership's operations in connection therewith (whether or not attributable to the taxable year in which the distribution pursuant to this subsection is to be made or a preceding taxable year) shall be allocated among the Partners so that each Partner's Capital Account shall equal, after taking into account the prior balance (positive or negative) in such Partner's Capital Account and the effect of such allocation, the amount that such Partner would be entitled to receive if the Partnership were to make a distribution to the Partners pursuant to the provisions of Section 8 hereof in an amount equal to the remaining liquidation proceeds to be distributed under this Section.

               12.3 Date of Termination. The Partnership shall be terminated when all notes received in connection with such disposition have been paid and all of the cash or property available for application and distribution under
Section 12.2 above (including reserves) shall have been applied and distributed in accordance therewith.

               12.4 Continuation of Business upon Dissolution. If the Partnership is dissolved for any reason, a successor general partner may be admitted as General Partner hereunder within 90 days after such dissolution, effective as of the date of such dissolution, with the written consent of all of the remaining Partners. In such event, the business of the Partnership shall be continued and the Partnership's assets shall not be liquidated. The Partners hereby agree that if the holders of a majority of the Percentage Interests elect to continue the business pursuant to this Section 12.4, the remaining Partners will hereby be deemed to have consented to continue the business pursuant to this Section 12.4.

               12.5 Death, Legal  Incompetency,  Etc. of a Limited Partner.  The
death,  legal  incompetency,   insolvency,   dissolution  or  bankruptcy  of  an
individual Limited Partner shall not dissolve or terminate the Partnership.

          13. POWER OF ATTORNEY.

              Each Limited Partner hereby irrevocably constitutes and appoints the President of the General Partner with full power of substitution, its true and lawful attorney, for him and in his name, place and stead and for his use and benefit, to sign, swear to, acknowledge, file and record: (a) this Agreement, and subject to Section 14 below, amendments to this Agreement; (b) any certificates, instruments and documents (including assumed and fictitious name certificates) as may be required by, or may be appropriate under, the laws of the State of Maryland or any other State or jurisdiction in which the Partnership is doing or intends to do business, in order to discharge the purposes of the Partnership or otherwise in connection with the use of the name or names used by the Partnership; (c) any other instrument which may be required to be filed or recorded by the Partnership on behalf of the Partners under the laws of any State or by any governmental agency in order for the Partnership to conduct its business; (d) any documents which may be required to effect the continuation of the Partnership, the admission of a substitute or additional Partner, or the dissolution and termination of the Partnership, provided such continuation, admission or dissolution and termination is not in violation of any provision of this Agreement; and (e) any documents which may be required or desirable to have the General Partner appointed, and act as, the "Tax Matters Partner" as described in the Code; provided, however, that the foregoing shall not authorize any action which would increase the obligation of a Limited Partner to contribute to the Partnership or the responsibility of a Limited Partner for any liabilities of the Partnership unless it is specifically authorized by each Limited Partner whose such obligation or responsibility would be so increased. The foregoing grant of authority is a special power of attorney coupled with an interest, is irrevocable and shall survive the death or incapacity of any individual Limited Partner, and shall survive the delivery of any assignment by a Limited Partner of the whole or any portion of his interest in the Partnership.

          14. AMENDMENT OF AGREEMENT.

               14.1 This Agreement may be amended from time to time by the General Partner without the consent of any of the Limited Partners: (a) to add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners; (b) to cure any ambiguity, to correct or supplement any provision herein, or to make any other provision with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; and (c) to admit any person as a Limited Partner, or to permit the withdrawal of a Limited Partner, pursuant to this Agreement; provided, however, that, except as otherwise provided herein, no such amendment shall affect the limited liability of the Limited Partners, the obligation of a Limited Partner to contribute to the Partnership, the status of the Partnership as a partnership for federal income tax purposes, or otherwise materially adversely affect the Limited Partners.

               14.2 Except as provided in Section 14.1 hereof, this Agreement may be amended only in writing and with the prior written consent of the General Partner and the prior written consent of Partners owning a majority of the Percentage Interests, except that any amendment to this Agreement which (a) increases the obligation of any Limited Partner to contribute to the Partnership, (b) increases the responsibility of any Limited Partner as such for liabilities of the Partnership, (c) materially alters the guaranteed payments or redemption payments to which a Partner is entitled, (d) materially alters the rights of the holders of OP Units to receive distributions with respect to the OP Units on a pro rata basis (other than amendments to make guaranteed payments to Partners in connection with contributions of property to the Partnership), or
(e) materially alters the allocation to a Partner of items of income, gain, loss, deduction or credit to which a Partner is entitled, shall require the written consent of a majority in interest of the Partners who would be similarly affected by such amendment. Notwithstanding the foregoing, the Partners acknowledge that factors such as the distributions and allocations may be adversely affected by such actions as, among other things, authorized Partnership transactions, admissions of new Partners, contributions of property to the Partnership, issuances of new OP Units and/or Preference Units, and redemptions of OP Units and Preference Units (whether or not required by Section 6); the Partners agree that notwithstanding any other provision of this Agreement, but subject to the General Partner's performance of its fiduciary duties, any such amendment to the Partnership Agreement necessary to accomplish any such action shall not require the consent of any Limited Partner.

          15. MISCELLANEOUS.

               15.1 Notices. Any notice or other communication provided for or required by this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or by facsimile transmission, and on the first business day after sent by overnight courier (such as Federal Express), or after deposit in the United States Mail, certified or registered, return receipt requested, postage prepaid, properly addressed to the Partner to whom such notice is intended to be given at the address for the Partner set forth on Schedule A to this Agreement, or at such other address as such person shall have previously furnished in writing to the Partnership and each Partner, and to the General Partner at its principal office.

               15.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Partnership, the Partners and their respective successors, assigns, heirs, legal representatives, executors and administrators.

               15.3 Duplicate Originals For the convenience of the Partners, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one Agreement.

               15.4 Construction. The titles of the Sections and the subsections herein have been inserted as a manner of convenience of reference only and shall not control or affect the meaning or construction of any of the terms of the provisions herein.

               15.5 Governing Law. The Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

               15.6 Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as, in the opinion of the General Partner, are of may become necessary or desirable to effectuate and carry out the Partnership as provided for by this Agreement.

               15.7 General Partner as Limited Partner. If the General Partner has an interest as a Limited Partner in the Partnership, the General Partner shall, with respect to such interest, enjoy all of the rights and be subject to all of the obligations and duties of a Limited Partner.

               15.8 Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and such provision shall be construed in such manner as to avoid such effect.

               15.9 Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

               15.10 No Third Party Beneficiary. The terms and provisions of this Agreement are for the exclusive use and benefit of General Partner and the Limited Partners and shall not inure to the benefit of any other person or entity.

               15.11 Purchase for Investment. Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

               15.12 Waiver. No consent to or waiver of any breach or default hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default hereunder.

               15.13 Time of Essence. Time is hereby expressly made of the essence with respect to the performance by the parties of their respective obligations under this Agreement.


                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have executed this Certificate and Agreement of Limited Partnership, under seal, on the day and year first above written.

WITNESS:                                  GENERAL PARTNER:
                                          MID-ATLANTIC REALTY TRUST


________________________                  By:_________________________(SEAL)
                                             F. Patrick Hughes, President
________________________
         Date

                                          LIMITED PARTNER:


_________________________                 ____________________________(SEAL)
Number of Units


_________________________                 __________________________________
Social Security or TIN                               Print Name

_________________________                 __________________________________
Telephone Number                                        Address

_________________________                 __________________________________
         Date


C66394k.607 R:1

                                   Schedule 1


                                            CAPITAL                   OP
NAME                                     CONTRIBUTION               UNITS

Jack H. Pechter
40 York Road
Towson, Maryland 21204
SS#:     ###-##-####

Martin H. Pechter
11 Merry Hill Court
Baltimore, Maryland 21208
SS#:     ###-##-####

Jeffrey S. Pechter
8612 Keller Avenue
Stevenson, Maryland 21153
SS#:     ###-##-####

Shelly Pechter Himmelrich
8408 Park Heights Avenue
Baltimore, Maryland 21208
SS#:     ###-##-####

Trust F/B/O Melissa Pechter
c/o Jack H. Pechter
40 York Road
Towson, Maryland 21204
ID#:

Marilyn Pechter
6 Talton Court
Baltimore, Maryland 21208
SS#:     ###-##-####

Pechter Family
Limited Partnership
40 York Road
Towson, Maryland 21204
ID#:

Tripec Associates
Limited Partnership
40 York Road
Towson, Maryland 21204
ID#:

                                            CAPITAL                   OP
NAME                                     CONTRIBUTION               UNITS

Radcliffe Properties, Inc.
40 York Road
Towson, Maryland 21204
ID#:

Victor Cohen
Irrevocable Trust
5125 Rolling Avenue
Baltimore, Maryland 21210
ID#:

Emmanuel Glasser
2402 Velvet Valley Way
Owings Mills, Maryland 21117
SS#:     ###-##-####

Nancy Cohen
5125 Rolling Avenue
Baltimore, Maryland 21210
SS#:

TSC Associates
c/o Jean Schreibman
1 Gristmill Court, Apt. 501
Baltimore, Maryland 21208
ID#:

Albert Perlow and
Sonia Barbara Perlow
7930 Winterset Avenue
Baltimore, Maryland 21208
SS#:     ###-##-####
SS#:     ###-##-####

Morton Greenberg
19572 Planters Point Drive
Boca Raton, Florida 33434
SS#:     ###-##-####

Ronald Weitzman
3309 Terrapin Road
Baltimore, Maryland 21208
SS#:     ###-##-####

                                            CAPITAL                   OP
NAME                                     CONTRIBUTION               UNITS

TSFP Associates
c/o I. Gerald Sidle
1 Roland Brook Court
Lutherville, Maryland 21093
ID#:

Dora Schwartz
14 Tavo Court
New City, New York 10956
SS#:     ###-##-####

Stuart Weitzman
11906 Ridge Valley Road
Owings Mills, Maryland 21117
SS#:     ###-##-####

Robert Meyers
12757 Folly Quarter Road
Ellicott City, Maryland 21042
SS#:     ###-##-####

Darrell Friedman
3508 Bonfield Road
Baltimore, Maryland 21208
SS#:     ###-##-####

Ben Schreibman
1 Gristmill Court, Apt. 501
Baltimore, Maryland 21208
SS#:     ###-##-####

Saul Offit
12 Talton Court
Baltimore, Maryland 21208
SS#:     ###-##-####

Non-Exempt Marital Trust u/w Albert Weitzman
c/o Sidney Weiman, Esquire
Levin & Gann, P.A.
900 Mercantile Bank & Trust Building
2 Hopkins Plaza, Suite 900
Baltimore, Maryland 21201
ID#:

                                            CAPITAL                   OP
NAME                                     CONTRIBUTION               UNITS

Mid-Atlantic Realty Trust
170 W. Ridgely Road, Suite 300
Lutherville, Maryland 21093
ID#:

                                  Exhibit (c)3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Partners
JHP Commercial Properties:



          We consent to the incorporation by reference in the registration statements on Form S-3 (Nos. 33-66386 and 333-20813) and registration statements on Form S-8 (Nos. 33-58465 and 333-12161) of Mid-Atlantic Realty Trust of our report dated February 14, 1997, relating to the combined balanced sheets of JHP Commercial Properties as of December 31, 1996, 1995 and 1994, and the related consolidated statements of income, partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Mid-Atlantic Realty Trust dated July 14, 1997.





                                       SCHEINER, MISTER & GRANDIZIO, P.A.



Lutherville, Maryland
July 14, 1997